UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

2960 N. Meridian Street, Ste.300, Indianapolis, IN 46208

J. Michael Landis

Unified Fund Services, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Becker Value Equity Fund (NASDAQ: BVEFX)

Becker Small Cap Value Equity Fund (NASDAQ: BVESX)

Annual Report

October 31, 2007

Fund Advisor:

Becker Capital Management, Inc.

1211 SW Fifth Avenue

Suite 2185

Portland, OR 97204

Toll Free: (800) 551-3998

BECKER SMALL CAP VALUE EQUITY FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

The 12 months ended October 31, 2007 proved a very difficult year for our Small Cap Fund. Initially, the year started fairly well. Your Fund was ahead of the Russell 2000 by more than 4.5% in the first 9 months of the fiscal year. The final quarter, however, was brutal - the Fund lost more than 12.5% versus the index during this period. For the fiscal year ended October 31, 2007, the Fund returned -0.57% while the Russell 2000 Index and the Russell 2000 Value Index returned 9.27% and 2.05%, respectively. The point is not to look at arbitrary time periods but to understand what caused the underperformance and, more importantly, what it might tell us about the prospects for future results. We will briefly discuss what went right in the earlier portion of the year and what hurt performance in the final quarter. We will then review our current thoughts about the Fund and the volatile financial markets.

The Fund’s fiscal year started well with a broad range of names performing well. We had quite a few names announcing corporate transactions at meaningful premiums, either with private equity or strategic investors. During the first half of 2007, appreciation in announced takeouts Bowater, Elcor, Guitar Centers, James River Group, Stellent, and United Rentals helped the Fund meaningfully. All of these transactions have since closed except James River (pending) and United Rentals, which was sold prior to the deal’s collapse. Our investments in two dry bulk shipping companies, Dryships and Excel Maritime, also contributed significantly to Fund performance. These names performed well after having been very much out of favor throughout 2006. We had a few difficulties with individual positions such as Accredited Home Lenders and Inphonics which were sold after triggering our sell discipline, but overall the Fund performed relatively well during the first three fiscal quarters.

However, the market gyrations of the last several months resulted in significant Fund underperformance. Financial markets were roiled by disarray in the subprime mortgage market. Fears concerning accelerating mortgage loan defaults quickly spread to other credit markets, and excessively leveraged positions at investment banks, hedge funds and other investors unraveled quickly. Private equity investors retrenched as access to credit evaporated; previously announced transactions were summarily terminated or renegotiated, and the takeout premium that had bolstered equity valuations through midyear evaporated. The final quarter of the Fund’s fiscal year was possibly the most volatile quarter in years, for both the market and for our Fund.

The impact on the markets was unambiguous. First, there was a clear flight to safety as investors sold domestic small cap stocks in favor of large capitalization multinational equities. In addition, credit spreads widened, making access to credit both challenging and expensive. Finally, the mortgage markets experienced further retrenchment, pressuring the housing sector and weakening prospects for consumer spending. Our small cap fund was affected by all three of these factors:

•

Our average market cap is currently lower than that of the Russell 2000, and we suffered from the flight to safety much more than the index. As an illustration, it is no coincidence that our 5 worst performing stocks during the last three months have an average market cap of $370 million vs. $1.2 billion for our 5 best performing stocks and $1.1 billion for the Russell 2000.

•

Our value discipline had led us to invest in quite a few buy-out candidates – these names did experience unusual negative price pressure during the last three months. One such company, Fred’s, recently announced it hired a financial advisor and has received inquiries from well-qualified investors.

•

Our bottom-up approach had led us to a modest above-index exposure to financials and consumer discretionary names, which struggled since mid year with increased concerns about consumer spending and leverage.

We have recently observed many significant price movements that appeared unrelated to the fundamentals of the affected companies. In some cases, we lightened positions when the spikes appeared driven by distressed short sellers forced to cover (see our partial sales of MarineMax and Ultratech). In other situations, we added to names that appeared to be engulfed in portfolio-wide liquidations (Newpark Resources, CastlePoint Holdings, Radio One, for example). In many cases, though, we have simply stayed with names that appear fundamentally sound but that were being marked down apparently due to macro concerns.

We did, however, have names reporting negative fundamental developments. In each case, we reviewed our fundamental case for the security to determine if any of our three main sell discipline criteria had been triggered.

Despite the significant market volatility, we are continuing to execute our investment discipline, a discipline that has worked well over time. We have recently added several attractive names trading at good valuations such as Kenexa, a fast growing provider of software products focusing on companies’ human resources challenges; Physicians’ Formula, a solutions-based manufacturer of cosmetics that has grown sales by over 20% per annum over the last 5 years; and Rosetta Resources, a major US producer of natural gas. We also acted on our sell discipline and sold several names that have performed well and reached our valuation targets (Dryships, Excel Maritime, United Rentals, and Worthington) and names where we observed fundamental deterioration (Bank Atlantic, Cost Plus and Inphonics).

Since mid-year, the small cap sector reversed its venerated status of prior years; small caps could remain under pressure in the short-term if recession fears persist. However, we believe your Fund, which consists of good companies at attractive valuations, will, over time, attract the interest of investors and, in some cases, of acquirers. We remain confident in our discipline and believe the current out-of-favor status of the small cap value asset class will revert to the mean as quality balance sheets and attractive valuations once again are embraced by investors.

BECKER VALUE EQUITY FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

Stocks posted respectable gains for the fiscal year ended October 31, 2007, despite concerns over housing and higher energy costs. The Becker Value Equity Fund (“Fund”) returned 11.18% for the year, trailing the S&P 500 Index’s return of 14.55%. While we are disappointed to have underperformed this benchmark over the last twelve months, your longer-term results remain comfortably ahead of the Index. Since inception, your fund has produced an annual return of 13.53% vs 12.00% for the S&P 500 Index.

The fact that the market was able to produce double-digit returns surprised many observers. Strong gains early in the year gave way to increased market volatility as revelations of credit problems at many financial institutions resulted in across the board selling in that sector. The credit market news was not entirely unexpected. By the spring of 2007, there was growing evidence of problems in the sub-prime mortgage market, the credit-dependent homebuilding industry, and in some of the more exotic debt instruments such as collateralized debt obligations (CDO’s) held by hedge funds and other investors. Problems appeared to come to a head in late July/early August of 2007, producing a scramble among many financial institutions to re-liquefy their balance sheets as funding sources dried up. Problems multiplied when many of their more arcane investments proved difficult to value and even more difficult to trade. Specific to your Fund, we have sold Countrywide Financial which encountered significant difficulties as investors became increasingly wary of the downturn in housing. We had anticipated this slowdown, but wrongly perceived Countrywide to be a beneficiary as weaker rivals succumbed to the industry’s difficulties, allowing this dominant lender to profitably gain market share. In fact, industry fundamentals proved so challenging that even some of the government sponsored intermediaries such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Association (Freddie Mac) encountered substantial difficulties arising from growing mortgage delinquencies and foreclosures. The Federal Reserve Bank’s original estimates of mortgage-related losses in the area of $50 billion have since grown to $150 billion, and may trend higher.

In addition, housing concerns and higher energy costs resulted in weakened consumer confidence and retail expenditures, formerly the backbone of domestic economic strength. Importantly, much consumer spending in recent years has been funded by increases in auto loans, credit card debt, mortgage equity withdrawals and other forms of borrowing. Now, tighter lending standards and declining home values are curtailing consumers’ ability to spend. In the stock market this development has penalized many retailers including our holdings of department store operator The Limited and apparel retailer Liz Claiborne (which was sold) .

On the other hand, your holdings in the less economically sensitive consumer staples area performed exceptionally well over the course of the year. Companies such as Coca Cola, Cadbury Schweppes, and Unilever benefited from strong recurring revenues and earnings as well as their exposure to the higher growth available from international markets. Stock selection and an over-weighted position in this sector greatly aided overall portfolio performance. Other sectors such as healthcare, materials, and technology produced much more mixed performance.

Similarly, the rise in oil prices resulted in strong performance on the part of our various energy-related holdings. Oil service providers such as Diamond Offshore and Global Santa Fe returned 75% and 58% respectively. Solid performance was also registered by some of the larger integrated energy companies in your portfolio such as Chevron and Royal Dutch. Certainly, the course of the economy will have much to do with how the market fares over the coming year. Since this market turmoil first appeared, the number of economists and other observers calling for a slowdown has increased. Housing will undoubtedly be a drag on domestic economic growth as home sales, construction activity, softening home prices and mortgage delinquencies and defaults all weigh on economic activity. Despite these concerns, employment has been resilient – good news for continued healthy economic activity. Moreover, corporate profits and cash flows have remained robust. Importantly, the Federal Reserve Bank shifted monetary policy in favor of several interest rate reductions implemented as a result of the already mentioned turmoil in the credit markets and to provide some lift to the economy, particularly the moribund housing market. To some extent, the Fed faces the quandary of using monetary policy to ease difficulties facing many credit market participants while not igniting inflationary pressures arising from higher oil prices and the weaker dollar.

Neither we nor anyone else is in a position to say if the recent credit turbulence is over. The proliferation of derivative securities in recent years has made it extremely difficult to assess the risks to our economy. Suffice it to say that a fairly broad de-leveraging is underway, together with an apparent re-pricing of risk. Taken all together, the risk of a recession is higher, but by no means a foregone conclusion.

We will continue to take what we consider to be a conservative approach with respect to your Fund, emphasizing companies with strong balance sheets and broad product and geographic diversification. Our holdings in Microsoft, Coca Cola, Abbott Labs, Pfizer and General Electric have strong domestic operations, but also derive a meaningful portion of their revenues and earnings from outside the U.S. in faster growing international markets. Such global reach ought to cushion results, should domestic growth slow further.

Investment Results - Unaudited

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on a Fund’s distributions or the redemption of a Fund’s shares. Current performance of a Fund may be lower or higher than the performance quoted. Each Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. Each Fund charges a 2% redemption fee on shares redeemed less than one year after they are purchased. The imposition of this fee is not reflected in the returns above.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index, Russell 2000 Index, and Russell 2000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in a Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on January 3, 2005 (commencement of Fund operations) and held through October 31, 2007. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-551-3998. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on November 4, 2003 (commencement of Fund operations) and held through October 31, 2007. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets.

2Companies with market capitalization less than $2 billion.

3Companies with market capitalizations greater than $2 billion.

The Becker Small Cap Value Equity Fund invests primarily in common and preferred stock of small-cap companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor, Becker Capital Management, Inc. The Fund will generally select stocks of companies with market capitalizations that do not exceed $2.0 billion.

1As a percent of net assets.

2Companies with market capitalizations greater than $1.5 billion.

3Companies with market capitalization less than $1.5 billion.

The Becker Value Equity Fund invests primarily in common and preferred stock of large or medium-sized companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor. The Fund will generally select stocks of companies with market capitalizations that exceed $1.5 billion.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS’ EXPENSES – (Unaudited)

As a shareholder of one of the Becker Value Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning and held for six months from May 1 to October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Becker Value Funds
Becker Small Cap Value Equity Fund
Schedule of Investments
October 31, 2007

Common Stocks - 92.94%	Shares	Value

Abrasive, Asbestos & Miscellaneous Nonmetallic Mineral Products - 0.99%
CARBO Ceramics, Inc.	1,300	$ 58,396

Air Transportation, Nonscheduled - 1.52%
Bristow Group, Inc. (a)	1,800	89,802

Air Transportation, Scheduled - 1.38%
SkyWest, Inc.	3,000	81,870

Apparel & Other Finished Products of Fabrics & Similar Materials - 1.79%
Carter's, Inc. (a)	4,800	105,984

Arrangement of Transportation of Freight & Cargo - 1.34%
Pacer International, Inc.	5,400	79,596

Communication Equipment - 1.70%
Applied Signal Technology, Inc.	7,000	100,590

Computer Storage Devices - 1.86%
Dot Hill Systems Corp. (a)	36,700	110,467

Crude Petroleum & Natural Gas - 1.70%
Rosetta Resources, Inc. (a)	5,300	100,700

Deep Sea Foreign Transportation of Freight - 1.26%
StealthGas, Inc.	4,100	74,415

Drilling Oil & Gas Wells - 1.01%
Helmerich & Payne, Inc.	1,900	60,078

Electric Housewares & Fans - 1.09%
Helen of Troy Ltd. (a)	3,600	64,800

Electronic Components & Accessories - 1.37%
Silicon Image, Inc. (a)	12,700	80,899

Fire, Marine & Casualty Insurance - 4.52%
CastlePoint Holdings, Ltd.	12,700	147,955
North Pointe Holdings Corp. (a)	5,400	59,751
Zenith National Insurance Corp.	1,500	60,270
		267,976

Lumber & Wood Products (No Furniture) - 1.08%
Louisiana-Pacific Corp.	3,900	64,194

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Small Cap Value Equity Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 92.94% - continued	Shares	Value

Miscellaneous Manufacturing Industries - 3.02%
Shuffle Master, Inc. (a)	8,500	$ 116,280
WMS Industries, Inc. (a)	1,800	62,406
		178,686

Motor Vehicles & Passenger Car Bodies - 1.47%
Monaco Coach Corp.	7,500	87,000

National Commercial Banks - 2.63%
Citizens Republic Bancorp, Inc.	2,800	42,616
Midwest Banc Holdings, Inc.	8,500	113,050
		155,666

Oil & Gas Field Machinery & Equipment - 1.69%
Newpark Resources, Inc. (a)	16,000	100,320

Perfumes, Cosmetics & Other Toilet Preparations - 3.01%
Physicians Formula Holdings, Inc. (a)	15,000	178,500

Pharmaceutical Preparations - 5.07%
Angiotech Pharmaceuticals, Inc. (a)	23,200	109,736
Noven Pharmaceuticals, Inc. (a)	7,100	109,766
Perrigo Co.	3,400	80,614
		300,116

Radio & TV Broadcasting & Communications Equipment - 1.76%
Powerwave Technologies, Inc. (a)	18,800	104,528

Radio Broadcasting Stations - 1.69%
Radio One, Inc. - Class D (a)	28,700	100,163

Railroad Equipment - 1.58%
The Greenbrier Companies, Inc.	3,500	93,485

Real Estate - 2.35%
Meruelo Maddux Properties, Inc. (a)	28,900	139,009

Retail - Auto & Home Supply Stores - 1.37%
MarineMax, Inc. (a)	5,700	81,168

Retail - Auto Dealers & Gasoline Stations - 0.89%
Group 1 Automotive, Inc.	1,700	52,785

Retail - Drug and Proprietary Stores - 3.04%
BioScrip, Inc. (a)	23,000	180,090

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Small Cap Value Equity Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 92.94% - continued	Shares	Value

Retail - Eating Places - 1.70%
Benihana, Inc. - Class A (a)	5,700	$ 100,605

Retail - Miscellaneous Shopping Goods Stores - 1.05%
Big 5 Sporting Goods Corp.	3,500	62,475

Retail - Variety Stores - 1.79%
Fred's, Inc. - Class A	10,000	106,000

Retail - Women's Clothing Stores - 1.68%
The Wet Seal, Inc. - Class A (a)	37,458	99,264

Savings Institution, Federally Chartered - 0.95%
BankAtlantic Bancorp, Inc. - Class A	13,700	56,307

Semiconductors & Related Devices - 2.14%
Lattice Semiconductor Corp. (a)	9,100	38,038
OmniVision Technologies, Inc. (a)	4,000	88,600
		126,638

Services - Home Health Care Services - 1.65%
Matria Healthcare, Inc. (a)	3,800	97,584

Services - Hospitals - 2.73%
RehabCare Group, Inc. (a)	7,800	161,772

Services - Management Services - 2.12%
CRM Holdings, Ltd. (a)	18,300	125,721

Services - Prepackaged Software - 8.55%
Cogent Communications Group, Inc. (a)	4,500	124,560
Lawson Software, Inc. (a)	12,000	135,480
Magma Design Automation, Inc. (a)	10,000	148,900
Openwave Systems, Inc. (a)	24,600	97,416
		506,356

Special Industry Machinery - 1.15%
Ultratech, Inc. (a)	5,900	68,381

State Commercial Banks - 1.97%
Capital Corp of the West	5,100	99,195
CVB Financial Corp.	1,500	17,580
		116,775

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Small Cap Value Equity Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 92.94% - continued	Shares	Value

Telephone & Telegraph Apparatus - 4.40%
Intervoice, Inc. (a)	22,000	$ 215,600
Westell Technologies, Inc. - Class A (a)	23,300	44,969
		260,569

Trucking (No Local) - 1.51%
Con-way, Inc.	2,100	89,481

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 1.75%
Houston Wire & Cable Co.	5,900	103,663

Wholesale - Lumber & Other Construction Materials - 1.49%
Beacon Roofing Supply, Inc. (a)	9,800	88,102

Wholesale - Miscellaneous Durable Goods - 1.59%
RC2 Corp. (a)	3,150	93,933

Wholesale - Petroleum & Petroleum Products (No Bulk Stations) - 2.54%
World Fuel Services Corp.	3,400	150,586

TOTAL COMMON STOCKS (Cost $6,037,601)		5,505,495

Real Estate Investment Trusts - 5.83%
Ashford Hospitality Trust	12,000	118,080
Friedman, Billings, Ramsey Group, Inc. - Class A	29,000	124,700
Redwood Trust, Inc.	3,900	102,765

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $494,694)		345,545

Money Market Securities - 0.11%
Huntington U.S. Treasury Money Market Fund, 3.26% (b)	6,712	6,712

TOTAL MONEY MARKET SECURITIES (Cost $6,712)		6,712

TOTAL INVESTMENTS (Cost $6,539,007) - 98.88%		$ 5,857,752

Other assets less liabilities - 1.12%		65,995

TOTAL NET ASSETS - 100.00%		$ 5,923,747

(a) Non-income producing.
(b) Variable Rate Security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Value Equity Fund
Schedule of Investments
October 31, 2007

Common Stocks - 91.95%	Shares	Value

Agricultural Chemicals - 1.08%
The Scotts Miracle-Gro Co. - Class A	15,999	$ 734,194

Apparel & Other Finished Products of Fabrics & Similar Materials - 1.29%
Carter's, Inc. (a)	40,000	883,200

Beverages - 3.50%
Constellation Brands, Inc. - Class A (a)	41,000	1,029,920
The Coca-Cola Co.	22,000	1,358,720
		2,388,640

Bottled & Canned Soft Drinks & Carbonated Waters - 2.22%
Cadbury Schweppes plc (b)	28,500	1,517,340

Cable & Other Pay Television Services - 1.98%
Comcast Corp. - Class A (a)	64,000	1,347,200

Crude Petroleum & Natural Gas - 4.42%
Pioneer Natural Resources Co.	30,000	1,530,600
Royal Dutch Shell plc (b)	17,000	1,487,670
		3,018,270

Drilling Oil & Gas Wells - 2.05%
Diamond Offshore Drilling, Inc.	2,900	328,367
GlobalSantaFe Corp.	5,000	405,150
Helmerich & Payne, Inc.	21,000	664,020
		1,397,537

Electronic & Other Electrical Equipment - 3.02%
General Electric Co.	50,000	2,058,000

Electronic Connectors - 1.87%
Tyco International, Ltd.	31,000	1,276,270

Fats & Oils - 3.02%
Archer-Daniels-Midland Co.	35,000	1,252,300
Bunge, Ltd.	7,000	806,330
		2,058,630

Finance Lessors - 0.52%
CIT Group, Inc.	10,000	352,400

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.95% - continued	Shares	Value

Fire, Marine & Casualty Insurance - 3.41%
The Allstate Corp.	19,000	$ 995,600
The Chubb Corp.	25,000	1,333,750
		2,329,350

Food & Kindred Products - 1.95%
Unilever N.V. (c)	41,000	1,330,860

Grain Mill Products - 1.78%
General Mills, Inc.	21,000	1,212,330

Industrial Organic Chemicals - 1.09%
The Lubrizol Corp.	11,000	746,680

Insurance Agents, Brokers & Service - 3.31%
Marsh & McLennan Companies, Inc.	51,500	1,333,335
The Hartford Financial Services Group, Inc.	9,500	921,785
		2,255,120

Laboratory Analytical Instruments - 2.01%
Applera Corp. - Applied Biosystems Group	37,000	1,374,180

Malt Beverages - 0.84%
Molson Coors Brewing Co. - Class B	10,000	572,300

Miscellaneous Manufacturing Industries - 0.83%
International Game Technology	13,000	566,930

Mortgage Bankers & Loan Correspondents - 0.72%
Countrywide Financial Corp.	31,500	488,880

Motor Vehicles & Passenger Car Bodies - 3.31%
Honda Motor Co., Ltd. (b)	42,000	1,572,060
Toyota Motor Corp. (b)	6,000	686,640
		2,258,700

National Commercial Banks - 2.99%
TCF Financial Corp.	40,000	910,800
U.S. Bancorp	34,000	1,127,440
		2,038,240

Office Machines - 1.00%
Pitney Bowes, Inc.	17,000	680,680

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.95% - continued	Shares	Value

Oil & Gas Field Services - 0.72%
Grant Prideco, Inc. (a)	10,000	$ 491,600

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.37%
PPG Industries, Inc.	12,500	934,250

Paper Mills - 1.87%
International Paper Co.	34,500	1,275,120

Petroleum Refining - 3.13%
Chevron Corp.	8,025	734,368
ConocoPhillips	16,500	1,401,840
		2,136,208

Pharmaceutical Preparations - 7.00%
Abbott Laboratories	27,000	1,474,740
Eli Lilly & Co.	30,000	1,624,500
Pfizer, Inc.	68,000	1,673,480
		4,772,720

Refuse Systems - 1.60%
Waste Management, Inc.	30,000	1,091,700

Retail - Grocery Stores - 2.03%
The Kroger Co.	47,000	1,381,330

Retail - Radio, TV & Consumer Electronics Stores - 1.42%
Best Buy Co., Inc.	20,000	970,400

Retail - Variety Stores - 2.31%
Costco Wholesale Corp.	3,300	221,958
Wal-Mart Stores, Inc.	30,000	1,356,300
		1,578,258

Retail - Women's Clothing Stores - 1.78%
Limited Brands, Inc.	55,000	1,210,550

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.96%
Raytheon Co.	21,000	1,335,810

Services - Advertising Agencies - 1.11%
The Interpublic Group of Companies, Inc. (a)	73,000	755,550

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.95% - continued	Shares	Value

Services - Business Services - 2.41%
Manpower, Inc.	22,000	$ 1,644,280

Services - Prepackaged Software - 6.54%
Lawson Software, Inc. (a)	120,000	1,354,800
Microsoft Corp.	66,000	2,429,460
Synopsys, Inc. (a)	24,000	678,240
		4,462,500

Surety Insurance - 0.66%
MBIA, Inc.	10,500	451,920

Surgical & Medical Instruments & Apparatus - 3.61%
Becton, Dickinson & Co.	17,500	1,460,550
Covidien Ltd.	24,000	998,400
		2,458,950

Telephone & Telegraph Apparatus - 1.41%
ADTRAN, Inc.	40,000	962,800

Trucking (No Local) - 0.81%
Con-way, Inc.	13,000	553,930

Wholesale - Electronic Parts & Equipment - 2.00%
Tyco Electronics Ltd.	38,250	1,364,378

TOTAL COMMON STOCKS (Cost $54,426,961)		62,718,185

Money Market Securities - 8.79%
Huntington U.S. Treasury Money Market Fund, 3.26% (d)	5,994,192	5,994,192

TOTAL MONEY MARKET SECURITIES (Cost $5,994,192)		5,994,192

TOTAL INVESTMENTS (Cost $60,421,153) - 100.74%		$ 68,712,377

Liabilities in excess of other assets - (0.74)%		(501,759)

TOTAL NET ASSETS - 100.00%		$ 68,210,618

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Depositary Receipt - New York Registry.
(d) Variable Rate Security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Statements of Assets and Liabilities
10/31/07

	Becker Small Cap	Becker
	Value Equity	Value Equity
	Fund	Fund
Assets
Investment in securities:
At cost	$ 6,539,007	$ 60,421,153
At value	$ 5,857,752	$ 68,712,377

Receivable for investments sold	155,649	1,087,386
Receivable for Fund shares sold	5,433	269,480
Prepaid expenses	3,815	6,511
Dividends receivable	1,919	84,589
Interest receivable	66	14,125
Receivable due from Advisor (a)	11,395	-
Total assets	6,036,029	70,174,468

Liabilities
Payable for investments purchased	83,440	1,868,596
Payable to administrator, fund accountant & transfer agent	9,826	21,157
Payable to custodian	1,356	1,916
Trustee and officer fees accrued	1,333	1,333
Payable to Advisor (a)	-	33,233
Payable for Fund shares purchased	-	20,598
Other accrued expenses	16,327	17,017
Total liabilities	112,282	1,963,850

Net Assets	$ 5,923,747	$ 68,210,618

Net Assets consist of:
Paid in capital	$ 6,116,800	$ 55,430,572
Accumulated undistributed net investment income	36,501	567,212
Accumulated undistributed net realized gain from investment transactions	451,701	3,921,610
Net unrealized appreciation (depreciation) on investments	(681,255)	8,291,224

Net Assets	$ 5,923,747	$ 68,210,618

Shares outstanding (unlimited number of shares authorized)	586,574	4,496,687

Net asset value and offering price per share	$ 10.10	$ 15.17

Redemption price per share (b) (NAV * 99%)	$ 10.00	$ 15.02

(a) See Note 3 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 1.00% on shares redeemed within 30 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Statements of Operations
For the fiscal year ended October 31, 2007
	Becker Small Cap	Becker
	Value Equity	Value Equity
	Fund	Fund
Investment Income
Dividend income (Net of foreign withholding taxes of $0 and $16,698 respectively)	$ 106,593	$ 1,130,380
Interest income	8,125	189,453
Total Income	114,718	1,319,833

Expenses
Investment advisor fee (a)	75,986	616,252
Administration expenses	30,500	60,374
Transfer agent expenses	19,460	22,333
Fund accounting expenses	16,058	30,313
Registration expenses	15,849	17,468
Legal expenses	12,245	14,704
Custodian expenses	10,993	12,153
Audit expenses	10,910	11,505
Pricing expenses	5,333	5,604
CCO expenses	5,179	5,179
Trustee expenses	4,739	4,739
Insurance expense	1,129	4,647
Report printing expense	795	2,436
Miscellaneous expenses	727	1,571
Total Expenses	209,903	809,278
Reimbursed expenses and waived fees (a)	(133,920)	(193,400)
Net operating expenses	75,983	615,878
Net investment income	38,735	703,955

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities	468,186	3,921,846
Change in unrealized appreciation (depreciation)
on investment securities	(757,997)	1,706,432
Net realized and unrealized gain (loss) on investment securities	(289,811)	5,628,278
Net increase (decrease) in net assets resulting from operations	$ (251,076)	$ 6,332,233

(a) See Note 3 in Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Statements of Changes In Net Assets
	Becker Small Cap Value
	Equity Fund

	Year	Year
	ended	ended
	October 31, 2007	October 31, 2006
Operations
Net investment income	$ 38,735	$ 4,150
Net realized gain on investment securities	468,186	296,495
Change in unrealized appreciation (depreciation) on investment securities		121,551
Net increase (decrease) in net assets resulting from operations		422,196

Distributions
From net investment income	(2,234)	(8,741)
From net realized gain	(310,235)	(49,668)
Total distributions	(312,469)	(58,409)

Capital Share Transactions
Proceeds from shares sold	4,156,852	1,436,180
Reinvestment of distributions	312,469	58,292
Amount paid for shares repurchased	(1,902,170)	(259,125)
Net increase in net assets resulting
from share transactions	2,567,151	1,235,347

Total Increase in Net Assets	2,003,606	1,599,134

Net Assets
Beginning of year	3,920,141	2,321,007

End of year	$ 5,923,747	$ 3,920,141

Accumulated undistributed net investment income
included in net assets at end of period	$ 36,501	-

Capital Share Transactions
Shares sold	378,825	141,244
Shares issued in reinvestment of distributions	28,667	5,754
Shares repurchased	(179,377)	(25,492)

Net increase from capital share transactions	228,115	121,506

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Statements of Changes In Net Assets
	Becker Value
	Equity Fund

	Year	Year
	ended	ended
	October 31, 2007	October 31, 2006
Operations
Net investment income	$ 703,955	$ 482,267
Net realized gain on investment securities	3,921,846	1,711,743
Change in unrealized appreciation (depreciation) on investment securities	1,706,432	4,685,071
Net increase in net assets resulting from operations	6,332,233	6,879,081

Distributions
From net investment income	(524,024)	(239,922)
From net realized gain	(1,711,608)	(1,438,139)
Total distributions	(2,235,632)	(1,678,061)

Capital Share Transactions
Proceeds from shares sold	19,089,994	16,687,606
Reinvestment of distributions	2,218,789	1,090,583
Amount paid for shares repurchased	(8,633,678)	(6,410,837)
Net increase in net assets resulting
from share transactions	12,675,105	11,367,352

Total Increase in Net Assets	16,771,706	16,568,372

Net Assets
Beginning of year	51,438,912	34,870,540

End of year	$ 68,210,618	$ 51,438,912

Accumulated undistributed net investment income
included in net assets at end of period	$ 567,212	$ 387,282

Capital Share Transactions
Shares sold	1,303,343	1,255,851
Shares issued in reinvestment of distributions	154,835	84,673
Shares repurchased	(584,757)	(486,032)

Net increase from capital share transactions	873,421	854,492

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Financial Highlights
(For a share outstanding throughout the period)

	Becker Small Cap Value Equity Fund

	Year ended	Year ended	Period ended
	October 31, 2007	October 31, 2006	October 31, 2005	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.94	$ 9.80	$ 10.00
Income from investment operations:
Net investment income	0.07	0.02	0.01
Net realized and unrealized gains (losses)	(0.07)	1.35	(0.21)
Total income (loss) from investment operations	0.00	1.37	(0.20)

Less distributions:
From net investment income	(0.01)	(0.03)	-
From net realized gain	(0.83)	(0.20)	-
Total distributions	(0.84)	(0.23)	-

Paid in capital from redemption fees (b)	-	-	-

Net asset value, end of period	$ 10.10	$ 10.94	$ 9.80

Total Return (c)	(0.57)%	14.19%	(2.00)%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 5,924	$ 3,920	$ 2,321
Ratio of expenses to average net assets	1.20%	1.20%	1.20%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	3.31%	5.36%	10.45%	(e)
Ratio of net investment income to
average net assets	0.61%	0.13%	0.16%	(e)
Ratio of net investment income to
average net assets before waiver & reimbursement	(1.50)%	(4.03)%	(9.09)%	(e)
Portfolio turnover rate	101.54%	63.41%	55.28%

(a) For the period January 3, 2005 (Commencement of Operations) to October 31, 2005.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds
Financial Highlights
(For a share outstanding throughout the period)

	Becker Value Equity Fund

	Year ended	Year ended	Year ended	Period ended
	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 14.20	$ 12.59	$ 11.09	$ 10.00
Income from investment operations:
Net investment income	0.16	0.14	0.09	0.01
Net realized and unrealized gain	1.40	2.05	1.49	1.08
Total from investment operations	1.56	2.19	1.58	1.09
Less Distributions to Shareholders:
From net investment income	(0.14)	(0.08)	(0.04)	-
From net realized gain	(0.45)	(0.50)	(0.04)	-
Total distributions	(0.59)	(0.58)	(0.08)	-

Paid in capital from redemption fees (b)	-	-	-	-

Net asset value, end of period	$ 15.17	$ 14.20	$ 12.59	$ 11.09

Total Return (c)	11.18%	17.91%	14.24%	10.90%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 68,211	$ 51,439	$ 34,871	$ 20,187
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.20%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.31%	1.43%	1.73%	2.83%	(e)
Ratio of net investment income to
average net assets	1.14%	1.15%	0.75%	0.14%	(e)
Ratio of net investment income to average
net assets before waiver & reimbursement	0.83%	0.72%	0.02%	(1.49)%	(e)
Portfolio turnover rate	38.95%	30.47%	35.46%	26.08%

(a) For the period November 3, 2003 (Commencement of Operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Becker Value Funds

Notes to the Financial Statements

October 31, 2007

NOTE 1.	ORGANIZATION

Becker Value Equity Fund (“Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 9, 2003. The Becker Small Cap Value Equity Fund (“Small Cap Fund”) was organized as a diversified series of the Trust on December 13, 2004 (collectively with the Value Equity Fund, the “Funds” or each a “Fund”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of each separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The Value Fund commenced operations on November 3, 2003, and the Small Cap Fund commenced operations on January 3, 2005. The investment objective of each Fund is to provide long-term capital appreciation to its shareholders. The investment advisor to the Funds is Becker Capital Management, Inc. (the “Advisor”).

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the company to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger fair valuation than other securities.

Becker Value Funds

Notes to the Financial Statements - continued

October 31, 2007

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes - The Funds make no provision for federal income tax. The Funds’ policy is to continue to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of a Fund. For the fiscal year ended October 31, 2007 there were no such reclassifications.

Accounting for Uncertainty in Income Taxes - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreements, on behalf of each Fund (each an “Agreement”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Small Cap Fund and Value Fund are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.20% and 1.00% of the average daily net assets of the Small Cap Fund and the Value Fund respectively.

Becker Value Funds

Notes to the Financial Statements - continued

October 31, 2007

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

For the fiscal year ended October 31, 2007, the Advisor earned a fee of $75,986 from the Small Cap Fund and $616,252 from the Value Fund before the reimbursement described below.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Small Cap Fund’s average daily net assets and 1.00% of the Value Fund’s average daily net assets through February 29, 2008. For the fiscal year ended October 31, 2007, the Advisor waived fees and reimbursed expenses of $133,920 for the Small Cap Fund and $193,400 for the Value Fund. As of October 31, 2007, the Advisor owed $11,395 to the Small Cap Fund and the Value Fund owed the Advisor $33,233.

Each waiver and/or reimbursement by the Advisor with respect to a Fund is subject to repayment by the fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that a Fund is able to make the repayment without exceeding the expense limitations described above. This agreement was effective November 1, 2006, for the Small Cap Fund. The Value Fund had such an agreement with the Advisor that was effective November 1, 2005.

The waived fees related to operating expenses subject to recovery at October 31, 2007 were as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage each Fund’s business affairs and provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2007, Unified earned fees of $30,500 and $60,374 for administrative services provided to the Small Cap Fund and Value Fund, respectively. As of October 31, 2007, Unified was owed $5,000 and $11,662 from the Small Cap Fund and the Value Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”) and the principal distributor of the Funds. For the fiscal year ended October 31, 2007, the Custodian earned fees of $10,993 and $12,153 from the Small Cap Fund and the Value Fund, respectively, for custody services provided to the Funds. At October 31, 2007, the Custodian was owed $1,356 and $1,916 by the Small Cap Fund and Value Fund, respectively, for custody services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended October 31, 2007, Unified earned fees of $12,839 for transfer agent services and $6,621 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services from the Small Cap Fund. For the fiscal year ended October 31, 2007, Unified earned fees of $15,575 for transfer agent services and $6,758 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services from the Value Fund. As of October 31, 2007, the Small Cap Fund owed Unified $2,268 for transfer agent services and $1,000 in reimbursement of out-of-pocket expenses. As of October 31, 2007, the Value Fund owed Unified $2,615 for transfer agent services and $1,000 in reimbursement of out-of-pocket expenses. For the fiscal year ended October 31, 2007, Unified earned fees of $16,058 and $30,313 from the Small Cap Fund and the Value Fund, respectively, for the accounting services. As of October 31, 2007, Unified was owed $1,558 and $5,880 from the Small Cap Fund and the Value Fund, respectively, for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made by the Funds to the Distributor during the fiscal year ended October 31, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

Becker Value Funds

Notes to the Financial Statements - continued

October 31, 2007

NOTE 4.	INVESTMENTS

For the fiscal year ended October 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

As of October 31, 2007, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At October 31, 2007, the aggregate cost of securities, excluding U.S. government obligations, for federal income tax purposes was $6,563,243 for the Small Cap Fund and $60,421,168 for the Value Fund.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. As of October 31, 2007, Charles Schwab & Co., Inc., and Becker Capital Management, Inc., for the benefit of their respective customers, held 29.29% and 25.79% respectively of the voting securities of the Small Cap Fund, and Commercial Properties, for the benefit of its customers, held 45.51% of the voting securities of the Value Fund. As a result Charles Schwab & Co. and Becker Capital Management, Inc., may be deemed to control the Small Cap Fund and Commercial Properties may be deemed to control the Value Fund.

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

Small Cap Fund. On December 27, 2006, the Small Cap Fund paid an income distribution of $0.006 per share and short-term and long-term capital gain distributions totaling $0.8331 per share to shareholders of record on December 26, 2006.

On December 20, 2007, the Small Cap Fund paid an income distribution of $0.0852 per share and short-term and long-term capital gain distributions totaling $0.8403 per share to shareholders of record on December 19, 2007.

Becker Value Funds

Notes to the Financial Statements - continued

October 31, 2007

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS - continued

The tax character of distributions paid for the fiscal years ended October 31, 2007 and 2006 were as follows:

Value Fund. On December 27, 2006, the Value Fund paid an ordinary income dividend of $0.1367 per share and short-term and long-term capital gain dividends totaling $0.4465 per share to shareholders of record on December 26, 2006.

On December 20, 2007, the Value Fund paid an ordinary income dividend of $0.1629 per share and short-term and long-term capital gain dividends totaling $0.9055 per share to shareholders of record on December 19, 2007.

The tax character of distributions paid for the fiscal years ended October 31, 2007 and 2006 were as follows:

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of October 31, 2007, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $24,236 for the Small Cap Fund and $15 for the Value Fund.

To The Shareholders and Board of Trustees

Becker Value Funds

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Becker Value Funds (the “Funds”), comprising Becker Value Equity Fund and Becker Small Cap Value Equity Fund, each a series of the Unified Series Trust, as of October 31, 2007, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods then ended for the Becker Small Cap Value Equity Fund and for each of the four periods then ended for the Becker Value Equity Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Becker Value Funds, as of October 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years then ended and their financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

December 18, 2007

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 37 series.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 551-3998 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended October 31, is available without charge upon request by (1) calling the Funds at (800) 551-3998 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

James M. Landis, Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Becker Capital Management, Inc.

1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Annual Report

October 31, 2007

Fund Advisor:

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

Toll Free: (800) 247-1014

DREMAN CONTRARIAN LARGE CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

The Dreman Contrarian Large Cap Value Fund returned 9.81% for the fiscal year ended October 31, 2007, as compared to the S&P 500 Index and the Russell 1000 Value Index returns of 14.55% and 10.83%, respectively. To say the least, volatility was back during the year after an extremely quiet period over the past few years, as the U.S. housing market became increasingly problematic. The housing slowdown coupled with the associated opaque financing vehicles caused a major correction in the financial services sector of the U.S. equity market during the latter half of the year. The U.S. Federal Reserve stepped in and lowered interest rates and will most likely continue its easing cycle to soften the weakness in the housing market.

Turning to the Fund, the continued overweight in the energy sector is reflective of our opinion that this sector remains a good long term, undervalued opportunity. Notwithstanding short term pullbacks, we are fundamentally bullish on oil and gas.

Let’s take a more in depth look at the fundamental case. Oil discoveries peaked in the 1960’s and have declined significantly for decades. Looking at the data reveals that all of the large fields have been found and production is well along the decline curve. Most experts think that between 1.9 and 2.4 trillion barrels can be ultimately produced of which we are approaching that midpoint where the remaining oil in the fields must be taken out of the ground by enhanced recovery techniques. Enhanced recovery techniques are costly, time consuming, and produce at a much slower rate. Existing fields are declining at a rate between 2.5% and 7.5% per year depending on the age of the field. Given the declining discoveries and the declining production curves and assuming a range of ultimate production of 1.9 to 2.4 trillion barrels, global production is either now peaking or will be shortly.

The demand side of the oil equation does not help. China and the rest of the emerging world have an enormous appetite for oil. Assuming 1.5% demand growth the global economy will need approximately 32 million barrels per day (“mbpd”) of additional capacity by 2012. Adding 32 mbpd is technically impossible, which is the equivalent of adding three times the current production of Saudi Arabia. In order to add 32 mbpd the fields would have to have been discovered over the past five years. It typically takes 5-9 years to go from a discovery to full production and 20 to 40 years to extract the oil. There have been no major discoveries since 1970 large enough to produce even a 2 mbpd increase in production (the last 1mbpd discovery was in 1982). Today the global economy consumes 30 billion barrels per year and the industry has averaged finding only 5 billion since 1995. Technically it is impossible to increase production from existing fields by more than 3-4 mbpd per year over the next five years. Assuming the nearly impossible global production increase of 4 mbpd per year would still leave a 12 mbpd shortfall by 2012. The ever increasing strain between supply and demand will likely send oil prices significantly higher in the future. Only a global recession would temporarily stop the inevitable.

The same long term fundamental story is also true for natural gas, as the natural gas production effort has more than doubled since 2000 and production is still falling as sharp production curves (much steeper than oil) and growing demand provide a platform for much higher prices in the future. Current prices have been skewed by the warm weather of the recent past.

All of the Fund’s energy names were up significantly as follows: ConocoPhillips (44.1%), Chevron Corp. (40.2%), Occidental Petroleum Corp. (49.7%), Apache Corp. (60.1%), Devon Energy Corp. (40.8%), and Anadarko Petroleum Corp. (28.1%). To highlight a name, Chevron Corp. (CVX) which is selling at 11.0 times 12 month forward earnings, recently announced a renewed share repurchase plan of $15.0B over the next three years which is projected to reduce the shares outstanding by approximately 3% a year. The buyback program will be funded by cash flow, as with many of the major oils strong cash flow has left CVX’s balance sheet with net cash of $3.5B ($12.1B in cash, $8.2B in debt). Today’s current CVX valuation implies $45 oil prices. Given our positive long term outlook on oil and the low valuation, CVX in our opinion, continues to be an attractive holding for the Fund.

The financial sector hit a rough patch during the later part of the year as the housing/credit weakness began to weigh on the representative stocks. The Fund’s bank stocks declined during this period as the market participants sold anything related to the mortgage weakness. Bank of America, although down 6.0% for the period, held up much better than many others due to its size and diverse business mix. The major declines were attributed to the thrift area as Washington Mutual, Fannie Mae, and Freddie Mac were down 30.1%, 0.3%, and 21.9%, respectively as the mortgage correction began to accelerate. Despite the short term weakness, we continue believe that these three companies will benefit longer term from the current weakness in the mortgage market and will able to regain market share as the weaker players exit the industry and also experience better margins as pricing returns to a more rational level. In the insurance sector, Chubb Corp. and Hartford Financial Services Group, Inc. rose during the year.

Healthcare, the third largest sector in the Fund, was slightly negative for the period. The major pharmaceuticals including Pfizer, Wyeth, and Amgen struggled during the year as each experienced several FDA setbacks regarding new drugs. These stocks have low valuations and we should do well over the long term. Merck was sold during the year as its multi-year recovery from the Vioxx scare had brought this stock back to a fully valued state. Aetna performed well during the period rising 36.4%. United Healthcare rose slightly for the period and remains very cheap, trading at 12.7 times earnings.

The Fund’s industrial holdings performed well during the year. The most notable performers were as follows: Northrop Grumman Corp. (28.4%), General Electric Co. (20.7%), United Technologies Corp. (18.5%), and 3M Corp. (12.1%). Northrop Grumman was a new purchase during the year. All of these big cap industrials are consistent growers that were purchased at below market multiple prices.

The Fund’s tobacco holdings, Altria Group Inc. and UST Inc. appreciated during the 12 month period. Altria’s (MO) Board of Directors announced its intention to spin-off Philip Morris International. The spin-off will likely be declared on January 30, 2008, implying a late first quarter distribution. As we have stated many times, this action will be a very important component of unlocking shareholder value. MO also increased its dividend 8.7% during the quarter. In our opinion, MO is worth approximately $82 a share and remains one of the cheapest consumer staples stocks in the market.

The consumer discretionary sector was weak for the year as the market discounted the possibility of a consumer spending slowdown, given the weak state of the housing market. The Fund’s holdings were weak as a result, as illustrated by Macy’s Inc. (-26.0%), Home Depot (-13.5%), Staples (-8.5%) and Lowe’s (-10.0%). We tendered Home Depot during the quarter as part of the company’s $250mm recapitalization plan. Staples and Lowe’s valuations are starting to become more attractive.

Outlook

Some observers believe the U.S. economy may already be in recession from a practical perspective, as there are many “tells” whether in the housing, auto or consumer discretionary sectors. A variety of companies have reported weak outlooks from retailing, financial services, and transportation industries (Federal Express and Ryder). However, global sectors such as Energy continue to do relatively well.

Given the recent change in the credit cycle, it’s going to take time for the market to evaluate the long term ramifications of tighter credit. A recent Federal Reserve survey showed the tightest credit standards in 16 years. It seems that since the market is setting new highs the mantra of “don’t fight the Fed” is alive and well. However, a coming slowdown in the U.S. may not be limited to housing as tighter credit conditions make businesses more circumspect in their decisions. It may spillover to "business spending, hiring, consumption [including high-end consumption], imports and foreign economies" -- Europe shows signs of slowing -- all moderating.

This has got to be one of the most uncertain times in many years in the financial markets. While in the short term the current momentum driven market may continue, we remain concerned that additional volatility waves may be heading the market’s way. DVM has traditionally taken advantage of such periods to add or increase positions when waves of selling can drive individual companies or sectors well below their real value.

Given the heightened level of economic uncertainty, we are comfortable with the construct of the Fund and remain confident that it is attractively valued relative to the market.

DREMAN CONTRARIAN MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

Volatility returned to the markets over the past year as sub-prime credit concerns had many investors concerned. This was most evident in the financial sector which was the only sector to post a negative return for the year. All that being said, the Dreman Contrarian Mid Cap Value Fund returned 15.37%, underperforming its benchmark, the S&P Mid Cap 400 Index, which posted a 17.01% return. The Fund did, however, outperform the more commonly used Russell Mid Cap Value Index, which posted a 9.73% return.

We continued to underweight the financials over the year given our tempered outlook for REITs, banks, and thrifts. With the credit crisis exploding into a liquidity squeeze during the summer months, our underweight in these industries paid off. The REITs were down on average 3.4%, banks declined on average 12.4% and the Thrifts were down on average 30.62% for the year. Although on average our stocks declined for the year in the financial sector, there were some highlights. These include our investments in the capital markets space where Eaton Vance, Nuveen Investments, Federated Investors, and T. Rowe Price all posted double digit returns. We remain underweight overall in the Financial sector and continue to find few ideas in the REIT and Thrift space as the valuations have still not come down enough to warrant our interest. However, we remain overweight in the insurance space and have found a few banks that are trading at reasonable valuations. For example, Huntington Bank is trading at a discount to book value and we believe offers upside in the years to come as they rebuild after taking large charge-offs on their loan portfolio.

The energy space added to the funds outperformance, mostly due to our overweight in the space. Oil surged to new highs on almost a daily basis before cooling off at the end of summer as terrorist threats, the Iraq war, and tensions with Iran made investors uneasy about supply. On top of these emerging markets, especially China, continued to expand rapidly compounding supply concerns with increased demand. Although we selectively sold some of companies, such as Tesoro, an oil refiner, after they met our price targets, we remain overweight this space as we believe the long term fundamentals are intact for further price appreciation.

Our stock selection and overweight of the Industrial sector helped the portfolio’s performance. Several of the electrical equipment companies performed extremely well, including General Cable, a manufacturer of cable for utilities and cable companies, which was up over 90% for the year. Ametek, which manufactures electronic equipment used in aerospace, industrial and power markets, was up over 50% as well. We continue to overweight this, but we have grown more cautious given the economic sensitivity of this space.

Our stock selection in the Utility Sector helped performance but our significant underweight proved to be detrimental. Although we found a few good ideas, we were nervous about valuations for utilities as they have been among the better performers for several years. For the year this was the only sector that did not provide a positive contribution to the Fund’s alpha over the benchmark. We continue to underweight this space as we continue to believe that the valuations are stretched.

Given the heightened level of economic uncertainty, we believe the portfolio is positioned correctly with overweight positions in Healthcare, Consumer Staples, and Energy. Any increased volatility that creates opportunities would be welcomed over the foreseeable future. As we have proved over the years, our patience is also a form of action, as we wait for the behavioral errors to manifest into undervalued opportunities.

DVM remains committed to its value philosophy and process that has proven so successful over the years. As we start the fiscal 2008, with the portfolio’s attractive absolute and relative valuation, we are confident that the Dreman Mid Cap Value Fund is a prudent choice for your mid cap value equity allocation.

DREMAN CONTRARIAN SMALL CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

With volatility from sub prime credit and other mortgage related issues wreaking havoc on the Financial Sector, investors were quick to re-price risk in the stock market through out the year. As expected, this took a larger toll on small cap stocks, which typically lag large cap stocks in times of economic uncertainty. However, even with all of the volatility experienced, especially in the later part of the fiscal year, returns were still positive. Small Cap stocks lagged large caps for the year as the Russell 2000 Value Index returned 2.05% versus the Russell 1000 Index return of 10.83%. For the fiscal year ended October 31, 2007, the Dreman Contrarian Small Cap Value Fund Retail Class shares returned 12.16%, outperforming its index the Russell 2000 Value Index, which returned 2.05%.

In the Energy sector several of our holdings posted double digit gains including Uranium Resources, PetroQuest Energy, Atwood Oceanics, and Petrohawk Energy Corp. We remain overweight this sector given its strong fundamentals and attractive valuations. As we have spoken about in the past, the economics for uranium remain attractive. There are currently 434 nuclear reactors in the world with an additional 90 reactors expected to be built by 2016. The majority of this demand will come from Asia which is expected to build an incremental 53 reactors by 2016. As it stands today, mining production supplies only 60% of reactor requirements. With little to no new mining projects underway and at least a 7-10 year window to get a new facility up and running after discovery, the supply picture is likely to worsen before it gets better. This phenomenon has already produced a surge in the price of uranium, which is trading at an all time high of approximately $135 per pound. Uranium Resources currently sells for less than $4 per pound of uranium in the ground. We believe the company will eventually trade for over $15 per pound (where recent acquisitions have taken place) of uranium in the ground as they prove out their reserves.

We continued to underweight the financials over the year, given our tempered outlook for REITs, banks, and thrifts. With the credit crisis exploding into a liquidity squeeze during the summer months, our underweight in these industries paid off. The REITs were down on average 13%, banks declined on average 14% and the Thrifts were down on average 27% for the year. Although on average our stocks declined for the year in the financial sector, there were some highlights. These include our investments in the capital markets space, where Waddell and Reed Financial posted a double digit return. We remain underweight overall in the Financial sector and continue to find few ideas in the REIT and Thrift space as the valuations have still not come down enough to warrant our interest. However, we remain overweight in the insurance space.

Industrials continued to perform well during the quarter and our overweight was certainly beneficial to performance. Several stocks posted significant gains for the year including BE Aerospace up 96%, Curtiss-Wright up 67%, and Barnes Group up 56%. We have used the strength in this space to lighten up our exposure given the slowing economic environment. However, we remain overweight as earnings growth and international infrastructure project growth continues to be strong.

This has got to be one of the most uncertain times in many years in the financial markets. While in the short-term the current momentum driven market may continue, we remain concerned that additional volatility waves may be heading the market’s way. DVM has traditionally taken advantage of such periods to add or increase positions when waves of selling can drive individual companies or sectors well below their real value. The portfolio’s superior Alpha over time has been built to a significant extent by taking advantage of such opportunities as they present themselves.

Given the heightened level of economic uncertainty, we believe the Portfolio is positioned correctly with overweight positions in Healthcare, Consumer Staples, and Energy, and an underweight in the Financial Services and Consumer Discretionary sectors.

DVM remains committed to its value philosophy and process that has proven so successful over the years. As we start fiscal year 2008, with the Portfolio’s attractive absolute and relative valuation, we are confident that the Dreman Contrarian Small Cap Value portfolio is a prudent choice for your small cap value equity allocation.

Investment Results – (Unaudited)

Average Annual Total Returns (for periods ended October 31, 2007)	
	One Year	Since Inception (November 04, 2003)
Dreman Contrarian Large Cap Value Fund *	9.81%	12.79%
S&P 500 Index **	14.55%	12.16%

Total annual operating expenses for the fiscal year ended October 31, 2006, as disclosed in the Fund's prospectus, were 2.77% of average daily net assets (1.30% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through October 31, 2008.

	Average Annual Total Returns (for periods ended October 31, 2007)	
	One Year	Since Inception (December 31, 2003)
Dreman Contrarian Mid Cap Value Fund *	15.37%	15.89%
S&P Mid-Cap 400 Index **	17.01%	13.87%

Total annual operating expenses for the fiscal year ended October 31, 2006, as disclosed in the Fund's prospectus, were 9.38% of average daily net assets (1.40% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through October 31, 2008.

	Average Annual Total Returns (for periods ended October 31, 2007)	
	One Year	Since Inception (December 31, 2003)
Dreman Contrarian Small Cap Value Fund - Retail Class *	12.16%	18.68%
Russell 2000 Value Index **	2.05%	12.19%

Total annual operating expenses for the fiscal year ended October 31, 2006, as disclosed in the Fund's prospectus, were 3.55% of average daily net assets (1.50% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through October 31, 2008.

	Average Annual Total Returns (for the period ended October 31, 2007)
	Since Inception (August 22, 2007)
Dreman Contrarian Small Cap Value Fund - Institutional Class *	3.34%
Russell 2000 Value Index **	0.50%

Total annual operating expenses, as estimated for the Fund's first fiscal year ended October 31, 2007 and disclosed in the Fund's prospectus, were 1.48% of average daily net assets (1.25% after fee waivers/expense reimbursements by the Advisor). The actual gross expense ratio for the fiscal year ended October 31, 2007 was 1.70%. The Advisor contractually has agreed to waive its fee and/or cap certain operating expenses of the Fund through February 28, 2009.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on a Fund’s distributions or the redemption of a Fund’s shares. Current performance of a Fund may be lower or higher than the performance quoted. Each Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. Each Fund charges a 1% redemption fee on shares redeemed less than one year after they are purchased. The imposition of this fee is not reflected in the returns above.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index, S&P Mid-Cap 400 Index, and Russell 2000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in a Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on November 4, 2003 (commencement of Fund operations) and held through October 31, 2007. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of Fund operations) and held through October 31, 2007. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The S&P Mid-Cap 400 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of the Retail Class operations) and held through October 31, 2007. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $100,000 made on August 22, 2007 (commencement of the Institutional Class operations) and held through October 31, 2007. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets.

2Companies consisting of market capitalizations similar to those included in the S&P 500 Index.

3Companies consisting of market capitalizations not included in the S&P 500 Index.

Under normal circumstances, the Dreman Contrarian Large Cap Value Fund (“Large Cap Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500 Index. At October 31, 2007, the market capitalization of companies included in the S&P 500 Index ranged from $1.34 billion to $510.20 billion.

1As a percent of net assets.

2Companies consisting of market capitalizations ranging from $550 million to $20 billion.

3Companies consisting of market capitalizations less than $550 million or greater than $20 billion.

Under normal circumstances, the Dreman Contrarian Mid Cap Value Fund (“Mid Cap Fund”) will invest at least 80% of its net assets in equity securities of medium capitalization companies which the Advisor defines as companies with market capitalizations ranging from $550 million to $20 billion.

1As a percent of net assets.

2Companies consisting of market capitalizations included in the Russell 2000 Value Index.

Under normal circumstances, the Dreman Contrarian Small Cap Value Fund (“Small Cap Fund”) will invest at least 80% of its net assets in equity securities of small capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000 Value Index. At October 31, 2007, the market capitalization of companies included in the Russell 2000 Value Index ranged from $14 million to $5.454 billion.

Availability of Portfolio Schedules – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUNDS’ EXPENSES – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples for the Large Cap Fund, Mid Cap Fund and Small Cap Fund – Class R are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007. The Example for the Small Cap Fund – Class I is based on an investment of $1,000 invested at the beginning of the period (August 22, 2007) and held for the entire period through October 31, 2007.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dreman Contrarian Large Cap Value Fund	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 – October 31, 2007
Actual	$1,000.00	$1,029.43	$6.65
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.62

* Expenses are equal to the Large Cap Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Mid Cap Value Fund	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 – October 31, 2007
Actual	$1,000.00	$1,021.85	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.14	$7.13

* Expenses are equal to the Mid Cap Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Small Cap Value Fund - Class R	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 – October 31, 2007
Actual	$1,000.00	$1,025.04	$7.67
Hypothetical (5% return before expenses)	$1,000.00	$1,017.63	$7.64

* Expenses are equal to the Small Cap Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Small Cap Value Fund - Class I	Beginning Account Value August 22, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* August 22, 2007 – October 31, 2007
Actual	$1,000.00	$1,033.40	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,007.29	$2.44

* Expenses are equal to the Small Cap Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 71/365 (to reflect the partial year period).

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 92.83%	Shares	Value

Aircraft Engines & Engine Parts - 1.71%
United Techologies Corp.	2,100	$ 160,839

Biological Products - 0.74%
Amgen, Inc. (a)	1,200	69,732

Converted Paper & Paperboard Products (No Containers/Boxes) - 2.95%
3M Co.	3,200	276,352

Crude Petroleum & Natural Gas - 13.49%
Anadarko Petroleum Corp.	4,900	289,198
Apache Corp.	3,200	332,192
Devon Energy Corp.	4,300	401,620
EnCana Corp.	1,100	76,670
Occidental Petroleum Corp.	2,400	165,720
		1,265,400

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.19%
General Electric Co.	5,000	205,800

Federal & Federally - Sponsored Credit Agencies - 7.78%
Federal Home Loan Mortgage Corp. (Freddie Mac)	5,900	308,157
Federal National Mortgage Association (Fannie Mae)	7,400	422,096
		730,253

Finance Lessors - 0.86%
CIT Group, Inc.	2,300	81,052

Fire, Marine & Casualty Insurance - 1.48%
Chubb Corp.	2,600	138,710

Food and Kindred Products - 6.84%
Altria Group, Inc.	8,800	641,784

Hospital & Medical Service Plans - 5.98%
Aetna, Inc.	3,600	202,212
UnitedHealth Group, Inc.	7,300	358,795
		561,007

Industrial Inorganic Chemicals - 0.00%
Tronox, Inc. - Class B (b)	6	49

Insurance Agents, Brokers & Service - 1.24%
The Hartford Financial Services Group, Inc.	1,200	116,436

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 92.83% - continued	Shares	Value

National Commercial Banks - 8.03%
Bank of America Corp.	2,900	$ 140,012
KeyCorp	2,100	59,745
PNC Financial Services Group, Inc.	3,200	230,912
U.S. Bancorp	4,200	139,272
Wachovia Corp.	4,008	183,286
		753,227

Petroleum Refining - 11.22%
Chevron Corp.	3,800	347,738
ConocoPhillips	8,300	705,168
		1,052,906

Pharmaceutical Preparations - 7.63%
Eli Lilly & Co.	1,700	92,055
Pfizer, Inc.	12,500	307,625
Wyeth	6,500	316,095
		715,775

Retail - Department Stores - 0.96%
Macy's, Inc.	2,800	89,684

Retail - Lumber & Other Building Materials - 2.12%
Lowe's Companies, Inc.	7,400	198,986

Retail - Miscellaneous Shopping Goods Store - 2.96%
Borders Group, Inc.	3,600	55,512
Staples, Inc.	9,500	221,730
		277,242

Savings Institution, Federally Chartered - 4.83%
Sovereign Bancorp, Inc.	4,552	65,685
Washington Mutual, Inc.	13,900	387,532
		453,217

Search, Detection, Navigation, Guidance, Aeronautical System - 0.89%
Northrop Grumman Corp.	1,000	83,620

Services - Medical Laboratories - 0.28%
Quest Diagnostics, Inc.	499	26,537

Services - Miscellaneous Business Services - 0.07%
Tyco International Ltd.	148	6,093

Services - Prepackaged Software - 0.55%
Microsoft Corp.	1,400	51,534

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 92.83% - continued	Shares	Value

Surgical & Medical Instruments & Apparatus - 0.02%
Covidien, Ltd.	37	$ 1,539

Telephone Communications - 2.46%
Verizon Communications, Inc.	5,000	230,350

Tobacco Products - 5.54%
British American Tobacco plc (c)	1,200	92,016
Imperial Tobacco Group plc (c)	900	91,476
UST, Inc.	6,300	335,916
		519,408

Wholesale - Electronic Parts & Equipment - 0.01%
Tyco Electronics, Ltd.	31	1,106

TOTAL COMMON STOCKS (Cost $6,946,294)		8,708,638

Money Market Securities - 6.81%
Huntington Money Market Fund, 4.04% (d)	638,890	638,890

TOTAL MONEY MARKET SECURITIES (Cost $638,890)		638,890

TOTAL INVESTMENTS (Cost $7,585,184) - 99.64%		$ 9,347,528

Cash & other assets less liabilities - 0.36%		33,839

TOTAL NET ASSETS - 100.00%		$ 9,381,367

(a) Non-income producing.
(b) Shares received from spinoff of Kerr-McGee Corp.
(c) American Depositary Receipt.
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

	Number of	Underlying Face
	Long	Amount at	Unrealized
Futures Contracts	Contracts	Market Value	Appreciation

S&P 500 E-Mini Futures Contracts December 2007 (a)	8	$ 621,960	$ 9,110

(a) Each S&P 500 E-Mini Future contract is equal to $50 times the S&P 500 Stock Index.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 94.59%	Shares	Value

Canned Fruits, Vegetables, Preserves Jams & Jellies - 1.64%
The J.M. Smucker Co.	800	$ 42,744

Commercial Printing - 1.55%
R.R. Donnelley & Sons Co.	1,000	40,290

Computer Storage Devices - 2.19%
Seagate Technology	2,050	57,072

Crude Petroleum & Natural Gas - 4.36%
Chesapeake Energy Corp.	950	37,506
Cimarex Energy Co.	950	38,485
Newfield Exploration Co. (a)	700	37,688
		113,679

Dolls & Stuffed Toys - 1.52%
Mattel, Inc.	1,900	39,691

Drawing & Insulating of Nonferrous Wire - 2.21%
General Cable Corp. (a)	800	57,592

Electric & Other Services Combined - 3.42%
Ameren Corp	800	43,248
Integrys Energy Group, Inc.	850	45,738
		88,986

Electric Lighting & Wiring Equipment - 3.60%
Cooper Industries, Ltd. - Class A	900	47,151
Hubbell, Inc. - Class B	850	46,750
		93,901

Electric Services - 1.62%
Mirant Corp. (a)	19	805
PPL Corp.	800	41,360
		42,165

Finance Lessors - 1.29%
CIT Group, Inc.	950	33,478

Fire, Marine & Casualty Insurance - 6.11%
Arch Capital Group, Ltd. (a)	650	48,600
Cincinnati Financial Corp.	873	34,728
HCC Insurance Holdings, Inc.	1,100	32,879
Loews Corp. - Carolina Group	500	42,890
		159,097

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.59% - continued	Shares	Value

Gold and Silver Ores - 2.31%
Yamana Gold, Inc.	4,000	$ 60,080

Guided Missiles & Space Vehicles & Parts - 1.69%
Alliant Techsystems, Inc. (a)	400	44,156

Household Appliances - 0.91%
Whirlpool Corp.	300	23,754

Household Furniture - 1.45%
Leggett & Platt, Inc.	1,950	37,889

Industrial Organic Chemicals - 2.46%
Lyondell Chemical Co.	1,350	64,057

Laboratory Analytical Instruments - 1.63%
Beckman Coulter, Inc.	600	42,492

Life Insurance - 1.48%
Protective Life Corp.	900	38,583

Meat Packing Plants - 3.01%
Hormel Foods Corp.	1,050	38,304
Smithfield Foods, Inc. (a)	1,400	40,138
		78,442

Miscellaneous Fabricated Metal Products - 1.85%
Parker Hannifin Corp.	600	48,222

Miscellaneous Furniture & Fixtures - 3.20%
Hillenbrand Industries, Inc.	800	44,176
Kinetic Concepts, Inc. (a)	650	39,065
		83,241

Miscellaneous Industrial & Commercial Machinery & Equipment - 1.07%
Eaton Corp.	300	27,774

Miscellaneous Metal Ores - 1.69%
Cameco Corp.	900	44,145

Miscellaneous Publishing - 1.14%
Idearc, Inc.	1,100	29,678

Motors & Generators - 1.53%
AMETEK, Inc.	850	39,950

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.59% - continued	Shares	Value

Motor Vehicle Parts & Accessories - 1.82%
Autoliv, Inc.	750	$ 47,385

National Commercial Banks - 5.33%
Comerica, Inc.	800	37,344
Huntington Bancshares, Inc.	2,050	36,716
KeyCorp	1,000	28,450
Marshall & Ilsley Corp.	850	36,295
		138,805

Newspapers: Publishing or Publishing & Printing - 1.06%
Gannett Co., Inc.	650	27,567

Oil & Gas Field Services - 1.57%
Superior Energy Services, Inc. (a)	1,100	40,788

Ophthalmic Goods - 1.45%
The Cooper Companies, Inc.	900	37,800

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.43%
PPG Industries, Inc.	500	37,370

Petroleum Refining - 2.92%
Hess Corp.	550	39,386
Sunoco, Inc.	500	36,800
		76,186

Pharmaceutical Preparations - 2.74%
Biovail Corp.	2,250	45,022
Mylan, Inc.	1,750	26,320
		71,342

Radio & Tv Broadcasting & Communications Equipment - 1.68%
L-3 Communcations Holdings, Inc.	400	43,856

Retail - Apparel & Accessory Stores - 1.62%
The Men's Wearhouse, Inc.	1,000	42,260

Retail - Building Materials, Hardware, Garden Supply - 1.59%
The Sherwin-Williams Co.	650	41,548

Retail - Family Clothing Stores - 1.50%
The TJX Companies, Inc.	1,350	39,056

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.59% - continued	Shares	Value

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.87%
DRS Technologies, Inc.	850	$ 48,824

Services - Electric - 1.90%
Edison International	850	49,376

Services - Miscellaneous Health & Allied Services - 1.33%
Lincare Holdings, Inc. (a)	1,000	34,770

Services - Prepackaged Software - 1.75%
Check Point Software Technologies, Ltd. (a)	1,800	45,468

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.45%
Church & Dwight Co., Inc.	800	37,848

Telephone Communications (No Radiotelephone) - 1.45%
Windstream Corp.	2,800	37,660

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 3.71%
Anixter International, Inc. (a)	400	28,740
Arrow Electronics, Inc. (a)	1,000	39,980
WESCO International, Inc. (a)	600	27,990
		96,710

Wholesale - Groceries & Related Products - 1.49%
SUPERVALU, Inc.	1,000	38,750

TOTAL COMMON STOCKS (Cost $2,312,443)		2,464,527

Real Estate Investment Trusts - 2.77%
Hospitality Properties Trust	850	33,660
Ventas, Inc.	900	38,601

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $70,905)		72,261

Escrow Rights - 0.00%
Southern Energy Escrow Rights (b)	15,000	0

TOTAL ESCROW RIGHTS (Cost $0)		0

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

	Shares	Value

Money Market Securities - 3.82%
Huntington Money Market Fund, 4.04% (c)	99,502	$ 99,502

TOTAL MONEY MARKET SECURITIES (Cost $99,502)		99,502

TOTAL INVESTMENTS (Cost $2,482,850) - 101.18%		$2,636,290

Liabilities less other assets - (1.18)%		(30,807)

TOTAL NET ASSETS - 100.00%		$ 2,605,483

(a) Non-income producing.
(b) Escrow rights issued in conjunction with bond reorganization. There is no market for the rights, therefore these are considered to be illiquid and are valued according to fair value procedures approved by the Trust.
(c) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 94.15%	Shares	Value

Accident & Health Insurance - 1.13%
StanCorp Financial Group, Inc.	8,600	$ 474,118

Air Conditioning & Warm Air Heat Equipment & Commercial &
Industrial Refrigeration Equipment - 1.06%
Lennox International, Inc.	12,550	448,035

Air Courier Services - 0.82%
ABX Air, Inc. (a)	54,950	347,284

Canned, Fruits, Vegetables, Preserves, Jams & Jellies - 1.92%
Del Monte Foods Co.	37,750	390,335
The J.M. Smucker Co.	7,850	419,426
		809,761

Cigarettes - 1.35%
Vector Group, Ltd.	25,935	567,458

Computer Storage Devices - 1.06%
STEC, Inc. (a)	69,150	445,326

Crude Petroleum & Natural Gas - 5.64%
Delta Petroleum Corp. (a)	17,907	334,861
Parallel Petroleum Corp. (a)	30,200	618,194
Petrohawk Energy Corp. (a)	34,350	635,475
PetroQuest Energy, Inc. (a)	28,350	365,715
St. Mary Land & Exploration Co.	9,900	419,364
		2,373,609

Deep Sea Foreign Transportation of Freight - 0.89%
Hornbeck Offshore Services, Inc. (a)	9,554	373,561

Drawing & Insulating of Nonferrous Wire - 0.97%
General Cable Corp. (a)	5,650	406,744

Drilling Oil & Gas Wells - 2.87%
Atwood Oceanics, Inc. (a)	5,750	484,380
Hercules Offshore, Inc. (a)	14,700	397,488
Key Energy Services, Inc. (a)	23,800	326,774
		1,208,642

Electric Housewares & Fans - 0.73%
Helen of Troy, Ltd. (a)	17,050	306,900

Electric & Other Services Combined - 1.89%
ALLETE, Inc.	8,650	377,919
Integrys Energy Group, Inc.	7,800	419,718
		797,637

*See accompanying notes which are an integral part of these financial statements.
Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.15% - continued	Shares	Value

Electric Services - 1.05%
IDACORP, Inc.	12,700	$ 443,103

Electrical Work - 0.89%
EMCOR Group, Inc. (a)	10,900	375,287

Electromedical & Electrotherapeutic - 0.70%
Syneron Medical, Ltd. (a)	16,200	296,298

Fire, Marine & Casualty Insurance - 5.91%
Argo Group International Holdings, Ltd. (a)	8,018	341,647
Endurance Specialty Holdings, Ltd.	12,450	488,164
Hanover Insurance Group, Inc.	9,050	416,934
Platinum Underwriters Holdings, Ltd.	13,150	473,400
Safety Insurance Group, Inc.	10,300	370,388
United Fire & Casualty Co.	12,500	400,500
		2,491,033

Gas & Other Services Combined - 0.98%
Vectren Corp.	14,700	412,188

General Building Contractors - Nonresidential Buildings - 0.68%
Perini Corp. (a)	5,000	286,750

General Building Contractors - Residential Buildings - 0.79%
Walter Industries, Inc.	10,900	333,976

Gold and Silver Ores - 2.48%
IAMGOLD Corp.	54,850	481,034
Pan American Silver Corp. (a)	17,000	563,210
		1,044,244

Grain Mill Products - 0.96%
Ralcorp Holdings, Inc. (a)	7,150	402,545

Hospital & Medical Service Plans - 1.00%
Healthspring, Inc. (a)	20,100	422,100

Industrial Instruments For Measurement, Display, and Control - 0.88%
MKS Instruments, Inc. (a)	18,400	369,472

Instruments For Measuring & Testing of Electricity & Electrical Signals - 0.48%
Tektronix, Inc.	5,300	200,605

Life Insurance - 0.97%
IPC Holdings, Ltd.	13,700	409,767

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.15% - continued	Shares	Value

Machine Tools, Metal Cutting Types - 1.31%
Kennametal, Inc.	6,050	$ 551,820

Manifold Business Forms - 0.79%
Ennis, Inc.	16,300	333,172

Miscellaneous Business Credit Institution - 0.74%
Financial Federal Corp.	11,550	312,081

Miscellaneous Chemical Products - 0.91%
Hercules, Inc.	20,300	381,843

Miscellaneous Fabricated Metal Products - 2.12%
Barnes Group, Inc.	15,150	556,459
Mueller Water Products, Inc. - Class A	28,700	337,225
		893,684

Miscellaneous Industrial & Commercial Machinery & Equipment - 1.24%
Curtiss-Wright Corp.	9,300	523,497

Motors & Generators - 1.10%
Regal-Beloit Corp.	9,450	463,428

National Commercial Banks - 2.53%
Citizens Republic Bancorp, Inc.	18,300	278,526
City Holding Co.	10,600	400,786
FirstMerit Corp.	18,300	387,960
		1,067,272

Office Furniture (No Wood) - 0.91%
HNI Corp.	8,850	383,736

Oil & Gas Field Services - 0.94%
Superior Energy Services, Inc. (a)	10,650	394,902

Ophthalmic Goods - 0.89%
The Cooper Companies, Inc.	8,950	375,900

Ordnance & Accessories (No Vehicles/Guided Missiles) - 1.00%
Blount International, Inc. (a)	34,600	423,158

Petroleum Refining - 0.93%
Alon USA Energy, Inc.	10,600	389,762

Plastics Products - 0.99%
Myers Industries, Inc.	19,650	416,384

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.15% - continued	Shares	Value

Poultry Slaughtering and Processing - 1.86%
Pilgrim's Pride Corp.	12,000	$ 356,400
Sanderson Farms, Inc.	12,300	428,040
		784,440

Prefabricated Metal Buildings & Components - 0.80%
NCI Building Systems, Inc. (a)	8,650	338,907

Primary Production of Aluminum - 1.19%
Century Aluminum Co. (a)	8,600	500,434

Printed Circuit Boards - 0.92%
Park Electrochemical Corp.	12,317	385,768

Radio & TV Broadcasting & Communications Equipment - 1.97%
Arris Group, Inc. (a)	24,650	283,475
CommScope, Inc. (a)	11,600	547,172
		830,647

Retail - Apparel & Accessory Stores - 2.01%
Hanesbrands, Inc. (a)	15,300	474,912
The Men's Wearhouse, Inc.	8,850	374,001
		848,913

Retail - Auto Dealers & Gasoline Stations - 1.05%
Penske Automotive Group, Inc.	19,850	442,258

Retail - Eating Places - 0.50%
Ruby Tuesday, Inc.	13,292	212,273

Retail - Grocery Stores - 2.25%
Ruddick Corp.	14,400	489,600
Weis Markets, Inc.	10,450	458,650
		948,250

Rolling Drawing & Extruding of Nonferrous Metals - 0.94%
RTI International Metals, Inc. (a)	5,050	394,809

Savings Institution, Federally Chartered - 0.93%
MB Financial, Inc.	11,800	393,412

Savings Institution, Not Federally Chartered - 0.70%
Sterling Financial Corp.	13,150	295,875

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.07%
DRS Technologies, Inc.	7,850	450,904

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.15% - continued	Shares	Value

Secondary Smelting & Refining of Nonferrous Metals - 0.69%
OM Group, Inc. (a)	5,500	$ 291,390

Security Brokers, Dealers & Flotation Companies - 1.57%
Waddell & Reed Financial, Inc. - Class A	19,900	661,078

Services - Computer Integrated Systems - 0.97%
Jack Henry & Associates, Inc.	14,000	409,080

Services - Equipment Rental & Leasing - 0.78%
Aaron Rents, Inc.	15,500	328,290

Services - General Medical & Surgical Hospitals - 0.84%
LifePoint Hospitals, Inc. (a)	11,545	352,353

Services - Help Supply Services - 0.67%
Kelly Services, Inc. - Class A	13,350	280,751

Services - Home Health Care Services - 2.17%
Amedisys, Inc. (a)	12,800	543,360
Apria Healthcare Group, Inc. (a)	15,400	372,218
		915,578

Services - Offices & Clinics of Doctors of Medicine - 1.10%
AmSurg Corp. (a)	17,500	462,875

Services - Personal Services - 0.83%
Regis Corp.	10,400	349,440

Services - Prepackaged Software - 1.24%
Sybase, Inc. (a)	18,300	523,380

Short-Term Business Credit Institutions - 1.01%
ASTA Funding, Inc.	12,000	426,480

State Commercial Banks - 2.87%
Boston Private Financial Holdings, Inc.	14,700	422,772
Columbia Banking System, Inc.	12,700	394,589
UCBH Holdings, Inc.	22,850	390,050
		1,207,411

Telephone Communications (No Radiotelephone) - 2.09%
Alaska Communications Systems Group, Inc.	27,950	454,747
Iowa Telecommunications Services, Inc.	21,600	425,952
		880,699

Transportation Services - 0.90%
GATX Corp.	9,250	378,973

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.15% - continued	Shares	Value

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 1.27%
Axcan Pharma, Inc. (a)	26,250	$ 536,287

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 1.18%
Anixter International, Inc. (a)	6,900	495,765

Wholesale - Farm Product Raw Materials - 0.94%
Universal Corp.	8,100	394,794

Wholesale - Groceries & Related Products - 1.13%
Nash Finch Co.	12,750	477,487

Wholesale - Metals & Minerals (No Petroleum) - 1.21%
Uranium Resources, Inc. (a)	41,004	510,500

TOTAL COMMON STOCKS (Cost $38,225,829)		39,666,583

Real Estate Investment Trusts - 1.39%
American Financial Realty Trust	39,150	263,871
Ashford Hospitality Trust	32,500	319,800

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $831,138)		583,671

Money Market Securities - 5.25%
Huntington Money Market Fund, 4.04% (b)	2,210,620	2,210,620

TOTAL MONEY MARKET SECURITIES (Cost $2,210,620)		2,210,620

TOTAL INVESTMENTS (Cost $41,267,587) - 100.79%		$ 42,460,874

Liabilities less other assets - (0.79)%		(330,966)

TOTAL NET ASSETS - 100.00%		$ 42,129,908

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Assets and Liabilities
October 31, 2007

	Dreman	Dreman	Dreman
	Contrarian	Contrarian	Contrarian
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Assets:
Investments in securities
At cost	$ 7,585,184	$ 2,482,850	$ 41,267,587
At value	$ 9,347,528	$ 2,636,290	$ 42,460,874

Cash held at broker	25,200	-	-
Receivable for net variation margin on futures contracts	7,560	-	-
Receivable for investments sold	-	56,154	208,520
Receivable for fund shares sold	-	-	39,978
Interest receivable	2,524	517	6,103
Dividends receivable	18,506	925	22,639
Receivable from advisor (a)	6,313	18,656	-
Prepaid expenses	11,338	1,543	6,341
Total assets	9,418,969	2,714,085	42,744,455

Liabilities:
Payable for investments purchased	-	71,427	227,404
Payable for fund shares purchased	-	-	263,231
Payable to administrator, fund accountant and transfer agent	17,141	16,982	24,875
Accrued trustee & officer expenses	1,783	1,783	2,052
Payable to advisor (a)	-	-	73,531
Accrued expenses	18,678	18,410	23,454
Total liabilities	37,602	108,602	614,547

Net Assets:	$ 9,381,367	$ 2,605,483	$ 42,129,908

Net Assets consist of:
Paid in capital	$ 7,104,620	$ 2,154,345	$ 38,815,468
Accumulated undistributed net investment income	130,275	7,736	22,216
Accumulated undistributed net realized gain on investments	375,018	289,962	2,098,937
Net unrealized appreciation on investments	1,762,344	153,440	1,193,287
Net unrealized appreciation on futures contracts	9,110	-	-

Net Assets:	$ 9,381,367	$ 2,605,483	$ 42,129,908

Class R:

Net Assets	9,381,367	2,605,483	41,374,101

Shares outstanding (unlimited number of shares authorized)	654,296	185,739	2,197,012

Net asset value and offering price per share	$ 14.34	$ 14.03	$ 18.83

Redemption Price per share (NAV * 0.99) (b)	$ 14.20	$ 13.89	$ 18.64

Class I: (c)

Net Assets	N/A	N/A	755,807

Shares outstanding (unlimited number of shares authorized)	N/A	N/A	40,085

Net asset value and offering price per share	N/A	N/A	$ 18.86

(a) See Note 3 in the Notes to the Financial Statements.
(b) A redemption fee of 1.00% is charged on shares held less than one year.
(c) See Note 1 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Operations
For the fiscal year ended October 31, 2007
	Dreman	Dreman	Dreman
	Contrarian	Contrarian	Contrarian
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Investment Income
Dividend income (Net of withholding tax of $619, $140, and $0, respectively)	$ 226,129	$ 37,951	$ 443,615
Interest income	35,065	4,465	118,092
Total Income	261,194	42,416	561,707

Expenses
Investment advisor fee (a)	68,475	19,367	316,022
12b-1 expense (For Small Cap, Class R)	22,830	5,702	83,513
Administration expenses	30,333	30,165	37,673
Fund accounting expenses	19,998	19,998	21,909
Registration expenses	15,476	1,785	17,267
Transfer agent expenses	19,033	17,978	28,070
Legal expenses	15,301	15,312	21,097
Auditing expenses	11,450	11,450	12,420
Trustee expenses	4,429	4,379	4,845
CCO expenses	5,294	5,324	5,176
Pricing expenses	5,079	6,443	7,172
Custodian expenses	4,694	5,893	19,544
Insurance expenses	1,096	928	1,871
24f-2 expense	-	-	470
Miscellaneous expenses	755	594	910
Printing expenses	1,498	1,177	13,094
Total Expenses	225,741	146,495	591,053
Expenses waived and reimbursed by advisor (a)	(84,274)	(108,890)	(6,070)
12b-1 fees waived by advisor (a)	(22,830)	(5,702)	(83,513)
Net operating expenses	118,637	31,903	501,470
Net Investment Income	142,557	10,513	60,237

Realized & Unrealized Gain (Loss) on Investments
Net realized gain on investment securities	339,984	291,416	2,579,088
Net realized gain on futures contracts	64,574	-	-
Change in unrealized appreciation (depreciation) on
investment securities	307,858	(10,217)	207,923
Change in unrealized appreciation (depreciation) on
futures contracts	(15,495)	-	-
Net realized and unrealized gain on investment securities	696,921	281,199	2,787,011
Net increase in net assets resulting from operations	$ 839,478	$ 291,712	$ 2,847,248

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman
	Contrarian
	Large Cap
	Value Fund

	Year ended	Year ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	October 31, 2006
Operations:
Net investment income	$ 142,557	$ 102,385
Net realized gain on investment securities and futures	404,558	409,244
Change in unrealized appreciation (depreciation) on
investment securities and futures contracts	292,363	631,940
Net increase in net assets resulting from operations	839,478	1,143,569
Distributions:
From net investment income	(109,340)	(84,987)
From net realized gain	(438,790)	(162,877)
Total distributions	(548,130)	(247,864)
Capital Share Transactions:
Proceeds from shares sold	1,338,714	1,282,756
Reinvestment of distributions	548,130	247,864
Amount paid for shares repurchased	(1,299,116)	(150,604)
Net increase in net assets resulting
from share transactions	587,728	1,380,016
Total Increase in Net Assets	879,076	2,275,721

Net Assets:
Beginning of year	8,502,291	6,226,570

End of year	$ 9,381,367	$ 8,502,291

Accumulated undistributed net
investment income included
in net assets at end of period	$ 130,275	$ 97,058

Capital Share Transactions:
Shares sold	95,243	98,852
Shares issued in reinvestment of distributions	40,068	20,021
Shares repurchased	(92,784)	(11,092)

Net increase from capital share transactions	42,527	107,781

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman
	Contrarian
	Mid Cap
	Value Fund

	Year ended	Year ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	October 31, 2006
Operations:
Net investment income	$ 10,513	$ 7,696
Net realized gain on investment securities	291,416	105,679
Change in unrealized appreciation (depreciation)	(10,217)	109,429
Net increase in net assets resulting from operations	291,712	222,804
Distributions:
From net investment income	(7,960)	(3,056)
From net realized gain	(106,734)	(156,770)
Total distributions	(114,694)	(159,826)
Capital Share Transactions:
Proceeds from shares sold	1,179,574	412,199
Reinvestment of distributions	101,290	159,826
Amount paid for shares repurchased	(584,293)	(21,000)
Net increase in net assets resulting
from share transactions	696,571	551,025
Total Increase in Net Assets	873,589	614,003

Net Assets:
Beginning of year	1,731,894	1,117,891

End of year	$ 2,605,483	$ 1,731,894

Accumulated undistributed net
investment income included
in net assets at end of period	$ 7,736	$ 5,183

Capital Share Transactions:
Shares sold	86,796	32,966
Shares issued in reinvestment of distributions	7,969	13,910
Shares repurchased	(42,507)	(1,679)

Net increase from capital share transactions	52,258	45,197

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman
	Contrarian
	Small Cap
	Value Fund

	Year ended	Year ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	October 31, 2006
Operations:
Net investment income	$ 60,237	$ 16,522
Net realized gain on investment securities	2,579,088	528,416
Change in unrealized appreciation (depreciation)	207,923	877,884
Net increase in net assets resulting from operations	2,847,248	1,422,822
Distributions:
From net investment income, Class R	(44,426)	(14,615)
Total distributions	(44,426)	(14,615)
Capital Share Transactions - Class R:
Proceeds from shares sold	35,907,827	11,690,044
Reinvestment of distributions	43,595	14,468
Amount paid for shares repurchased	(11,675,065)	(2,194,466)
Net increase in net assets resulting
from share transactions	24,276,357	9,510,046
Capital Share Transactions - Class I: (a)
Proceeds from shares sold	798,378	-
Amount paid for shares repurchased	(31,890)	-
Net increase in net assets resulting
from share transactions	766,488	-

Total Increase in Net Assets	27,845,667	10,918,253

Net Assets:
Beginning of year	14,284,241	3,365,988

End of year	$ 42,129,908	$ 14,284,241

Accumulated undistributed net
investment income included
in net assets at end of period	$ 22,216	$ 6,404

Capital Share Transactions - Class R:
Shares sold	1,984,653	730,577
Shares issued in reinvestment of distributions	2,439	1,057
Shares repurchased	(638,708)	(142,364)

Net increase from capital share transactions	1,348,384	589,270

Capital Share Transactions - Class I: (a)
Shares sold	41,831	-
Shares repurchased	(1,746)	-

Net increase from capital share transactions	40,085	-

(a) See Note 1 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights

(For a share outstanding throughout each period)

	Dreman Contrarian
	Large Cap Value Fund

	Year ended	Year ended	Year ended	Period ended
	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004(a)

Selected Per Share Data
Net asset value, beginning of period	$ 13.90	$ 12.35	$ 11.03	$ 10.00
Income from investment operations
Net investment income	0.22	0.17	0.16	0.15
Net realized and unrealized gain	1.09	1.87	1.39	0.88
Total from investment operations	1.31	2.04	1.55	1.03
Less distributions to Shareholders:
From net investment income	(0.18)	(0.17)	(0.15)	-
From net realized gain	(0.70)	(0.32)	(0.08)	-
Total distributions	(0.88)	(0.49)	(0.23)	-

Paid in capital from redemption fees	0.01	-(b)	-(b)	-(b)

Net asset value, end of period	$ 14.34	$ 13.90	$ 12.35	$ 11.03

Total Return (c)	9.81%	17.02%	14.10%	10.30%(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 9,381	$ 8,502	$ 6,227	$ 5,181
Ratio of expenses to average net assets (e)	1.30%	1.30%	1.30%	1.55%(f)
Ratio of expenses to average net assets
before waiver & reimbursement	2.47%	2.73%	2.43%	3.12%(f)
Ratio of net investment income to
average net assets (e)	1.56%	1.41%	1.35%	1.38%(f)
Ratio of net investment income to average
net assets before waiver & reimbursement	0.39%	(0.02)%	0.22%	(0.19)% (f)
Portfolio turnover rate	24.65%	20.38%	13.07%	13.48%

(a) For the period November 4, 2003 (commencement of operations) to October 31, 2004.

(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) The Advisor is not contractually obligated to waive 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights

(For a share outstanding throughout each period)

	Dreman Contrarian
	Mid Cap Value Fund

	Year ended	Year ended	Year ended	Period ended
	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004(a)

Selected Per Share Data
Net asset value, beginning of period	$ 12.97	$ 12.66	$ 10.68	$ 10.00
Income from investment operations
Net investment income	0.06	0.07	0.01	0.01
Net realized and unrealized gain	1.84	2.05	2.16	0.67
Total from investment operations	1.90	2.12	2.17	0.68
Less distributions to Shareholders:
From net investment income	(0.06)	(0.03)	(0.01)	-
From net realized gain	(0.79)	(1.78)	(0.18)	-
Total distributions	(0.85)	(1.81)	(0.19)	-

Paid in capital from redemption fees	0.01	-(b)	-(b)	-(b)

Net asset value, end of period	$ 14.03	$ 12.97	$ 12.66	$ 10.68

Total Return (c)	15.37%	18.59%	20.52%	6.80%(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 2,605	$ 1,732	$ 1,118	$ 801
Ratio of expenses to average net assets (e)	1.40%	1.40%	1.40%	1.65%(f)
Ratio of expenses to average net assets
before waiver & reimbursement	6.42%	9.37%	11.46%	11.80%(f)
Ratio of net investment income to
average net assets (e)	0.46%	0.57%	0.06%	0.16%(f)
Ratio of net investment income to average
net assets before waiver & reimbursement	(4.56)%	(7.40)%	(10.00)%	(9.99)% (f)
Portfolio turnover rate	101.11%	52.48%	132.04%	125.34%

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) The Advisor is not contractually obligated to waive 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights

(For a share outstanding throughout each period)

	Dreman Contrarian Small Cap Value Fund
	Class R

	Year ended	Year ended	Year ended	Period ended
	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004(a)

Selected Per Share Data
Net asset value, beginning of period	$ 16.83	$ 12.98	$ 11.48	$ 10.00
Income from investment operations
Net investment income (loss)	0.02	0.05	0.04	(0.03)
Net realized and unrealized gain	1.99	3.85	1.69	1.51
Total from investment operations	2.01	3.90	1.73	1.48
Less distributions to Shareholders:
From net investment income	(0.04)	(0.06)	(0.02)	-
From net realized gain	-	-	(0.21)	-
Total distributions	(0.04)	(0.06)	(0.23)	-

Paid in capital from redemption fees	0.03	0.01	-(b)	-(b)

Net asset value, end of period	$ 18.83	$ 16.83	$ 12.98	$ 11.48

Total Return (c)	12.16%	30.20%	15.10%	14.80%(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 41,374	$ 14,284	$ 3,366	$ 861
Ratio of expenses to average net assets (e)	1.50%	1.50%	1.50%	1.75%(f)
Ratio of expenses to average net assets
before waiver & reimbursement	1.77%	3.49%	7.40%	12.19%(f)
Ratio of net investment income to
average net assets (e)	0.18%	0.28%	0.45%	(0.32)% (f)
Ratio of net investment income to average
net assets before waiver & reimbursement	(0.09)%	(1.71)%	(5.45)%	(10.75)% (f)
Portfolio turnover rate	83.39%	77.43%	84.72%	72.10%

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in the period.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income (loss) ratio would have been 0.25% lower.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights

(For a share outstanding throughout each period)

Dreman Contrarian Small Cap Value Fund
Class I

Period ended
October 31, 2007 (a)

Selected Per Share Data
Net asset value, beginning of period	$18.24
Income from investment operations
Net investment (loss)	- (b)
Net realized and unrealized gain	0.62
Total from investment operations	0.62

Net asset value, end of period	$18.86

Total Return (c)	3.40%(d)

Ratios and Supplemental Data
Net assets, end of period (000)	756
Ratio of expenses to average net assets	1.25%(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.70%(e)
Ratio of net investment income to
average net assets	(0.36)% (e)
Ratio of net investment income to average
net assets before waiver & reimbursement	(0.81)% (e)
Portfolio turnover rate	83.39%(d)

(a) For the period August 22, 2007 (commencement of operations) to October 31, 2007.

(b) Net investment (loss) resulted in less than $0.005 per share in the period.

(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007

NOTE 1.	ORGANIZATION

Dreman Contrarian Large Cap Value Fund (“Large Cap Value Fund”), Dreman Contrarian Mid Cap Value Fund (“Mid Cap Value Fund”), and Dreman Contrarian Small Cap Value Fund (“Small Cap Value Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of each separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Large Cap Value Fund is total return. The investment objective of each of the Mid Cap Value Fund and Small Cap Value Fund is long-term capital appreciation. The investment adviser to each Fund is Dreman Value Management, LLC (the “Advisor”). The Large Cap Value Fund commenced operations on November 4, 2003. The Mid Cap Value Fund and the Small Cap Value Fund each commenced operations on December 31, 2003.

Effective August 22, 2007, the Small Cap Value Fund began offering a new class of shares (the Institutional Class or “Class I” shares) in addition to its existing class of shares (the Retail Class or “Class R” shares). The Small Cap Value Fund issues Class R and Class I shares which represent an interest in the same portfolio of securities. The Class R shares and the Class I shares are identical in all material respects, except that the Class I shares have a higher investment minimum, are not subject to the fee paid pursuant to the 12b-1 distribution plan, and do not charge a redemption fee.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances where the futures a Fund invests in do not have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.

Futures Contracts - The Funds may enter into futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Accounting for Uncertainty in Income Taxes – In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007 the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor to the Funds is Dreman Value Management, LLC. Under the terms of the management agreement between the Trust and the Advisor (collectively, the “Agreements”) for each Fund, the Advisor manages the Fund’s investments. As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. For the fiscal year ended October 31, 2007, the Advisor earned fees, before the waiver described below, of $68,475, $19,367, and $316,022 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively. The Advisor has contractually agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of other mutual funds in which the Funds may invest) do not exceed 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund – Class R, respectively, through October 31, 2008. The Advisor has contractually agreed to waive its fee and reimburse the Small Cap Value Fund’s – Class I expenses so that its total annual operating expenses, except brokerage fees and commissions, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of other mutual funds in which the Fund may invest) do not exceed 1.25% through February 28, 2009. Excluding the voluntary waiver by the Advisor of each Fund’s 12b-1 expenses described below, for the fiscal year ended October 31, 2007 the Advisor waived management fees and reimbursed expenses of $84,274, $108,890, and $6,070 for the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively. As of October 31, 2007, the Advisor owed $6,313, and $18,656 to the Large Cap Value Fund and Mid Cap Value Fund, respectively. As of October 31, 2007, the Advisor was owed $73,531 by the Small Cap Value Fund.

The Advisor is entitled to recoup from each Fund amounts waived for a period up to three years from the date such amounts were waived, provided the applicable Fund’s expenses, including such amounts, do not exceed the stated expense limitations. At October 31, 2007, the amounts subject to recoupment are as follows:

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2007, Unified received fees of $30,333, $30,165, and $37,673 for administrative services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. As of October 31, 2007, Unified was owed $7,500, $7,500 and $11,267 by the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, for administrative services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide each Fund with fund accounting services. For the fiscal year ended October 31, 2007, Unified received transfer agent fees of $15,012, $15,012 and $19,249 for the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively and $4,020, $2,965 and $8,821 reimbursement of out-of-pocket expenses from the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Fund, respectively. As of October 31, 2007, Unified was owed $3,743, $3,734 and $5,590 by the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, for transfer agent services and $900, $750 and $1,447 from the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively for reimbursement of out-of-pocket expenses. For the fiscal year ended October 31, 2007, Unified received fees of $19,998, $19,998 and $21,909 for fund accounting services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. As of October 31, 2007, Unified was owed $4,998, $4,998 and $6,571 by the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, for fund accounting services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the fiscal year ended October 31, 2007, the Custodian earned fees of $4,694, $5,893, and $19,544 for the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. As of October 31, 2007, the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund owed $693, $317, and $2,002, respectively, to the Custodian for custody services.

The Funds retain Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Funds to the Distributor during the fiscal year ended October 31, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to 0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each Fund pays the Advisor the 12b-1 fee described above. For the fiscal year ended October 31, 2007, the Advisor was entitled to fees of $22,830, $5,702, and $83,513 for services provided to the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund – Class R, respectively, all of which the Advisor voluntarily waived. This voluntary waiver by the Advisor of the 12b-1 fees to which it is otherwise entitled may be discontinued by the Advisor at any time.

NOTE 4.	INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of October 31, 2007, the net unrealized appreciation of investments for tax purposes was as follows:

At October 31, 2007, the aggregate cost of securities for federal income tax purposes was $7,585,152, $2,484,842, and $41,267,595 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2007, the following owned more than 25% of the Funds:

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 6.	RELATED PARTY TRANSACTIONS - continued

David N. Dreman owned 72.58% and 33.79% of the Large Cap Value Fund and the Mid Cap Value Fund, respectively. National Financial Services, Co., for the benefit of others, owned 31.39% and 34.54% of the Mid Cap Value Fund and the Small Cap Value Fund Class R shares, respectively. Charles Schwab & Co., for the benefit of others, owned 33.81% of the Small Cap Value Fund Class R shares. Minnesota Life Insurance Company, for the benefit of others, owned 100.00% of the Small Cap Value Fund Class I shares.

David N. Dreman is President of the Advisor. David N. Dreman, Contrarian Services Corp. and the Dreman Capital Management Profit Sharing Plan are all related parties to the Advisor. As a result of the beneficial ownership described above, David N. Dreman may be deemed to control the Large Cap Value Fund and the Mid Cap Value Fund. National Financial Services Co. may be deemed to control the Mid Cap Value Fund and Small Cap Value Fund Class R shares. Charles Schwab may be deemed to control the Small Cap Value Fund Class R shares and Minnesota Life Insurance Company may be deemed to control the Small Cap Value Fund Class I shares.

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

Large Cap Value Fund. On December 27, 2006 the Large Cap Value Fund paid an income distribution of $0.1757 per share, a long-term capital gain distribution of $0.5967 per share and a short-term capital gain distribution of $0.1084 per share to shareholders of record on December 26, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and 2006 was as follows:

On December 18, 2007 the Large Cap Value Fund paid an income distribution of $0.2294 per share, a short-term capital gain of $0.0969 per share and a long-term capital gain of $0.5749 per share to shareholders of record on December 17, 2007.

Mid Cap Value Fund. On December 27, 2006 the Mid Cap Value Fund paid an income distribution of $0.0587 per share, a long-term capital gain distribution of $0.4157 per share and a short-term capital gain distribution of $0.3714 per share to shareholders of record on December 26, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and 2006 was as follows:

On December 18, 2007 the Mid Cap Value Fund paid an income distribution of $0.0821 per share, a short-term capital gain of $0.6068 per share and a long-term capital gain of $0.9502 per share to shareholders of record on December 17, 2007.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS - continued

Small Cap Value Fund. On December 27, 2006 the Small Cap Value Fund paid an income distribution of $0.0447 per share to shareholders of record on December 26, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and 2006 was as follows:

On December 18, 2007 the Small Cap Value Fund paid an income distribution of $0.0268 per share to shareholders of record on December 17, 2007.

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the Mid Cap Value Fund. The difference between book basis and tax basis capital loss carryforwards for the Small Cap Value Fund is attributable to the loss carryforwards available to the Corbin Fund prior to the acquisition and the tax deferral of losses on wash sales.

NOTE 8.	CAPITAL LOSS CARRYFORWARD

At October 31, 2007, the Small Cap Value Fund had available for federal tax purposes an unused capital loss carryforward of $836,223 expiring in 2013, which is available for offset against future taxable net capital gains.

To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

To the Shareholders and

Board of Trustees

Dreman Contrarian Funds

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dreman Contrarian Funds (the “Funds”), comprising Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund and Dreman Contrarian Small Cap Value Fund, each a series of the Unified Series Trust, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Dreman Contrarian Funds, as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

December 28, 2007

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 37 series.

MANAGEMENT AGREEMENT APPROVAL

(UNAUDITED)

The continuation of the Management Agreements between the Trust and Dreman Value Management, LLC (the “Advisor”), the advisor to each of the Dreman Contrarian Large, Mid, and Small Cap Value Funds (the “Dreman Funds”) was approved by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the Independent Trustees and each an “Independent Trustee”) at an in-person meeting held on May 20, 2007. The Trustees were directed to the Board materials provided at the meeting, which were compiled to assist them in their decision-making as required by Section 15(c) of the Investment Company Act, as amended. Legal counsel to the Independent Trustees reviewed the material with the Trustees. The Trustees also reviewed a memorandum prepared by counsel to the Independent Trustees outlining the Trustees’ duties and factors to be considered in renewing the Management Agreements.

The Board noted that a pre-Board interview had been conducted with two executives of the Advisor, including the Chief Financial Officer. The Board noted that the Advisor had engaged three new portfolio managers with considerable mutual fund experience in November 2006. The Board also noted that they had discussed the performance of the Advisor and each of the Dreman Funds. The Board noted that each Fund’s performance typically has exceeded that of its benchmark and peer group average. The Board also noted that the Advisor is a financially stable firm, and it has $10 aggregate liability insurance, in addition to the coverage for its activities in managing the Dreman Funds available under the Trust’s E&O Policy. The Board reviewed the Advisor’s soft dollar report, noting that the Advisor engages in soft dollar relationships in which the Dreman Funds participate. The Advisor has stated that it will continue to waive its advisory fees and cap operating expenses at existing levels for the Dreman Funds for an additional one year. Legal counsel informed the Board that the Advisor is seeking to engage a full-time attorney in-house compliance counsel. The Board then discussed preliminary discussion with the Advisor about moving the Dreman Funds to a standalone trust for which Unified Fund Services would continue to serve as administrator, transfer agent and fund accountant. The Board next discussed that the Advisor is seeking opportunities to market the Dreman Funds and that it is considering a broker-dealer alliance to enhance distribution of the Dreman Funds. The Board then reviewed the Advisor’s profitability from the Dreman Funds’ advisory contracts and considered that the Advisor had not earned a profit on the Large or the Mid Cap Fund, but had made a small profit on the Small Cap Fund, based solely on management fees received and expenses reimbursed. The Board did note that the Advisor incurred a net loss after taking into account the Advisor’s overhead expenses and salaries of the Dreman Funds’ portfolio managers.

In considering the Management Agreement on behalf of the Dreman Contrarian Large Cap Value Fund, the Trustees primarily considered that: (1) the one-year and three-year returns for the Fund as of March 31, 2007 exceeded the returns of the S&P 500 Index during the same periods; and, although the Fund’s one-year return lagged the average return for other large-cap value equity funds, the Fund’s three-year return exceeded that of its peer group; (2) the Fund’s total expense ratio is lower than the average ratio of other large cap value equity funds, after fee waivers and reimbursements by the Advisor; (3) the Advisor has agreed to continue waiving its fees and reimbursing operating expenses for an additional year; (4) the management agreement is not profitable to the Advisor, so there was no need to discuss economies of scale; and (5) the Advisor engages in soft dollar arrangements pursuant to which the Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit the Advisor in providing investment advice to the Fund.

In considering the Management Agreement on behalf of the Dreman Contrarian Mid Cap Value Fund, the Trustees primarily considered that: (1) the one-year and three-year returns for the Fund as of March 31, 2007 exceeded the returns of the S&P MidCap 400 Index and the average returns for other mid-cap value equity funds for the same period; (2) the Fund’s total expense ratio is lower than the average ratio of other mid-cap value equity funds, after fee waivers and reimbursements by the Advisor; (3) the Advisor has agreed to continue waiving its fees and reimbursing operating expenses for an additional year; (4) the management agreement is not profitable to the Advisor, so there was no need to discuss economies of scale; and (5) the Advisor engages in soft dollar arrangements pursuant to which the Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit the Advisor in providing investment advice to the Fund.

In considering the Management Agreement on behalf of the Dreman Contrarian Small Cap Value Fund, the Trustees primarily considered that: (1) the one-year and three-year returns for the Fund as of March 31, 2007 exceeded the returns of the Russell 2000 Value Index and the average returns for other small-cap value equity funds

MANAGEMENT AGREEMENT APPROVAL

(UNAUDITED) - continued

for the same period; (2) the Fund’s total expense ratio is lower than the average ratio of other small-cap value equity funds, after fee waivers and reimbursements by the Advisor; (3) the Advisor has agreed to continue waiving its fees and reimbursing operating expenses for an additional year; (4) the management agreement only yielded a small profit to the Advisor and, as a result, it was not necessary to discuss economies of scale; and (5) the Advisor engages in soft dollar arrangements pursuant to which the Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit the Advisor in providing investment advice to the Fund.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreements between the Trust and Dreman Value Management, LLC is in the best interests of the Dreman Large, Mid, and Small Cap Value Funds and their shareholders.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the recent twelve month period ended June 30 are available without charge upon request by (1) calling the Fund at (800) 247-1014 or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice President

J. Michael Landis, Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Annual Report

October 31, 2007

Fund Advisor:

Dreman Value Management, LLC

Harborside Financial Center Plaza 10

Suite 800

Jersey City, NJ 07311

Toll Free: (800) 247-1014

DREMAN QUANTITATIVE LARGE CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

The Dreman Quantitative Large Cap Value Fund (“Fund”) returned 9.90% for the period April 3, 2007 (the inception of the Fund) to October 31, 2007, as compared to the Russell 1000 Value Index return of 3.59%. To say the least, volatility was back during the year after an extremely quiet period over the past few years, as the U.S. housing market became increasingly problematic. The housing slowdown coupled with the associated opaque financing vehicles caused a major correction in the financial services sector of the U.S. equity market during the latter half of the year. The U.S. Federal Reserve stepped in and lowered interest rates and will most likely continue its easing cycle to soften the weakness in the housing market.

Turning to the Fund, the financial and material sectors were the strongest sectors for the period. The financial sector outperformance was attributable mainly to strong issue selection as the Fund’s insurance holdings performed well coupled with the fact that the most troubling area, the thrift and mortgage exposure, was minimal. The material sector outperformance was also attributable to strong issue selection as stocks such as Southern Peru Copper Corp., Freeport-McMoRan Copper and Gold Corp. and Alcan Inc. were up 99%, 78%, and 94%, respectively for the period.

The energy sector also contributed to the strong performance of the Fund. In our opinion, this sector remains a good long term, undervalued opportunity. Notwithstanding short term pullbacks, we are fundamentally bullish on oil and gas. The Fund’s energy names were up significantly as illustrated by the following stocks: ConocoPhillips (+26.5%), Chevron Corp. (+24.05%), Occidental Petroleum Corp. (+40.4%), Apache Corp. (+46.5%), Devon Energy Corp. (+33.4%), and Anadarko Petroleum Corp. (+35.5%).

Let’s take a more in depth look at the fundamental case. Oil discoveries peaked in the 1960’s and have declined significantly for decades. Looking at the data reveals that all of the large fields have been found and production is well along the decline curve. Most experts think that between 1.9 and 2.4 trillion barrels can be ultimately produced of which we are approaching that midpoint where the remaining oil in the fields must be taken out of the ground by enhanced recovery techniques. Enhanced recovery techniques are costly, time consuming, and produce at a much slower rate. Existing fields are declining at a rate between 2.5% and 7.5% per year depending on the age of the field. Given the declining discoveries and the declining production curves and assuming a range of ultimate production of 1.9 to 2.4 trillion barrels, global production is either now peaking or will be shortly.

The demand side of the oil equation does not help. China and the rest of the emerging world have an enormous appetite for oil. Assuming 1.5% demand growth the global economy will need approximately 32 million barrels per day (“mbpd”) of additional capacity by 2012. Adding 32 mbpd is technically impossible, which is the equivalent of adding three times the current production of Saudi Arabia. In order to add 32 mbpd the fields would have to have been discovered over the past five years. It typically takes 5-9 years to go from a discovery to full production and 20 to 40 years to extract the oil. There have been no major discoveries since 1970 large enough to produce even a 2 mbpd increase in production (the last 1 mbpd discovery was in 1982). Today the global economy consumes 30 billion barrels per year and the industry has averaged finding only 5 billion since 1995. Technically it is impossible to increase production from existing fields by more than 3-4 mbpd per year over the next five years. Assuming the nearly impossible global production increase of 4mbpd per year would still leave a 12 mbpd shortfall by 2012. The ever increasing strain between supply and demand will likely send oil prices significantly higher in the future. Only a global recession would temporary stop the inevitable.

The same long term fundamental story is also true for natural gas, as the natural gas production effort has more than doubled since 2000 and production is still falling as sharp production curves (much steeper than oil) and growing demand provide a platform for much higher prices in the future. Current prices have been skewed by the warm weather of the recent past.

The Technology sector was also strong, as the Fund’s quantitative approach selected IBM and Hewlett-Packard Co., which appreciated 23% and 29% respectively during the period. This sector has finally become a good relative value play following the tech bubble that peaked in 2000.

The only weak sector was the consumer staple sector, as the quantitative approach did not select stocks in the beverage and food area where the valuations were relatively high.

Outlook

Some observers believe the U.S. economy may already be in recession from a practical perspective, as there are many “tells” whether in the housing, auto or consumer discretionary sectors. A variety of companies have reported weak outlooks from retailing, financial services, and transportation industries (Federal Express and Ryder). However, global sectors such as Energy continue to do relatively well.

Given the recent change in the credit cycle, it’s going to take time for the market to evaluate the long term ramifications of tighter credit. A recent Federal Reserve survey showed the tightest credit standards in 16 years. It seems that since the market is setting new highs the mantra of “don’t fight the Fed” is alive and well. However, a coming slowdown in the U.S. may not be limited to housing as tighter credit conditions make businesses more circumspect in their decisions. It may spillover to "business spending, hiring, consumption [including high-end consumption], imports and foreign economies" -- Europe shows signs of slowing -- all moderating.

This has got to be one of the most uncertain times in many years in the financial markets. While in the short term the current momentum driven market may continue, we remain concerned that additional volatility waves may be heading the market’s way. DVM has traditionally taken advantage of such periods to add or increase positions when waves of selling can drive individual companies or sectors well below their real value.

Given the heightened level of economic uncertainty, we are comfortable with the construct of the Fund and remain confident that it is attractively valued relative to the market.

DREMAN QUANTITATIVE MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

For the fiscal period April 3, 2007 (commencement of operations) to October 31, 2007, the Dreman Quantitative Mid Cap Value Fund returned -1.20% versus its benchmark the Russell Mid Cap Value Index which posted a return of -1.03%.

To say the least, volatility was back in fiscal 2007. Apparently the case made earlier by the Fed that the sub-prime debacle would not spill over into other sectors and that inflation was more of a concern, was in fact trumped by a rapidly deteriorating U.S. housing market and the associated opaque financing vehicles that for all practical purposes paralyzed the global liquidity pipeline. As a result, the Fed was forced to switch positions quickly and do what it does best, sprinkle pixie dust over the markets with aggressive interest rate cuts which occurred during late-August and mid-September.

The Fund performed well in the Information Technology space, although put underweight was a slight negative. Consumer Discretionary and Staples sectors posted double digit declines during the quarter; as homebuilders and retailers sold off as investors continued to have concerns over the housing market and its affects on the consumer. From an allocation standpoint, our underweight versus the benchmark in the Consumer Discretionary sector helped performance during the quarter. In addition, our slight overweight in Materials added to performance. However, our overweight in Financials hurt returns as the sub-prime credit and liquidity concerns put pressure on this sector.

We believe our quantitative strategy will be successful when applied over longer periods of time. We urge investors to take a long-term view and avoid over-reacting, either positively or negatively, to the fluctuations that are an inevitable element of equity investing. The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We seek to offer investors an opportunity to benefit from the success of this philosophy as applied to the mid-cap space, where there are often opportunities to find attractive stocks that are not widely followed.

DREMAN QUANTITATIVE SMALL CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

For the fiscal period April 3, 2007 (commencement of operations) to October 31, 2007, the Dreman Quantitative Small Cap Value Fund returned -8.90%, underperforming its benchmark the Russell 2000 Value Index, which posted a return of -4.45%.

To say the least, volatility was back in fiscal 2007. Apparently the case made earlier by the Fed that the sub-prime debacle would not spill over into other sectors and that inflation was more of a concern, was in fact trumped by a rapidly deteriorating U.S. housing market and the associated opaque financing vehicles that for all practical purposes paralyzed the global liquidity pipeline. As a result, the Fed was forced to switch positions quickly and do what it does best, sprinkle pixie dust over the markets with aggressive interest rate cuts which occurred during late-August and mid-September.

For the year, the Materials, Telecommunication Services, Health Care, and Utilities were the only sectors to post positive gains in the Fund. Consumer Discretionary and Staples sectors posted double digit declines during the quarter; as homebuilders and retailers sold off as investors continued to have concerns over the housing market and its affects on the consumer. From an allocation standpoint, our underweight versus the benchmark in the Consumer Discretionary sector helped performance during the quarter. In addition, our slight overweight in Materials added to performance. However, our overweight in Financials hurt returns.

Although it is disappointing to report negative performance for the year, we believe our quantitative strategy will be successful when applied over longer periods of time. We urge investors to take a long-term view and avoid over-reacting, either positively or negatively, to the fluctuations that are an inevitable element of equity investing. The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We seek to offer investors an opportunity to benefit from the success of this philosophy as applied to the small-cap space, where there are often opportunities to find attractive stocks that are not widely followed.

Performance Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on a Fund’s distributions or the redemption of a Fund’s shares. Current performance of a Fund may be lower or higher than the performance quoted. Each Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Russell 1000 Value Index, the Russell Mid-Cap Value Index, and the Russell 2000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The charts above assume an initial investment of $10,000 made on April 3, 2007 (commencement of Fund operations) and held through October 31, 2007. THE FUNDS’ RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on a Fund’s distributions or the redemption of a Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Value Index, the Russell Mid-Cap Value Index, and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and is representative of a broader market and range of securities than is found in each Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from each Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on each Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of each Fund before investing. The Funds’ prospectus contains this and other information about each Fund, and should be read carefully before investing.

Each Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets

2Companies consisting of market capitalizations similar to those listed in the S&P 500 Index.

Under normal circumstances, the Dreman Quantitative Large Cap Value Fund (“Large Cap Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500 Index. At October 31, 2007, the market capitalization of companies included in the S&P 500 Index ranged from $1.336 billion to $510.201 billion.

1As a percent of net assets
[2]Companies consisting of market capitalizations ranging from $2 billion to $20 billion.
[3]Companies consisting of market capitalizations less than $2 billion or greater than $20 billion.

Under normal circumstances, the Dreman Quantitative Mid Cap Value Fund (“Mid Cap Fund”) will invest at least 80% of its net assets in equity securities of medium capitalization companies which the Advisor defines as companies with market capitalizations ranging from $2 billion to $20 billion.

1As a percent of net assets

2Companies consisting of market capitalizations similar to those listed on the Russell 2000 Value Index.

Under normal circumstances, the Dreman Quantitative Small Cap Value Fund (“Small Cap Fund”) will invest at least 80% of its net assets in equity securities of small capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000 Value Index. At October 31, 2007, the Russell 2000 Value Index had a range of $14 million to $5.454 billion.

Availability of Portfolio Schedules – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUNDS’ EXPENSES – (Unaudited)

As a shareholder of each of the Funds, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dreman Quantitative Large Cap Value Fund	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 – October 31, 2007
Actual	$1,000.00	$1,054.70	$8.05
Hypothetical (5% return before expenses)	$1,000.00	$1,017.37	$7.91

* Expenses are equal to the Large Cap Value Fund’s annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Quantitative Mid Cap Value Fund	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 – October 31, 2007
Actual	$1,000.00	$948.20	$8.13
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.41

* Expenses are equal to the Mid Cap Value Fund’s annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Quantitative Small Cap Value Fund	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 – October 31, 2007
Actual	$1,000.00	$907.40	$8.39
Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	$8.87

* Expenses are equal to the Small Cap Value Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Quantitative Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 99.67%	Shares	Value

Accident & Health Insurance - 1.10%
AFLAC, Inc.	140	$ 8,789

Air Courier Services - 0.91%
FedEx Corp.	70	7,233

Cable & Other Pay Television Services - 1.04%
Viacom, Inc. - Class B (a)	200	8,258

Computer & Office Equipment - 2.06%
Hewlett-Packard Co.	160	8,269
International Business Machines Corp.	70	8,128
		16,397

Construction Machinery & Equipment - 0.94%
Caterpillar, Inc.	100	7,461

Converted Paper & Paperboard Products (No Containers/Boxes) - 0.98%
Kimberly-Clark Corp.	110	7,798

Crude Petroleum & Natural Gas - 6.53%
Anadarko Petroleum Corp.	140	8,263
Apache Corp.	90	9,343
Devon Energy Corp.	90	8,406
EnCana Corp.	130	9,061
Occidental Petroleum Corp.	120	8,286
XTO Energy, Inc.	130	8,629
		51,988

Electric & Other Services Combined - 0.99%
Duke Energy Corp.	410	7,860

Electric Services - 3.12%
Dominion Resources, Inc.	90	8,247
FPL Group, Inc.	130	8,895
Southern Co.	210	7,699
		24,841

Electronic & Other Electrical Equipment (No Computer Equipment) - 0.88%
Koninklijke Philips Electronics NV (b)	170	7,028

Fats & Oils - 1.03%
Archer-Daniels-Midland Co.	230	8,229

Federal & Federally - Sponsored Credit Agencies - 0.93%
Federal National Mortgage Association (Fannie Mae)	130	7,415

Finance Services - 1.00%
American Express Co.	130	7,923

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 99.67% - continued	Shares	Value

Fire, Marine & Casualty Insurance - 5.81%
American International Group, Inc.	110	$ 6,943
Berkshire Hathaway, Inc. - Class B (a)	2	8,828
Loews Corp.	160	7,854
The Allstate Corp.	140	7,336
The Chubb Corp.	140	7,469
The Travelers Companies, Inc.	150	7,832
		46,262

Food and Kindred Products - 1.94%
Kraft Foods, Inc. - Class A	220	7,350
Unilever NV (b)	250	8,115
		15,465

General Industrial Machinery & Equipment - 0.93%
Illinois Tool Works, Inc.	130	7,444

Guided Missiles & Space Vehicles & Parts - 0.97%
Lockheed Martin Corp.	70	7,703

Hospital & Medical Service Plans - 2.97%
Aetna, Inc.	140	7,864
UnitedHealth Group, Inc.	160	7,864
WellPoint, Inc. (a)	100	7,923
		23,651

Insurance Agents, Brokers & Service - 1.93%
MetLife, Inc.	110	7,574
The Hartford Financial Services Group, Inc.	80	7,762
		15,336

Life Insurance - 3.18%
Manulife Financial Corp.	190	8,814
Prudential Financial, Inc.	80	7,738
Sun Life Financial, Inc.	150	8,730
		25,282

Metal Mining - 2.09%
Freeport-McMoRan Copper & Gold, Inc.	70	8,238
Southern Copper Corp.	60	8,382
		16,620

Motor Vehicles & Passenger Car Bodies - 2.05%
Daimler AG	80	8,812
PACCAR, Inc.	135	7,501
		16,313

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 99.67% - continued	Shares	Value

National Commercial Banks - 10.30%
Bank of America Corp.	150	$ 7,242
BB&T Corp.	190	7,024
Citigroup, Inc.	170	7,123
JPMorgan Chase & Co.	170	7,990
PNC Financial Services Group, Inc.	110	7,938
Regions Financial Corp.	260	7,051
SunTrust Banks, Inc.	100	7,260
U.S. Bancorp	240	7,958
UBS AG	150	8,053
Wachovia Corp.	150	6,860
Wells Fargo & Co.	220	7,482
		81,981

Oil & Gas Field Services - 0.99%
Halliburton Co.	200	7,884

Petroleum Refining - 8.09%
Chevron Corp.	80	7,321
ConocoPhillips	90	7,646
Exxon Mobil Corp.	80	7,359
Hess Corp.	120	8,593
Imperial Oil Ltd.	160	8,661
Marathon Oil Corp.	140	8,278
Petro-Canada	140	8,068
Valero Energy Corp.	120	8,452
		64,378

Pharmaceutical Preparations - 3.96%
Eli Lilly & Co.	140	7,581
Johnson & Johnson	120	7,820
Pfizer, Inc.	320	7,875
Wyeth	170	8,267
		31,543

Plastic Material, Synthetic Resin/Rubber, Cellulose (No Glass) - 0.99%
E.I. du Pont de Nemours & Co.	160	7,922

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.02%
The Dow Chemical Co.	180	8,107

Railroads, Line-Haul Operating - 3.20%
Burlington Northern Santa Fe Corp.	100	8,715
Canadian National Railway Co.	140	7,839
Union Pacific Corp.	70	8,963
		25,517

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 99.67% - continued	Shares	Value

Retail - Lumber & Other Building Materials Dealers - 1.90%
Lowe's Companies, Inc.	280	$ 7,529
The Home Depot, Inc.	240	7,562
		15,091

Retail - Radio, TV & Consumer Electronics Stores - 1.04%
Best Buy Co., Inc.	170	8,248

Retail - Variety Stores - 1.95%
Target Corp.	120	7,363
Wal-Mart Stores, Inc.	180	8,138
		15,501

Rolling Drawing & Extruding of Nonferrous Metals - 0.99%
Alcoa, Inc.	200	7,918

Rubber & Plastics Footwear - 1.08%
Nike, Inc. - Class B	130	8,614

Savings Institution, Federally Chartered - 0.77%
Washington Mutual, Inc.	220	6,134

Search, Detection, Navigation, Guidance, & Aeronautical Systems - 1.05%
Northrop Grumman Corp.	100	8,362

Security Brokers, Dealers & Flotation Companies - 3.17%
Merrill Lynch & Co., Inc.	110	7,262
Morgan Stanley	120	8,071
The Goldman Sachs Group, Inc.	40	9,917
		25,250

Semiconductors & Related Devices - 0.90%
Applied Materials, Inc.	370	7,185

Services - Miscellaneous Amusement & Recreation - 1.00%
The Walt Disney Co.	230	7,965

Services - Miscellaneous Business Services - 0.88%
Tyco International Ltd.	170	6,999

Ship & Boat Building & Repairing - 1.03%
General Dynamics Corp.	90	8,186

State Commercial Banks - 4.16%
Bank of New York Mellon Corp.	173	8,451
Capital One Financial Corp.	120	7,871
Deutsche Bank AG	60	8,026
State Street Corp.	110	8,775
		33,123

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 99.67% - continued	Shares	Value

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.00%
ArcelorMittal	100	$ 7,995

Telephone Communications (No Radiotelephone) - 1.99%
AT&T, Inc.	180	7,522
Verizon Communications, Inc.	180	8,293
		15,815

Television Broadcasting Stations - 0.90%
CBS Corp. - Class B	250	7,175

Tobacco Products - 1.01%
Altria Group, Inc.	110	8,022

Trucking & Courier Services (No Air) - 0.94%
United Parcel Service, Inc. - Class B	100	7,510

Water Transportation - 0.96%
Carnival Corp.	160	7,677

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 1.02%
Cardinal Health, Inc.	120	8,164

TOTAL COMMON STOCKS (Cost $755,775)		793,562

Money Market Securities - 0.35%
Huntington Money Market Fund, 4.04% (c)	2,780	2,780

TOTAL MONEY MARKET SECURITIES (Cost $2,780)		2,780

TOTAL INVESTMENTS (Cost $758,555) - 100.02%		$ 796,342

Liabilities in excess of other assets - (0.02)%		(127)

TOTAL NET ASSETS - 100.00%		$ 796,215

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 91.88%	Shares	Value

Accident & Health Insurance - 3.36%
Assurant, Inc.	60	$ 3,506
PartnerRe, Ltd.	40	3,330
Reinsurance Group of America, Inc.	60	3,428
StanCorp Financial Group, Inc.	60	3,308
Unum Group	130	3,034
		16,606

Air Conditioning & Warm Air Heating Equipment & Commercial &
Industrial Refrigeration Equipment - 0.68%
American Standard Companies, Inc.	90	3,354

Carpets & Rugs - 0.69%
Mohawk Industries, Inc. (a)	40	3,414

Commercial Printing - 0.73%
R.R. Donnelley & Sons Co.	90	3,626

Computer Storage Devices - 0.68%
Western Digital Corp. (a)	130	3,370

Crude Petroleum & Natural Gas - 4.32%
Chesapeake Energy Corp.	90	3,553
Cimarex Energy Co.	90	3,646
Newfield Exploration Co. (a)	70	3,769
Penn West Energy Trust	100	3,190
St. Mary Land & Exploration Co.	90	3,812
Unit Corp. (a)	70	3,344
		21,314

Cutlery, Handtools & General Hardware - 0.70%
The Stanley Works	60	3,453

Deep Sea Foreign Transportation of Freight - 1.80%
Frontline, Ltd.	70	3,178
Overseas Shipholding Group, Inc.	40	2,976
SEACOR Holdings, Inc. (a)	30	2,750
		8,904

Drilling Oil & Gas Wells - 5.06%
Ensco International, Inc.	60	3,329
Helmerich & Payne, Inc.	100	3,162
Key Energy Services, Inc. (a)	190	2,609
Nabors Industries, Ltd. (a)	100	2,808
Noble Corp.	70	3,706
Patterson-UTI Energy, Inc.	140	2,792
Precision Drilling Trust	170	3,101
Rowan Companies, Inc.	90	3,508
		25,015

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.88% - continued	Shares	Value

Electric Services - 1.43%
OGE Energy Corp.	100	$ 3,830
Pinnacle West Capital Corp.	80	3,232
		7,062

Electric & Other Services Combined - 2.07%
Consolidated Edison, Inc.	70	3,296
NiSource, Inc.	170	3,476
Westar Energy, Inc.	130	3,461
		10,233

Electronic Components & Accessories - 0.64%
Vishay Intertechnology, Inc. (a)	250	3,147

Engines & Turbines - 0.63%
Brunswick Corp.	140	3,123

Finance Lessors - 1.25%
American Capital Strategies, Ltd.	70	3,039
Apollo Investment Corp.	150	3,120
		6,159

Finance Services - 0.51%
AmeriCredit Corp. (a)	180	2,540

Fire, Marine & Casualty Insurance - 15.47%
ACE, Ltd.	50	3,031
Alleghany Corp. (a)	10	3,930
Allied World Assurance Holdings, Ltd.	60	2,875
American Financial Group, Inc.	110	3,289
Arch Capital Group, Ltd. (a)	40	2,991
Aspen Insurance Holdings, Ltd.	110	3,010
Axis Capital Holdings, Ltd.	80	3,179
CNA Financial Corp.	80	3,170
Cincinnati Financial Corp.	70	2,785
Endurance Speciality Holdings, Ltd.	80	3,137
Everest Re Group, Ltd.	30	3,196
Hanover Insurance Group, Inc.	70	3,225
HCC Insurance Holdings, Inc.	110	3,288
Markel Corp. (a)	7	3,803
Mercury General Corp.	60	3,079
Odyssey Re Holdings Corp.	90	3,346
Philadelphia Consolidated Holding Corp. (a)	80	3,264
Platinum Underwriters Holdings, Ltd.	90	3,240
RenaissanceRe Holdings, Ltd.	50	2,917
SAFECO Corp.	50	2,895
The Progressive Corp.	160	2,960
Transatlantic Holdings, Inc.	50	3,726
Unitrin, Inc.	60	2,779
W.R. Berkley Corp.	110	3,310
		76,425

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.88% - continued	Shares	Value

Gas & Other Services Combined - 0.62%
Sempra Energy	50	$ 3,076

Household Appliances - 0.64%
Whirlpool Corp.	40	3,167

Household Furniture - 0.67%
Leggett & Platt, Inc.	170	3,303

Industrial Organic Chemicals - 0.80%
Methanex Corp.	130	3,955

Life Insurance - 3.19%
Genworth Financial, Inc. - Class A	100	2,730
Lincoln National Corp.	50	3,118
Nationwide Financial Services, Inc. - Class A	60	3,219
Protective Life Corp.	80	3,430
Torchmark Corp.	50	3,258
		15,755

Metal Mining - 0.68%
Lundin Mining Corp. (a)	250	3,370

Metalworking Machinery & Equipment - 0.73%
The Black & Decker Corp.	40	3,596

Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 0.71%
Teck Cominco, Ltd. - Class B	70	3,500

Millwood, Veneer, Plywood, & Structural Wood Members - 0.68%
Masco Corp.	140	3,371

Motor Vehicles & Passenger Car Bodies - 0.71%
General Motors Corp.	90	3,527

Motorcycles, Bicycles & Parts - 0.73%
Harley-Davidson, Inc.	70	3,605

National Commercial Banks - 5.45%
Comerica, Inc.	60	2,801
Cullen/Frost Bankers, Inc.	60	3,191
Huntington Bancshares, Inc.	190	3,403
KeyCorp	100	2,845
Marshall & Ilsley Corp.	70	2,989
National City Corp.	130	3,152
Synovus Financial Corp.	110	2,900
UnionBanCal Corp.	50	2,701
Zions Bancorporation	50	2,956
		26,938

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.88% - continued	Shares	Value

Natural Gas Distribution - 0.63%
Atmos Energy Corp.	110	$ 3,085

Newspapers: Publishing or Publishing & Printing - 0.60%
Gannett Co., Inc.	70	2,969

Oil & Gas Field Services - 1.89%
BJ Services Co.	120	3,023
Global Industries, Ltd. (a)	120	2,954
Superior Energy Services, Inc. (a)	90	3,337
		9,314

Oil & Gas Field Machinery & Equipment - 1.21%
Grant Prideco, Inc. (a)	60	2,950
Oil States International, Inc. (a)	70	3,023
		5,973

Operative Builders - 0.67%
NVR, Inc. (a)	7	3,330

Paperboard Containers & Boxes - 0.69%
Sonoco Products Co.	110	3,401

Petroleum Refining - 3.57%
Frontier Oil Corp.	80	3,663
Holly Corp.	50	3,140
Sunoco, Inc.	50	3,680
Tesoro Corp.	70	4,237
Western Refining, Inc.	80	2,934
		17,654

Pharmaceutical Preparations - 2.60%
Biovail Corp.	180	3,602
Forest Laboratories, Inc. (a)	90	3,516
King Pharmaceuticals, Inc. (a)	270	2,862
NBTY, Inc. (a)	80	2,848
		12,828

Plastic Materials, Synth Resins & Nonvulcan Elastomers - 0.67%
Eastman Chemical Co.	50	3,329

Plastics, Foil & Coated Paper Bags - 0.68%
Celanese Corp. - Class A	80	3,357

Printed Circuit Boards - 0.72%
Flextronics International, Ltd. (a)	290	3,570

Public Building & Related Furniture - 0.72%
Lear Corp. (a)	100	3,553

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.88% - continued	Shares	Value

Railroad Equipment - 0.66%
Trinity Industries, Inc.	90	$ 3,253

Railroads, Line-Haul Operating - 0.63%
Norfolk Southern Corp.	60	3,099

Retail - Auto Dealers & Gasoline Stations - 0.65%
AutoNation, Inc. (a)	180	3,184

Retail - Auto & Home Supply Stores - 0.76%
AutoZone, Inc. (a)	30	3,732

Retail - Department Stores - 1.22%
J.C. Penney Co., Inc.	50	2,812
Macy's, Inc.	100	3,203
		6,015

Retail - Drug Stores and Proprietary Stores - 0.60%
Omnicare, Inc.	100	2,950

Retail - Family Clothing Stores - 0.66%
Ross Stores, Inc.	120	3,242

Savings Institution, Federally Chartered - 0.56%
Sovereign Bancorp, Inc.	190	2,742

Semiconductors & Related Devices - 0.64%
Amkor Technology, Inc. (a)	280	3,172

Services - Auto Rental & Leasing (No Drivers) - 0.68%
Ryder System, Inc.	70	3,349

Services - Equipment Rental & Leasing - 0.69%
United Rentals, Inc. (a)	100	3,419

Special Industry Machinery - 1.30%
Lam Research Corp. (a)	60	3,012
Novellus Systems, Inc. (a)	120	3,409
		6,421

State Commercial Banks - 3.04%
Associated Banc-Corp.	110	3,175
Bank of Hawaii Corp.	60	3,190
East West Bancorp, Inc.	90	3,037
Popular, Inc.	260	2,743
The Colonial BancGroup, Inc.	150	2,877
		15,022

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.88% - continued	Shares	Value

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 3.41%
Commercial Metals Co.	100	$ 3,138
Gerdau Ameristeel Corp.	270	3,661
Nucor Corp.	50	3,101
Steel Dynamics, Inc.	70	3,725
United States Steel Corp.	30	3,237
		16,862

Surety Insurance - 1.11%
Old Republic International Corp.	170	2,606
XL Capital, Ltd. - Class A	40	2,878
		5,484

Telephone Communications (No Radiotelephone) - 0.64%
Embarq Corp.	60	3,175

Title Insurance - 0.56%
Fidelity National Financial, Inc. - Class A	180	2,770

Trucking (No Local) - 0.60%
Con-way, Inc.	70	2,983

Water Transportation - 0.55%
Tidewater, Inc.	50	2,734

Wholesale - Computers & Peripheral Equipment & Software - 0.69%
Ingram Micro, Inc. - Class A (a)	160	3,398

Wholesale - Metals Service Centers & Offices - 0.71%
Reliance Steel & Aluminum Co.	60	3,501

Wholesale - Miscellaneous Nondurable Goods - 0.72%
Jarden Corp. (a)	100	3,552

Women's, Misses', and Juniors Outerwear - 0.52%
Liz Claiborne, Inc.	90	2,562

TOTAL COMMON STOCKS (Cost $465,059)		453,892

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

	Shares	Value

Real Estate Investment Trust - 6.89%
Brandywine Realty Trust	130	$ 3,363
Duke Realty Corp.	90	2,894
General Growth Properties, Inc.	60	3,262
Highwoods Properties, Inc.	90	3,236
Hospitality Properties Trust	80	3,168
Host Hotels & Resorts, Inc.	140	3,102
HRPT Properties Trust	320	3,005
iStar Financial, Inc.	90	2,746
Liberty Property Trust	80	3,010
Mack-Cali Realty Corp.	80	3,167
Weingarten Realty Investors	80	3,061

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $38,955)		34,014

Money Market Securities - 0.80%
Huntington Money Market Fund, 4.04% (b)	3,940	3,940

TOTAL MONEY MARKET SECURITIES (Cost $3,940)		3,940

TOTAL INVESTMENTS (Cost $507,954) - 99.57%		$ 491,846

Other assets less liabilities - 0.43%.		2,140

TOTAL NET ASSETS - 100.00%		$ 493,986

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 90.14%	Shares	Value

Air Courier Services - 0.64%
ABX Air, Inc. (a)	460	$ 2,907

Air Transportation, Nonscheduled - 0.77%
Atlas Air Worldwide Holdings, Inc. (a)	60	3,515

Air Transportation, Scheduled - 1.48%
Republic Airways Holdings, Inc. (a)	150	3,194
SkyWest, Inc.	130	3,548
		6,742

Broadwoven Fabric Mills, Man Made Fiber & Silk - 0.54%
Xerium Technologies, Inc.	600	2,466

Business Development - 0.73%
Ares Capital Corp.	200	3,328

Commercial Banks - 0.77%
Banco Latinoamericano de Exportaciones, S.A.	180	3,505

Communications Services - 0.89%
GeoEye, Inc. (a)	130	4,070

Computer Peripheral Equipment - 0.71%
Immersion Corp. (a)	200	3,238

Crude Petroleum & Natural Gas - 3.23%
Callon Petroleum Co. (a)	230	3,353
Mariner Energy, Inc. (a)	160	4,000
Stone Energy Corp. (a)	80	3,566
Swift Energy Co. (a)	80	3,794
		14,713

Drilling Oil & Gas Wells - 3.37%
Bronco Drilling Company, Inc. (a)	220	2,992
Grey Wolf, Inc. (a)	490	2,759
Parker Drilling Co. (a)	400	3,376
Pioneer Drilling Co. (a)	270	3,289
Union Drilling, Inc. (a)	220	2,933
		15,349

Electric Housewares & Fans - 1.39%
Helen of Troy, Ltd. (a)	170	3,060
National Presto Industries, Inc.	60	3,296
		6,356

Electric Services - 0.74%
Portland General Electric Co.	120	3,378

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

Farm Machinery & Equipment - 0.59%
Gehl Co. (a)	140	$ 2,678

Finance Services - 2.58%
Patriot Capital Funding, Inc.	240	3,005
Primus Guaranty, Ltd. (a)	310	2,840
Prospect Capital Corp.	190	2,782
Technology Investment Capital Corp.	240	3,132
		11,759

Fire, Marine & Casualty Insurance - 12.99%
Amerisafe, Inc. (a)	200	3,234
Donegal Group, Inc. - Class A	200	3,434
EMC Insurance Group, Inc.	120	3,160
Harleysville Group, Inc.	100	3,117
Horace Mann Educators Corp.	160	3,310
Infinity Property & Casualty Corp.	80	3,218
Max Capital Group, Ltd.	120	3,395
Meadowbrook Insurance Group, Inc. (a)	360	3,467
Montpelier Re Holdings, Ltd.	180	3,222
RLI Corp.	60	3,490
Seabright Insurance Holdings (a)	190	3,169
Selective Insurance Group, Inc.	150	3,646
State Auto Financial Corp.	110	3,027
The Commerce Group, Inc.	110	4,014
The Navigators Group, Inc. (a)	60	3,618
United America Indemnity, Ltd. - Class A (a)	150	3,308
United Fire & Casualty Co.	80	2,563
Zenith National Insurance Corp.	70	2,813
		59,205

Footwear, (No Rubber) - 0.83%
Steven Madden, Ltd.	170	3,789

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 0.70%
JAKKS Pacific, Inc. (a)	120	3,180

Gaskets, Packaging & Sealing Devices & Rubber & Plastic Hose - 0.72%
EnPro Industries, Inc. (a)	80	3,281

Hospital & Medical Service Plans - 0.76%
American Physicians Capital, Inc.	80	3,485

Hotels & Motels - 0.79%
Sunstone Hotel Investors, Inc.	130	3,615

Industrial Instruments For Measurement, Display, and Control - 0.75%
MKS Instruments, Inc. (a)	170	3,414

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

Industrial Trucks, Tractors, Trailors & Stackers - 0.68%
NACCO Industries, Inc. - Class A	30	$ 3,108

Life Insurance - 4.01%
American Equity Investment Life Holding Co.	300	2,931
FPIC Insurance Group, Inc. (a)	80	3,342
IPC Holdings, Ltd.	110	3,290
National Western Life Insurance Co. - Class A	10	2,173
Presidential Life Corp.	190	3,346
The Phoenix Companies, Inc.	230	3,169
		18,251

Loan Brokers - 0.72%
Delta Financial Corp.	660	3,260

Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 0.62%
USEC, Inc. (a)	320	2,816

Miscellaneous Plastics Products - 0.54%
Spartech Corp.	160	2,459

Mortgage Bankers & Loan Correspondents - 0.56%
Ocwen Financial Corp. (a)	340	2,536

Motor Vehicle Parts & Accessories - 1.35%
Accuride Corp. (a)	270	2,754
Commercial Vehicle Group, Inc. (a)	250	3,407
		6,161

National Commercial Banks - 0.73%
National Penn Bancshares, Inc.	6	101
Southwest Bancorp, Inc.	170	3,218
		3,319

Newspapers: Publishing or Publishing & Printing - 0.69%
Sun-Times Media Group, Inc. (a)	1,420	3,138

Oil & Gas Field Machinery & Equipment - 1.43%
GulfMark Offshore, Inc. (a)	140	6,521

Oil & Gas Field Services - 1.31%
Allis-Chalmers Energy, Inc. (a)	170	2,987
Basic Energy Services, Inc. (a)	150	2,969
		5,956

Operative Builders - 0.61%
Avatar Holdings, Inc. (a)	60	2,793

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

Personal Credit Institutions - 0.63%
Advance America Cash Advance Centers, Inc.	300	$ 2,868

Pharmaceutical Preparations - 1.60%
Emergent Biosolutions, Inc. (a)	360	3,629
Tiens Biotech Group (USA), Inc. (a)	970	3,647
		7,276

Primary Production of Aluminum - 0.77%
Century Aluminum Co. (a)	60	3,491

Pulp Mills - 0.70%
Mercer International, Inc. (a)	340	3,196

Radio & TV Broadcasting & Communications Equipment - 0.66%
Arris Group, Inc. (a)	260	2,990

Radiotelephone Communications - 1.17%
USA Mobility, Inc.	340	5,318

Real Estate Agents & Managers (For Others) - 0.69%
Bluegreen Corp. (a)	420	3,163

Retail - Auto Dealers & Gasoline Stations - 2.83%
Asbury Automotive Group, Inc.	160	2,933
Delek US Holdings, Inc.	130	3,119
Rush Enterprises, Inc. - Class A (a)	195	3,305
Sonic Automotive, Inc. - Class A	140	3,536
		12,893

Retail - Catalog & Mail-Order Houses - 0.50%
ValueVision Media, Inc. - Class A (a)	440	2,275

Retail - Eating Places - 0.63%
Ruby Tuesday, Inc.	180	2,875

Retail - Grocery Stores - 0.88%
Winn-Dixie Stores, Inc. (a)	170	4,019

Retail - Lumber & Other Building Materials Dealers - 0.48%
Builders FirstSource, Inc. (a)	300	2,175

Retail - Women's Clothing Stores - 0.47%
The Dress Barn, Inc. (a)	130	2,131

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

Rolling Drawing & Extruding of Nonferrous Metals - 1.31%
Encore Wire Corp.	130	$ 2,730
Mueller Industries, Inc.	90	3,236
		5,966

Savings Institutions, Not Federally Chartered - 1.15%
Imperial Capital Bancorp, Inc.	110	2,375
United Community Financial Corp.	450	2,880
		5,255

Secondary Smelting & Refining of Nonferrous Metals - 0.70%
OM Group, Inc. (a)	60	3,179

Security & Commodity Brokers, Dealers, Exchanges & Services - 0.40%
ACA Capital Holdings, Inc. (a)	530	1,834

Security Brokers, Dealers & Flotation Companies - 0.79%
Knight Capital Group, Inc. - Class A (a)	270	3,621

Services - Business Services - 1.39%
Safeguard Scientifics, Inc. (a)	1,410	3,313
SAVVIS, Inc. (a)	80	3,022
		6,335

Services - Computer Integrated Systems Design - 0.79%
SYNNEX Corp. (a)	160	3,579

Services - Employment Agencies - 0.84%
Korn/Ferry International (a)	200	3,832

Services - Help Supply Services - 1.45%
Compass Diversified Holdings	200	3,222
Kelly Services, Inc. - Class A	160	3,365
		6,587

Short-Term Business Credit Institutions - 2.02%
Asset Acceptance Capital Corp.	280	3,013
ASTA Funding, Inc.	80	2,843
Nelnet, Inc. - Class A	180	3,344
		9,200

Special Industry Machinery - 0.64%
Asyst Technologies, Inc. (a)	610	2,928

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

State Commercial Banks - 6.38%
Ameris Bancorp	180	$ 3,035
Center Financial Corp.	230	2,942
Central Pacific Financial Corp.	110	2,467
City Bank	110	2,635
First Regional Bancorp (a)	130	3,055
Great Southern Bancorp, Inc.	130	3,042
Mercantile Bank Corp.	4	73
Security Bank Corp.	260	2,709
Taylor Capital Group, Inc.	120	3,103
W Holding Co., Inc.	1,440	3,024
Wilshire Bancorp, Inc.	290	2,987
		29,072

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 1.19%
Insteel Industries, Inc.	210	2,436
Universal Stainless & Alloy Products, Inc. (a)	80	2,980
		5,416

Sugar & Confectionery Products - 0.68%
Imperial Sugar Co.	120	3,095

Surety Insurance - 3.08%
Assured Guaranty, Ltd.	120	2,768
CNA Surety Corp. (a)	180	3,562
NYMAGIC, Inc.	120	3,461
RAM Holdings, Ltd. (a)	350	2,419
Security Capital Assurance, Ltd.	140	1,837
		14,047

Telephone & Telegraph Apparatus - 0.61%
Symmetricom, Inc. (a)	590	2,797

Truck & Bus Bodies - 0.61%
Miller Industries, Inc. (a)	190	2,757

Trucking (No Local) - 0.60%
Arkansas Best Corp.	100	2,745

Water Transportation - 1.45%
Knightsbridge Tankers, Ltd.	120	3,058
Trico Marine Services, Inc. (a)	110	3,569
		6,627

Wholesale - Metals Service Centers & Offices - 1.35%
A.M. Castle & Co.	100	3,010
Olympic Steel, Inc.	120	3,124
		6,134

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

Wholesale - Miscellaneous Durable Goods - 0.79%
RC2 Corp. (a)	120	$ 3,578

Women's, Misses', and Juniors Outerwear - 0.69%
Kellwood Co.	190	3,148

TOTAL COMMON STOCKS (Cost $446,841)		410,693

Real Estate Investment Trusts - 8.28%
Ashford Hospitality Trust	320	3,149
CapLease, Inc.	320	2,995
Cedar Shopping Centers, Inc.	240	3,084
First Industrial Realty Trust, Inc.	80	3,260
Gramercy Capital Corp.	130	3,428
Hersha Hospitality Trust	330	3,567
Inland Real Estate Corp.	210	3,129
Investors Real Estate Trust	300	3,255
National Health Investors, Inc.	100	2,929
Parkway Properties, Inc.	70	3,010
Pennsylvania Real Estate Investment Trust	80	3,052
Ramco-Gershenson Properties Trust	100	2,861

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $41,469)		37,719

Money Market Securities - 1.14%
Huntington Money Market Fund, 4.04% (b)		5,204

TOTAL MONEY MARKET SECURITIES (Cost $5,204)		5,204

TOTAL INVESTMENTS (Cost $493,514) - 99.56%		$ 453,616

Other assets less liabilities - 0.44%		1,987

TOTAL NET ASSETS - 100.00%		$ 455,603

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Statements of Assets and Liabilities
October 31, 2007

	Dreman	Dreman	Dreman
	Quantitative	Quantitative	Quantitative
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Assets:
Investments in securities
At cost	$ 758,555	$ 507,954	$ 493,514
At value	$ 796,342	$ 491,846	$ 453,616

Interest receivable	10	14	11
Dividends receivable	751	502	189
Receivable from advisor (a)	36,153	38,923	38,881
Prepaid expenses	1,123	1,123	1,124
Total assets	834,379	532,408	493,821

Liabilities:
Payable to administrator, fund accountant and transfer agent	19,245	19,245	19,244
Payable to custodian	2,103	1,984	1,762
Accrued trustee & officer expenses	1,763	1,763	1,763
Other accrued expenses	15,053	15,430	15,449
Total liabilities	38,164	38,422	38,218

Net Assets:	$ 796,215	$ 493,986	$ 455,603

Net Assets consist of:
Paid in capital	$ 736,902	$ 500,053	$ 500,068

Accumulated undistributed net investment income (loss)	3,182	1,499	1,213
Accumulated net realized gain (loss) on investments	18,344	8,542	(5,780)
Net unrealized appreciation (depreciation) on investments	37,787	(16,108)	(39,898)

Net Assets:	$ 796,215	$ 493,986	$ 455,603

Shares outstanding
(unlimited number of shares authorized)	72,455	50,000	50,000

Net asset value and offering
price per share	$ 10.99	$ 9.88	$ 9.11

Redemption price per share (Net Asset Value * 99%) (b)	$ 10.88	$ 9.78	$ 9.02

(a) See Note 3 in the Notes to the Financial Statements.
(b) A redemption fee of 1.00% is charged on shares held less than one year.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Statements of Operations
For the period April 3, 2007 (a) through October 31, 2007

	Dreman	Dreman	Dreman
	Quantitative	Quantitative	Quantitative
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Investment Income
Dividend income (net of withholding tax of $13, $27, and $0, respectively)	$ 8,832	$ 6,112	$ 5,858
Interest income	419	285	331
Total Income	9,251	6,397	6,189

Expenses
Investment advisor fee (b)	2,901	2,492	2,682
12b-1 expense	976	740	712
Administration expenses	19,000	19,000	19,000
Fund accounting expenses	15,583	15,583	15,584
Registration expenses	925	925	925
Transfer agent expenses	14,012	14,012	14,013
Legal expenses	5,258	5,324	5,340
Auditing expenses	10,000	10,000	10,000
Trustee expenses	2,590	2,590	2,590
CCO expenses	2,960	2,960	2,960
Pricing expenses	4,698	5,987	5,811
Custodian expenses	5,155	5,906	6,016
Miscellaneous expenses	1,332	1,332	1,332
Printing expenses	139	139	139
Total Expenses	85,529	86,990	87,104
Expenses waived and reimbursed by advisor (b)	(78,484)	(81,352)	(81,416)
12b-1 fees waived by advisor (b)	(976)	(740)	(712)
Net operating expenses	6,069	4,898	4,976
Net Investment Income	3,182	1,499	1,213

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	18,344	8,542	(5,780)
Change in unrealized appreciation (depreciation) on
investment securities	37,787	(16,108)	(39,898)
Net realized and unrealized gain (loss) on investment securities	56,131	(7,566)	(45,678)
Net increase (decrease) in net assets resulting from operations	$ 59,313	$ (6,067)	$ (44,465)

(a) The date the Funds commenced operations.
(b) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Statement of Changes in Net Assets

	Dreman
	Quantitative
	Large Cap
	Value Fund

	Period ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	(a)
Operations:
Net investment income	$ 3,182
Net realized gain on investment securities	18,344
Change in unrealized appreciation (depreciation)	37,787
Net increase in net assets resulting from operations	59,313

Capital Share Transactions:
Proceeds from shares sold	737,727
Amount paid for shares repurchased	(825)
Net increase in net assets resulting
from share transactions	736,902
Total Increase in Net Assets	796,215

Net Assets:
Beginning of period	-

End of period	$ 796,215

Accumulated undistributed net
investment income included
in net assets at end of period	$ 3,182

Capital Share Transactions:
Shares sold	72,535
Shares repurchased	(80)

Net increase from capital share transactions	72,455

(a) For the period April 3, 2007 (commencement of operations) through October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Statement of Changes in Net Assets

	Dreman
	Quantitative
	Mid Cap
	Value Fund

	Period ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	(a)
Operations:
Net investment income	$ 1,499
Net realized gain on investment securities	8,542
Change in unrealized appreciation (depreciation)	(16,108)
Net decrease in net assets resulting from operations	(6,067)

Capital Share Transactions:
Proceeds from shares sold	500,850
Amount paid for shares repurchased	(797)
Net increase in net assets resulting
from share transactions	500,053
Total Increase in Net Assets	493,986

Net Assets:
Beginning of period	-

End of period	$ 493,986

Accumulated undistributed net
investment (loss) included in
net assets at end of period	$ 1,499

Capital Share Transactions:
Shares sold	50,082
Shares repurchased	(82)

Net increase from capital share transactions	50,000

(a) For the period April 3, 2007 (commencement of operations) through October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Statement of Changes in Net Assets

	Dreman
	Quantitative
	Small Cap
	Value Fund

	Period ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	(a)
Operations:
Net investment income	$ 1,213
Net realized gain on investment securities	(5,780)
Change in unrealized appreciation (depreciation)	(39,898)
Net increase in net assets resulting from operations	(44,465)

Capital Share Transactions:
Proceeds from shares sold	500,825
Amount paid for shares repurchased	(757)
Net increase in net assets resulting
from share transactions	500,068
Total Increase in Net Assets	455,603

Net Assets:
Beginning of period	-

End of period	$ 455,603

Accumulated undistributed net
investment income included
in net assets at end of period	$ 1,213

Capital Share Transactions:
Shares sold	50,080
Shares repurchased	(80)

Net increase from capital share transactions	50,000

(a) For the period April 3, 2007 (commencement of operations) through October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Financial Highlights
(For a share outstanding during the period)

	Dreman
	Quantitative
	Large Cap
	Value Fund

	Period ended
	October 31, 2007 (a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income from investment operations
Net investment income	0.04
Net realized and unrealized gain	0.95
Total from investment operations	0.99

Paid in capital from redemption fees (b)	-

Net asset value, end of period	$ 10.99

Total Return (c)	9.90%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 796
Ratio of expenses to average net assets	1.55%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	21.91%	(e)
Ratio of net investment income to
average net assets	0.82%	(e)
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(19.54)%	(e)
Portfolio turnover rate	77.29%

(a) For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Financial Highlights
(For a share outstanding during the period)

	Dreman
	Quantitative
	Mid Cap
	Value Fund

	Period ended
	October 31, 2007 (a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income from investment operations
Net investment income	0.03
Net realized and unrealized (loss)	(0.15)
Total from investment operations	(0.12)

Paid in capital from redemption fees (b)	-

Net asset value, end of period	$ 9.88

Total Return (c)	-1.20%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 494
Ratio of expenses to average net assets	1.65%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	29.40%	(e)
Ratio of net investment income to
average net assets	0.51%	(e)
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(27.23)%	(e)
Portfolio turnover rate	75.44%

(a) For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Financial Highlights
(For a share outstanding during the period)

	Dreman
	Quantitative
	Small Cap
	Value Fund

	Period ended
	October 31, 2007 (a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income from investment operations
Net investment income	0.02
Net realized and unrealized (loss)	(0.91)
Total from investment operations	(0.89)

Paid in capital from redemption fees (b)	-

Net asset value, end of period	$ 9.11

Total Return (c)	-8.90%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 456
Ratio of expenses to average net assets	1.75%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	30.57%	(e)
Ratio of net investment income to
average net assets	0.43%	(e)
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(28.40)%	(e)
Portfolio turnover rate	97.51%

(a) For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds

Notes to the Financial Statements

October 31, 2007

NOTE 1.	ORGANIZATION

Dreman Quantitative Large Cap Value Fund (“Large Cap Value Fund”), Dreman Quantitative Mid Cap Value Fund (“Mid Cap Value Fund”), and Dreman Quantitative Small Cap Value Fund (“Small Cap Value Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on February 13, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of each separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Large Cap Value Fund is total return. The investment objective of each of the Mid Cap Value Fund and Small Cap Value Fund is long-term capital appreciation. The investment advisor to each Fund is Dreman Value Management, LLC (the “Advisor”). The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund all commenced operations on April 3, 2007.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political development in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market

Dreman Quantitative Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES- continued

but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund. For the fiscal period ended October 31, 2007, there were no such reclassifications.

Accounting for Uncertainty in Income Taxes – The Funds adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the period ended October 31, 2007, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalities, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalities.

.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007 the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Dreman Quantitative Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor to the Funds is Dreman Value Management, LLC. Under the terms of the management agreement between the Trust and the Advisor (collectively, the “Agreements”) for each Fund, the Advisor manages the Fund’s investments. As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. For the period April 3, 2007 (commencement of operations) through October 31, 2007, the Advisor earned fees, before the waiver described below, of $2,901, $2,492, and $2,682 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively. The Advisor has contractually agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes and extraordinary expenses do not exceed 1.55%, 1.65% and 1.75% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, through October 31, 2009. Excluding the voluntary reimbursement by the Advisor of each Fund’s 12b-1 expenses described below, for the period April 3, 2007 (commencement of operations) through October 31, 2007 the Advisor waived management fees and reimbursed expenses of $78,484, $81,352, and $81,416 for the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively. As of October 31, 2007, the Advisor owed $36,153, $38,923 and $38,881 to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively.

The Advisor is entitled to recoup from each Fund amounts waived or reimbursed for a period up to three years from the date such amounts were waived or reimbursed, provided the applicable Fund’s expenses, including such amounts, do not exceed the stated expense limitation. Amounts of $78,484, $81,352, and $81,416 for the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively, are subject to repayment by the Funds to the Advisor no later than October 31, 2010.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. For the period April 3, 2007 (commencement of operations) through October 31, 2007, Unified received fees of $19,000, $19,000 and $19,000 for administrative services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. As of October 31, 2007, the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund owed $8,000, $8,000 and $8,000, respectively to Unified for administrative services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide each Fund with fund accounting services. For the period April 3, 2007 (commencement of operations) through October 31, 2007, Unified received transfer agent fees of $13,000, $13,000 and $13,000 for the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively and $1,013, $1,013 and $1,014 for reimbursement of out-of-pocket expenses from the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Fund, respectively. As of October 31, 2007, the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund owed $4,500, $4,500, and $4,500, respectively, to Unified for transfer agency services and $495, $495, and $494 from the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively, for reimbursement of out-of-pocket expenses. For the period April 3, 2007 (commencement of operations) through October 31, 2007, Unified received fees of $15,583, $15,583 and $15,584 for fund accounting services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. As of October 31, 2007, the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund owed $6,250, $6,250, and $6,250, respectively, to Unified for fund accounting services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the period April 3, 2007 (commencement of operations) through October 31, 2007, the Custodian earned fees of $5,155, $5,906 and $6,016 for custody services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund respectively. As of October 31, 2007, the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund owed $2,103, $1,984 and $1,762, respectively to the Custodian for custody services.

Dreman Quantitative Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Funds retain Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Funds’ shares. There were no payments made by the Funds to the Distributor during the period April 3, 2007 (commencement of operations) through October 31, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each Fund pays the Advisor the 12b-1 fee described above. For the period April 3, 2007 (commencement of operations) through October 31, 2007, the Advisor was entitled to fees of $976, $740 and $712 for services provided to the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund, respectively, all of which the Advisor voluntarily waived. This voluntary waiver by the Advisor of the 12b-1 fees to which it is otherwise entitled may be discontinued by the Advisor at any time.

NOTE 4.	INVESTMENT TRANSACTIONS

For the period ended October 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of October 31, 2007, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At October 31, 2007, the aggregate cost of securities for federal income tax purposes were $758,711, $507,954, and $493,514 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

Dreman Quantitative Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 5.	ESTIMATES - continued

increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2007, the following owned the Funds:

David N. Dreman owned 86.20%, 80.00% and 80.00% of the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund, respectively. Dreman Value Management, LLC owned 13.80%, 20.00% and 20.00% of the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund, respectively. David N. Dreman is President of the Advisor. As a result, David N. Dreman may be deemed to control each of the Funds.

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2007, the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund have not paid any distributions to shareholders.

Large Cap Value Fund. On December 18, 2007, the Large Cap Value Fund paid an income distribution of $0.0663 per share and a short-term capital gain distribution of $0.2553 per share to shareholders of record on December 17, 2007.

Mid Cap Value Fund. On December 18, 2007, the Mid Cap Value Fund paid an income distribution of $0.0489 per share, a long-term capital gain distribution of $0.0173 per share and a short-term capital gain distribution of $0.1536 per share to shareholders of record on December 17, 2007.

Small Cap Value Fund. On December 18, 2007, the Small Cap Value Fund paid an income distribution of $0.0511 per share to shareholders of record on December 17, 2007.

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the Large Cap Value Fund.

NOTE 8. CAPITAL LOSS CARRYFORWARD

At October 31, 2007 the Small Cap Value Fund had available for federal tax purposes an unused capital loss carryforward of $5,780 which is available for offset against future taxable net capital gains. This loss carryforward expires as follows:

Year of Expiration	Amount
2015	$5,780

To the Shareholders and

Board of Trustees

Dreman Quantitative Funds

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dreman Quantitative Funds (the “Funds”), comprising Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund, each a series of the Unified Series Trust, as of October 31, 2007, and the related statements of operations, statements of changes in net assets and the financial highlights for the period of April 3, 2007 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Funds’ custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting Dreman Quantitative Funds, as of October 31, 2007, the results of their operations, changes in their net assets and financial highlights for the period of April 3, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

December 28, 2007

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 37 series.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 247-1014 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by (1) calling the Funds at (800) 247-1014 or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony Ghoston, President

John Swhear, Senior Vice President

J. Michael Landis, Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Annual Report

October 31, 2007

Fund Advisor:

Spectrum Advisory Services Inc.

1050 Crown Point Parkway, Suite 750

Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

October 31, 2007

Dear Shareholder:

In the mid-year letter I wrote that “Risk that is priced too cheaply will be expensive to somebody down the road.” We have begun to see who is paying the price. The stock market benefitted from another year of corporate earnings strength. Despite the uncovering of very unsound lending practices, the equity markets were slow to understand the ramifications. They will.

Long-time shareholders know that the Fund tries to be less volatile than the typical equity mutual fund. One of the ways to achieve this goal is through non-traditional investments. Throughout the year, our single largest individual holding was a Swiss government bond, denominated in Swiss Francs. It provided both a hedge against the dollar and acted as a safe haven investment during equity market turmoil.

Once again, hindsight instead of oversight, ruled the financial markets and regulatory apparatus. Subprime mortgages were packaged in such a way that many buyers did not understand their risks. The resultant impact on bank balance sheets means that available credit will be tougher for not just home buyers but many other borrowers. As a consequence, the U.S. economy faces a situation like the “panic” which punctuated periods before the establishment of the Federal Reserve and the FDIC. Those panics resulted in bank failures and credit crunches after loans went sour. Eventually confidence and growth were restored.

Since this credit crunch did not start with tight money, there is little reason to expect that the Federal Reserve’s lowering of interest rates can do any more than provide a little easing of the pain.

The coming year I believe will present the Fund with more opportunities to purchase bargains than we have had in the past three years. I also plan to add to my personal holding in the Fund. I will be happy to send a copy of this report and a prospectus to anybody you wish.

Very truly yours,

Marc Heilweil

MANAGEMENT DISCUSSION

Over the last twelve-month period ending October 31, 2007, Marathon Value Portfolio (“Marathon” or “the Fund”) returned +11.30%. Marathon’s annualized return since inception (March 28, 2000)* is +9.41%. The comparable total returns for the S&P 500 Index benchmark are +14.56% and +2.03%. Since the Fund’s inception, the Fund’s cumulative return has been +98.07% versus the S&P 500 Index cumulative total return of +16.52%, for a total return differential of +81.55% for Marathon.

Performance Summary

	2000*	Calendar 2001	Calendar 2002	Calendar 2003	Calendar 2004	Calendar 2005	Calendar 2006	Year-to-Date 2007 as of 10/31/07	Cumulative Return Since Inception as of 10/31/07
Marathon Value Portfolio S&P 500 Index	16.06% -11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	6.20% 4.91%	11.76% 15.79%	7.24% 10.87%	98.07% 16.52%

Annualized Total Returns
For the Periods Ended October 31, 2007
	One Year Average	Three Year Average	Five Year Average	Since Inception
Marathon Value Portfolio S&P 500 Index	11.30% 14.56%	10.81% 13.16%	13.42% 13.88%	9.41% 2.03%

The Total Gross Annual Expense Ratio for the Fund is 1.25%.

*March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00.

Returns are not annualized, except where noted. The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086.  The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains.  It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund's Prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a current copy of the Fund's Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through October 31, 2007. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling

1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

We approached the past year with some caution because of the risky lending practices which were present. Nevertheless, the strong global economy enabled the stock market to advance. More so than most years, it was an uneven market. The energy, basic materials, and, especially late in the year, technology sectors accounted for a large share of the market’s gains. Large multinationals did much better than smaller companies.

Our goal has always been to outperform the S&P 500 while assuming less risk that the average equity mutual fund. This year’s failure to outperform was a consequence of our holding large amounts of cash equivalents, poor performance of the Japanese stock market, which has 3.83% of our assets, and our failure to own certain glamour names. Apple Computer, Google, and Research in Motion are extraordinary companies, but their pricey shares bear more risk than our discipline permits.

The largest individual position in the Fund was the $1 million dollars of Swiss government bonds (up +13.74% during the fiscal year). It is not surprising that the U.S., which has spent the last five years borrowing abroad to fund unproductive investments, would see its currency weaken. The position also provided a hedge in a volatile market.

The unevenness of the stock market is reflected by the volatility of some of the stocks which impacted the portfolio. On the whole the Fund had relatively little exposure to housing and mortgage ills. Avatar (-28.4%), Moody’s (-34.1%), and Popular (-42.0%) were three stocks that felt the repercussions. Our worst performer this period, Office Depot (-55.3%) also blamed the weak housing market, but we blame ourselves for misjudging the new leadership of the company. Our other retailers McDonald’s (+42.5%), Tiffany (+51.7%), and Costco Wholesale (+26.0%) reported great same-store sales comparisons and higher margins which drove shares higher. We also benefitted from our holdings in technology and energy companies. Technology companies Avnet (up +76.2%), Cisco (+37.0%), and IBM (+25.8%) each showed strong earnings gains during the period which were well-received by investors. The sharp rise in energy commodity prices benefitted our largest holdings in that area, Noble (+51.1%), Sasol (+48.7%), and ConocoPhillips (+41.0%).

We look forward to the next twelve months because, more so than the last three years, we expect good companies will become available at bargain prices. Periods of market volatility caused by financial and economic concerns will lead to such opportunities. In valuing a company to purchase, we consider much more than the near-term earnings per share outlook. Many others put such importance on the present that they give us good opportunities to buy or sell at great prices. We believe our experience gives us the ability to pounce on such mispricings.

Fund Holdings - (unaudited)

1Based on net assets.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, such as the fee imposed on short-term redemptions; and (2) ongoing costs, consisting solely of management fees and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2007) and held for the entire period (through October 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Marathon Value Portfolio	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 – October 31, 2007
Actual	$1,000.00	$1,026.14	$6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Marathon Value Portfolio
Schedule of Investments
October 31, 2007

Common Stocks - 83.24%	Shares	Value

Aerospace-Defense - 0.42%
Northrop Grumman Corp.	1,400	$ 117,068

Agricultural Chemicals - 0.00%
Phosphate Holdings, Inc. (a)	4	150

Air Delivery and Freight Services - 1.34%
United Parcel Service, Inc. - Class B	5,000	375,500

Automobiles, Parts & Equipment - 0.94%
Toyota Motor Corp. (b)	2,300	263,212

Banking - 2.00%
Mitsubishi UFJ Financial Group, Inc. (MUFG) (b)	22,500	224,100
Popular, Inc.	11,500	121,325
U.S. Bancorp	6,530	216,535
		561,960

Biological Products, (No Diagnostic Substances) - 0.41%
Amgen, Inc. (a)	2,000	116,220

Broadcasting & Cable - 1.57%
Liberty Global, Inc. - Class A (a)	3,573	140,240
Liberty Media Corp. - Capital Group - Class A (a)	1,558	194,719
Saga Communications, Inc. - Class A (a)	14,300	104,390
		439,349

Computer Communications Equipment - 1.94%
Cisco Systems, Inc. (a)	16,500	545,490

Construction Materials - 0.91%
Vulcan Materials Co.	3,000	256,530

Diversified Financial Services - 1.19%
Moody's Corp.	5,400	236,088
Western Union Co.	4,500	99,180
		335,268

Electric Components & Equipment - 2.98%
SECOM Co., Ltd. (b)	2,800	287,080
Zebra Technologies Corp. - Class A (a)	14,075	550,192
		837,272

Electric Utilities - 1.52%
Korea Electric Power Corp. (KEPCO) (b)	15,400	342,650
NorthWestern Corp.	3,000	82,740
		425,390

Energy - 1.45%
Sasol Ltd. (b)	8,000	406,880

Food Distributors - 0.27%
Farmer Brothers Co.	3,100	77,159

General Merchandise Stores - 1.51%
Costco Wholesale Corp.	6,300	423,738

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2007

Common Stocks - 83.24% - continued	Shares	Value

Healthcare Distribution & Services - 5.70%
Cardinal Health, Inc.	7,500	$ 510,225
IMS Health, Inc.	10,627	267,906
Pharmaceutical Product Development, Inc. (PPD)	15,200	642,048
PRA International (a)	6,000	181,140
		1,601,319

Healthcare Equipment - 4.12%
Becton, Dickinson & Co.	5,500	459,030
Dionex Corp. (a)	4,200	369,600
Medtronic, Inc.	3,500	166,040
St. Jude Medical, Inc. (a)	4,000	162,920
		1,157,590

Household Furniture - 0.53%
Natuzzi S.p.A. (a) (b)	22,900	148,621

Household Products - 3.10%
Colgate-Palmolive Co.	2,500	190,675
Kimberly-Clark Corp.	6,800	482,052
Procter & Gamble Co.	2,827	196,533
		869,260

Industrial Conglomerates - 5.72%
3M Co.	4,100	354,076
Eaton Corp.	2,800	259,224
General Electric Co.	14,300	588,588
Leggett & Platt, Inc.	7,700	149,611
Tyco International, Ltd.	6,175	254,225
		1,605,724

Industrial Machinery - 2.11%
Illinois Tool Works, Inc.	7,200	412,272
Lincoln Electric Holdings, Inc.	2,500	180,625
		592,897

Insurance - 2.76%
AEGON N.V. (c)	20,000	413,200
Aon Corp.	8,000	362,560
		775,760

Integrated Oil & Gas - 1.39%
ConocoPhillips	4,600	390,816

Oil & Gas Equipment & Services - 2.67%
BJ Services Co.	6,600	166,254
Noble Corporation	11,000	582,450
		748,704

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2007

Common Stocks - 83.24% - continued	Shares	Value

Packaged Foods - 1.58%
Campbell Soup Co.	12,000	$ 443,760

Paper/Forest Products - 1.43%
Plum Creek Timber Co., Inc.	8,970	400,690

Perfumes, Cosmetics & Other Toilet Preparations - 1.33%
Elizabeth Arden, Inc. (a)	15,000	373,500

Pharmaceutical - 1.92%
Abbott Laboratories	7,000	382,340
Arena Pharmaceuticals, Inc. (a)	6,934	66,636
Bristol-Myers Squibb Co.	3,000	89,970
		538,946

Property & Casualty Insurance - 4.61%
Alleghany Corp. (a)	1,060	416,601
Berkshire Hathaway, Inc. - Class B (a)	130	573,820
Millea Holdings, Inc. (b)	7,750	303,856
		1,294,277

Publishing, Printing & Media - 1.10%
John Wiley & Sons, Inc. - Class A	7,000	307,860

Real Estate - 2.55%
Alexander's, Inc. (a) (d)	500	200,975
Avatar Holdings, Inc. (a)	4,100	190,855
EastGroup Properties, Inc. (d)	2,800	133,504
Reading International, Inc. - Class A (a)	19,100	190,809
		716,143

Restaurants - 1.79%
McDonald's Corp.	8,400	501,480

Retail - Furniture Stores - 0.20%
Haverty Furniture Companies, Inc.	6,500	55,250

Savings Institutions - 0.54%
First Niagara Financial Group, Inc.	11,500	151,800

Semiconductors & Related Devices - 1.23%
Linear Technology Corp.	10,500	346,710

Services - Consumer Credit Reporting, Collection Agencies - 0.64%
Equifax, Inc.	4,700	180,950

Services - Data and Transaction Processing - 2.46%
Automatic Data Processing, Inc.	6,700	332,052
Global Payments, Inc.	2,500	118,900
Total System Services, Inc.	8,000	239,680
		690,632

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2007

Common Stocks - 83.24% - continued	Shares	Value

Services - Staffing - 1.99%
CDI Corp. (a)	8,800	$ 242,528
Robert Half International, Inc.	10,500	315,945
		558,473

Soft Drinks - 1.54%
The Coca-Cola Co.	7,000	432,320

Specialty Chemicals - 3.15%
Cabot Corp.	6,000	210,060
PPG Industries, Inc.	4,100	306,434
Valspar Corp.	14,700	367,941
		884,435

Specialty Stores - 1.66%
Office Depot, Inc. (a)	16,200	303,912
Tiffany & Co.	3,000	162,540
		466,452

Systems Software & Computer Hardware - 3.76%
International Business Machines Corp. (IBM)	6,200	719,944
Microsoft Corp.	9,100	334,971
		1,054,915

Wholesale - Electronic Parts & Equipment - 3.22%
Avnet, Inc. (a)	11,000	458,920
Tyco Electronics Ltd.	12,500	445,875
		904,795

TOTAL COMMON STOCKS (Cost $15,245,126)		23,375,265

Preferred Stock - 0.42%

E. I. DuPont De Nemours & Co. $4.50	1,500	117,000

TOTAL PREFERRED STOCK (Cost $122,200)		117,000

Exchange-Traded Funds - 1.24%

UltraShort S&P500 ProShares	7,000	346,780

TOTAL EXCHANGE-TRADED FUNDS (Cost $363,070)		346,780
	Principal
Corporate Bonds - 2.54%	Amount

Allegiance Telecom, Inc. Senior Notes, 12.875%, 05/15/2008 (a) (e)	$ 125,000	63,750
CWABS, Inc., 7.870%, 10/25/2032 (f) (h)	70,625	6,936
CWABS, Inc., 5.530%, 04/25/2032 (f) (h)	114,472	110,951
IMPAC CMB Trust, 5.770%, 10/25/2033 (g) (h)	297,768	295,944
IMPAC CMB Trust, 5.290%, 9/25/2034 (g) (h)	236,583	236,696
Mississippi Chemical Corp., 7.250%, 11/15/2017 (a) (e)	125,000	312

TOTAL CORPORATE BONDS (Cost $838,742)		714,589

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2007

	Principal
U.S. Agency Obligations - 0.12%	Amount	Value

Federal Home Loan Mortgage Corp., Series #2692, 3.500%, 01/15/2023 (g)	$ 34,530	$ 34,425

TOTAL U.S. AGENCY OBLIGATIONS (Cost $34,065)		34,425

Foreign Government Bonds - 3.10%

Swiss Government Bonds, 3.250%, 02/11/2009	1,000,000	870,765

TOTAL FOREIGN GOVERNMENT BONDS (Cost $805,315)		870,765
	Shares
Money Market Securities - 9.50%

Fidelity Institutional Money Market Portfolio - Class I, 5.15% (i)	2,668,459	2,668,459

TOTAL MONEY MARKET SECURITIES (Cost $2,668,459)		2,668,459

TOTAL INVESTMENTS (Cost $20,076,977) - 100.16%		$ 28,127,283

Liabilities in excess of other assets - (0.16)%		(45,893)

TOTAL NET ASSETS - 100.00%		$ 28,081,390

(a) Non-income producing.
(b) American Depositary Receipt.
(c) New York Registry.
(d) Real Estate Investment Trust.
(e) In default, issuer filed Chapter 11 bankruptcy. This security is currently valued according to fair value procedures approved by the Trust.
(f) Asset-Backed Security.
(g) Collateralized mortgage obligation.
(h) Variable rate securities; the coupon rate shown represents the rate at October 31, 2007.
(i) Variable rate security; the rate shown represents the money market rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Assets and Liabilities
October 31, 2007

Assets
Investments in securities
At cost	$ 20,076,977
At market value	28,127,283

Interest receivable	31,376
Dividends receivable	17,280
Receivable for Fund shares sold	339
Total assets	28,176,278

Liabilities
Payable for investments purchased	65,790
Accrued advisory fees (a)	28,765
Accrued trustee fees	333
Total liabilities	94,888

Net Assets	$ 28,081,390

Net Assets consist of:
Paid in capital	19,270,755
Accumulated undistributed net investment income	223,154
Accumulated net realized gain on investments	536,338
Net unrealized appreciation on:
Investments	8,050,306
Foreign currency transactions	837

Net Assets	$ 28,081,390

Shares outstanding (unlimited number of shares authorized)	1,663,916

Net Asset Value
Offering and redemption price per share	$ 16.88

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Operations
For the fiscal year ended October 31, 2007

Investment Income
Dividend income (net of foreign taxes on dividends of $1,223)	$ 349,852
Interest income	247,429
Total Income	597,281

Expenses
Investment advisor fee	337,210
Trustee expenses	4,011
Total Expenses	341,221
Expenses waived by advisor *	(4,011)
Net operating expenses	337,210
Net Investment Income	260,071

Realized & Unrealized Gain
Net realized gain/(loss) on:
Investments	545,303
Foreign currency transactions	(9,057)
Change in unrealized appreciation (depreciation)
on investment securities	2,057,914
Change in unrealized appreciation (depreciation)
on foreign currency transactions	837
Net realized and unrealized gain on investment securities
and foreign currency transactions	2,594,997
Net increase in net assets resulting from operations	$ 2,855,068

* See Note 3 to the Financial Statements

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statements of Changes In Net Assets

	Year ended	Year ended
Increase in Net Assets due to:	October 31, 2007	October 31, 2006
Operations
Net investment income	$ 260,071	$ 179,450
Net realized gain on investment securities and foreign currency transactions	536,246	440,619
Change in unrealized appreciation (depreciation) on investments
and foreign currency transactions	2,058,751	1,749,967
Net increase in net assets resulting from operations	2,855,068	2,370,036
Distributions
From net investment income	(184,262)	(140,542)
From capital gains	(440,527)	(328,858)
Change in net assets from distributions	(624,789)	(469,400)
Capital Share Transactions
Proceeds from shares sold	2,773,882	3,644,810
Reinvestment of distributions	619,849	467,360
Amount paid for shares repurchased	(2,480,102)	(1,598,150)
Net increase in net assets resulting
from share transactions	913,629	2,514,020
Total Increase in Net Assets	3,143,908	4,414,656

Net Assets
Beginning of year	24,937,482	20,522,826

End of year	$ 28,081,390	$ 24,937,482

Accumulated undistributed net investment income	$ 223,154	$ 147,345

Capital Share Transactions
Shares sold	170,502	246,357
Shares issued in reinvestment of distributions	39,182	32,165
Shares repurchased	(150,807)	(107,835)

Net increase from capital share transactions	58,877	170,687

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Financial Highlights
(For one share outstanding during the period)

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2004	October 31, 2003	October 31, 2002

Selected Per Share Data

Net asset value, beginning of period	$ 15.54	$ 14.31	$ 13.09	$ 11.55	$ 9.65	$ 10.63

Income from investment operations
Net investment income	0.16	0.11	0.10	0.09	0.09(a)	0.12 (a)
Net realized and unrealized gain (loss)	1.57	1.45	1.22	1.53	1.91	(0.98)
Total from investment operations	1.73	1.56	1.32	1.62	2.00	(0.86)

Less Distributions to shareholders:
From net investment income	(0.11)	(0.10)	(0.10)	(0.08)	(0.10)	(0.12)
From capital gains income	(0.28)	(0.23)
Total distributions	(0.39)	(0.33)	(0.10)	(0.08)	(0.10)	(0.12)

Net asset value, end of period	$16.88	$15.54	$14.31	$13.09	$11.55	$9.65

Total Return (b)	11.30%	11.01%	10.11%	14.12%	20.88%	-8.21%

Ratios and Supplemental Data
Net assets, end of period (000)	$28,081	$24,937	$20,523	$16,819	$13,445	$10,287
Ratio of expenses to average net assets
before waiver	1.26%	1.27%	1.27%	1.26%	1.27%	1.28%
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.26%	1.28%
Ratio of net investment income to
average net assets before waiver	0.95%	0.77%	0.73%	0.78%	0.86%	1.11%
Ratio of net investment income to
average net assets	0.96%	0.79%	0.76%	0.79%	0.87%	1.11%
Portfolio turnover rate	25.12%	29.03%	38.04%	28.21%	46.03%	44.44%

(a) Net investment income per share was based on average shares outstanding throughout the year.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2007

NOTE 1. ORGANIZATION

Marathon Value Portfolio (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998. The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000, Spectrum Advisory Services, Inc. (“Advisor”). the Fund’s advisor

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Pricing Committee of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances where the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2007 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2007, there was no such reclassifications.

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2007 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a "universal fee."  The Agreement states that the Fund, not the Advisor, is obligated to pay the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of independent trustees and extraordinary or nonrecurring expenses.  The Agreement does not require the Advisor to pay indirect expenses incurred by the Fund, such as fees and expenses of other investment companies in which the Fund may invest. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above. For the fiscal year ended October 31, 2007, the Advisor earned fees of $377,210 from the Fund. The Advisor has contractually agreed to waive and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses, except brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.25% of average daily net assets through February 29, 2008. For the fiscal year ended October 31, 2007, the Advisor reimbursed independent trustee fees of $4,011. As of October 31, 2007, the Advisor was owed $28,765 for its advisory services.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the Custodian ).

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor during the fiscal year ended October 31, 2007. The Distributor, Unified, and the Custodian are controlled by Huntington Bancshares, Inc.

NOTE 4. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2007, purchases and sales of investment securities, other than short-term investments were as follows:

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2007 - continued

NOTE 4. INVESTMENT TRANSACTIONS - continued

As of October 31, 2007, the net unrealized appreciation of investments for tax purposes was as follows:

At October 31, 2007, the aggregate cost of securities for federal income tax purposes was $20,076,977.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2007, Charles Schwab & Co. held, in an omnibus account for the benefit of others, 68.18% of the Fund’s shares. As a result, Charles Schwab & Co. may be deemed to control the Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 27, 2006, the Fund paid an income distribution of $0.1149 per share, a long-term capital gain distribution of $0.2561 per share and a short-term capital gain distribution of $0.0186 per share to shareholders of record on December 26, 2006.

The tax character of distributions paid during the fiscal years 2007 and 2006 were as follows:

On December 17, 2007, the Fund paid an income distribution of $0.1817 per share, a long-term capital gain distribution of $0.2867 per share and a short-term capital gain distribution of $0.0227 per share to shareholders of record on December 14, 2007.

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

To the Shareholders and Board of Trustees

Marathon Value Portfolio

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In planning and performing our audit of the financial statements of Marathon Value Portfolio (the “Fund”), a series of the Unified Series Trust, as of and for the year ended October 31, 2007, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Fund’s internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projection of any evaluation of effectiveness to future periods is subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the fund’s ability to initiate, authorize, record, process or report external financial data reliably in accordance with accounting principles generally accepted in the United States of America such that there is more than a remote likelihood that a misstatement of the fund’s annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls for safeguarding securities that we consider to be a material weakness as defined above as of October 31, 2007.

This report is intended solely for the information and use of management and the Board of Trustees of the Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

December 17, 2007

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 37 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 788-6086 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

The continuation of the Management Agreement of The Marathon Value Portfolio with Spectrum Advisory Services, Inc. (the “Advisor”) was approved by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the Independent Trustees and each an “Independent Trustee”) at an in-person meeting held on May 20, 2007. The Trustees were directed to the Board materials provided at the meeting, which were compiled to assist them in their decision-making as required by Section 15(c) of the Investment Company Act, as amended. Legal counsel to the Independent Trustees reviewed the material with the Trustees. The Trustees also reviewed a memorandum prepared by counsel to the Independent Trustees outlining the Trustees’ duties and factors to be considered in renewing the Management Agreement. The Board also spoke with the Advisor’s president by telephone to discuss the Fund’s performance and other matters.

The Board discussed the Fund’s performance and the Advisor’s balance sheet and income statement. The Board then discussed that the 1-year return of the Fund is below that of the S&P 500 Index, but that the Fund’s long-term performance has been good. The Board noted, per the Advisor’s president, that the Advisor had been more conservative in the past year and not participated in some of the higher risk, higher reward investments that have driven the S&P 500, such as energy investments. The Board also noted that the Advisor has agreed to continue capping the Fund’s operating expenses for another year. The Board then considered that the Fund has not grown substantially in assets, although the Advisor will consider reducing the expense cap as the Fund grows to pass on economies of scale to shareholders.

In considering the Management Agreement on behalf of the Marathon Value Portfolio, the Trustees primarily considered that: (1) although the Fund’s one-year return as of March 31, 2007 lagged the S&P 500 Index and its peer group, the Fund’s five-year return exceeded the five-year returns of both its benchmark and peer group; (2) the Fund’s total expense ratio is lower than the average ratio for its peer group, after fee waiver and reimbursement of operating expenses by the Advisor; (3) the Advisor has agreed to continue waiving its fees and reimbursing operating expenses for an additional year; (4) the management agreement is not profitable to the Advisor, so there was no need to discuss economies of scale; and (5) the Advisor does not engage in soft dollar arrangements pursuant to which the Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit the Advisor.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and Spectrum Advisory Services, Inc. is in the best interests of the Marathon Value Portfolio and its shareholders.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 788-6086 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

J. Michael Landis, Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Spectrum Advisory Services Inc.

1050 Crown Point Parkway, Suite 750

Atlanta, GA 30338

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Annual Report

October 31, 2007

Fund Advisor:

Quixote Capital Management, LLC

8000 E. Prentice Ave., Suite C-5

Greenwood Village, CO 80111

Toll Free (866) 726-0044

Management Discussion

Our focus remains on event driven investing, primarily trading in domestic merger arbitrage transactions and other significant corporate events. Merger arbitrage activity has been very high since our last report, although recently slowing. Credit market concerns have dramatically slowed the acquisition activities of private equity buyers. Strategic buyers have remained very active and deal flow has been more than adequate for us to remain fully invested. Credit availability and general equity market conditions are likely to be the primary determinants of future attractive merger opportunities.

The Fund returned 6.54% for the fiscal year ended October 31, 2007 versus the S&P 500 Index return of 14.55% and the Merrill Lynch U.S. Treasury Bill Master Index return of 5.13%. We fell short of our goal of outperforming the US Treasury Bill Index by 3.0%. It has been a difficult period as the credit markets experienced significant problems this summer and on into the fall. This adversely affected the financing of leveraged buyouts or caused the arbitrage spreads to widen as concerns arose about the ability of the buyers to close the transactions. Your fund’s performance was negatively impacted by these conditions. Transaction spreads are generally wider than a year ago and are very attractive; however, this also is a reflection of increased risk resulting from current market conditions. The key to success remains in selecting those transactions that will successfully close and properly hedging these transactions.

The difficult credit conditions have dramatically affected the banking industry. Our performance was negatively impacted by this, as many of our call option hedges failed to protect us resulting in losses. This is an industry we have traditionally favored, as the transactions have historically had a very high probability of closing. In fact, despite market conditions, we have not seen a bank transaction fail to close. This will have to be monitored closely under current market conditions.

Our portfolio volatility increased as a consequence of this environment. This was particularly the case during the market’s volatile summer months. This was due to deal spreads widening, broken hedges and an increase in overall market volatility. It will probably remain somewhat higher in the near term than it was a year ago.

As expected due to our investment strategy, returns have largely been made up of dividends and short term capital gains. We are pleased to have been able to make quarterly distributions of these gains to our shareholders desiring income distributions.

There have been a number of higher profile transactions that we have been involved in this year, such as: Avaya, First Data, Hilton Hotels, TXU Energy and Pogo Producing. In addition, we have worked on smaller deals that may be unrecognized by our shareholders, including Price Communications, Desert Community Bank and MAF Bancorp. We continue to be particularly attracted to smaller transactions and, despite hedging problems, bank transactions.

We thank you for your investment and will work diligently on your behalf.

Jerry Paul - Portfolio Manager

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is subject to the following risks: Management, event driven, distressed investments, hedging (short sales/options), borrowing, high portfolio turnover, equity and fixed income securities (credit/rating/interest rate/duration), ETF, closed end fund. You may obtain a current copy of the Fund’s prospectus by calling 1-866-726-0044. Past performance is no guarantee of future results. Your Fund shares, when redeemed, may be worth more or less than their original cost. Because the Fund uses short-selling, derivative strategies and other leveraging techniques to attempt to enhance returns, it is subject to greater risks and its performance may be more volatile than the performance of other funds. The Fund may be required to pay a premium to sell a security short. There is no guarantee the price of a shorted security will fall or that the Fund will achieve it's stated investment objective. Distributed by Unified Financial Securities, Inc., Member FINRA.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-726-0044.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Merrill Lynch US Treasury Bill Master Index is a widely recognized unmanaged index of fixed income prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 20, 2005 (commencement of Fund operations) and held through October 31, 2007. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the QCM Absolute Return Fund and to obtain performance data current to the most recent month end, please call 1-866-726-0044. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

1As a percentage of net assets.

The Fund may invest in equity and fixed income securities, preferred stock, or convertible securities. The Fund may also invest in other investment companies, including closed-end funds and exchange-traded funds. The Fund may hold a significant portion of its assets in cash in anticipation of investment opportunities.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 through October 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

QCM Absolute Return Fund	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period May 1, 2007 - October 31, 2007 *
Actual	$1,000.00	$1,022.60	$13.98
Hypothetical **	$1,000.00	$1,011.38	$13.91

*Expenses are equal to the Fund’s annualized expense ratio of 2.74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period). The expense ratio calculation includes income expense on securities sold short.

** Assumes a 5% return before expenses.

QCM Absolute Return Fund
Schedule of Investments
October 31, 2007

Common Stock - 68.09%	Shares	Value

Commercial Banks - 0.00%
Royal Bank of Scotland Group plc (a) (c)	1	$ 9

Crude Petroleum & Natural Gas - 4.67%
Pogo Producing Co. (b)	7,039	419,243

Electric Lighting & Wiring Equipment - 1.96%
Lamson & Sessions Co. (a)	6,473	176,325

Industrial Organic Chemicals - 0.85%
Lyondell Chemical Co.	1,600	75,920

Investment Advice - 2.88%
Nuveen Investments, Inc. - Class A	4,000	259,200

National Commercial Banks - 14.05%
Commerce Bancorp, Inc.	15,300	623,475
Huntington Bancshares, Inc. (b)	700	12,537
National City Corp.	7,199	174,576
PNC Financial Services Group, Inc. (b)	3,178	229,289
Wachovia Corp.	3,299	150,863
Wells Fargo & Co.	2,109	71,727
		1,262,467

Newspapers: Publishing or Publishing & Printing - 0.27%
Tribune Co.	800	24,208

Personal Credit Institutions - 1.36%
SLM Corp. (a)(b)	2,600	122,616

Printed Circuit Boards - 0.60%
Flextronics International Ltd. (a)	4,400	54,164

Radio Broadcasting Stations - 1.47%
Clear Channel Communications, Inc.	3,500	132,195

Radiotelephone Communications - 3.79%
ALLTEL Corp.	3,000	213,450
Dobson Communications Corp. - Class A (a) (b)	9,800	126,812
		340,262

Retail - Lumber & Other Building Materials Dealers - 0.88%
Home Depot, Inc. (b)	2,500	78,775

*See accompanying notes which are an integral part of these financial statements.

QCM Absolute Return Fund
Schedule of Investments - continued
October 31, 2007

Common Stock - 68.09% - continued	Shares	Value

Semiconductors & Related Devices - 4.14%
Saifun Semiconductors Ltd. (a)	28,730	$ 291,035
Sirenza Microdevices, Inc. (a)	4,875	80,633
		371,668

Services - Business Services - 3.13%
CheckFree Corp. (a)	5,910	280,902

Services - Management Services - 1.60%
Ceridian Corp. (a)	4,000	143,760

Services - Miscellaneous Amusement & Recreation - 5.58%
Harrah's Entertainment, Inc.	1,000	88,250
Station Casinos, Inc.	4,600	413,080
		501,330

Services - Prepackaged Software - 6.56%
BEA Systems, Inc. (a)	2,000	33,800
NAVTEQ Corp. (a) (b)	7,200	555,840
		589,640

Services - Skilled Nursing Care Facilities - 2.07%
Manor Care, Inc.	2,800	186,424

State Commercial Banks - 7.94%
East Penn Financial Corp.	10,609	146,510
East West Bancorp, Inc.	3,000	101,220
U.S.B. Holding Co., Inc.	16,141	351,712
United Western Bancorp, Inc. (b)	5,300	113,950
		713,392

Surgical & Medical Instruments & Apparatus - 3.55%
Kyphon, Inc. (a)	4,500	318,960

Telephone Communications (No Radiotelephone) - 0.55%
Verizon Communications, Inc.	1,082	49,848

Television Broadcasting Stations - 0.19%
Price Communications Corp. (a)	33,990	16,655

TOTAL COMMON STOCK (Cost $6,116,553)		6,117,963

*See accompanying notes which are an integral part of these financial statements.

QCM Absolute Return Fund
Schedule of Investments - continued
October 31, 2007

	Shares	Value

Real Estate Investment Trusts - 0.90%
Anthracite Capital, Inc.	4,000	$ 33,280
Mission West Properties, Inc. (b)	4,000	47,960

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $91,373)		81,240

Closed-End Mutual Funds - 9.76%
ACM Managed Dollar Income Fund	8,600	62,092
ACM Managed Income Fund	10,400	40,040
Delaware Investments Dividend and Income Fund, Inc. (b)	30,301	365,430
Gabelli Global Deal Fund (b)	21,800	368,420
Putnam High Income Securities Fund (b)	5,026	41,062

TOTAL CLOSED-END MUTUAL FUNDS (Cost $924,111)		877,044

Exchange-Traded Funds - 9.98%
DIAMONDS Trust, Series I	2,200	305,690
Financial Select Sector SPDR Fund	2,000	67,320
iShares Cohen & Steers Realty Majors Index Fund	600	56,430
iShares Lehman 7-10 Year Treasury Bond Fund	5,523	467,080

TOTAL EXCHANGE-TRADED FUNDS (Cost $841,611)		896,520

Rights - 0.00%
Pelican Financial, Inc. (a) (d)	8,500	0

TOTAL RIGHTS (Cost $0)		0

Money Market Security - 0.00%
Fidelity Money Market Portfolio, 5.09% (e)	204	204

TOTAL MONEY MARKET (Cost $204)		204

	Principal Amount
Repurchase Agreements - 10.44%
U.S. Bank, 3.60%, dated 10/31/2007, matures 11/1/2007, repurchase price $938,094	$ 938,000	938,000
(Collateralized by FGCI G11440, 4.00%, 8/1/2018, Market Value $956,967)

TOTAL REPURCHASE AGREEMENTS (cost $938,000)		938,000

TOTAL INVESTMENTS (Cost $8,911,852) - 99.17%		$ 8,910,971

Cash and other assets less liabilities - 0.83%		74,681

TOTAL NET ASSETS - 100.00%		$ 8,985,652
(a) Non-income producing.
(b) Portion of the security is pledged as collateral for call options written.
(c) American Depositary Receipt.
(d) Escrow rights issued in conjunction with company liquidation. There is no market for the rights. Therefore, these are considered to be illiquid and are valued according to fair value procedures approved by the Trust.
(e) Variable rate securities; the rate shown represents the yield at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

QCM Absolute Return Fund
Schedule of Written Call Options
October 31, 2007

	Shares Subject
Written Call Options / Expiration Date @ Exercise Price	to Call	Value

Anthracite Capital, Inc., 11/17/2007 @ $10.00	4,000	$ 300
Anthracite Capital, Inc., 12/22/2007 @ $7.50	2,000	2,600
Banco Bilbao Vizcaya Argentina, S.A., 11/17/2007 @ $25.00	6,000	3,750
BEA Systems , Inc., 11/17/2007 @ $17.50	2,000	650
Clear Channel Communications, Inc., 11/17/2007 @ $37.50	3,500	2,188
Commerce Bancorp, Inc., 11/17/2007 @ $40.00	17,300	16,003
Commerce Bancorp, Inc., 12/22/2007 @ $40.00	2,000	3,100
DIAMONDS Trust, Series I, 11/17/2007 @ $134.00	700	3,972
DIAMONDS Trust, Series I, 11/17/2007 @ $135.00	2,000	9,600
East West Bancorp, Inc., 12/22/2007 @ $30.00	800	3,280
Financial Select Sector SPDR Fund, 11/17/2007 @ $34.00	4,000	2,580
Financial Select Sector SPDR Fund, 11/17/2007 @ $35.00	2,000	550
Flextronics International Ltd., 11/17/2007 @ $10.00	4,400	9,922
The Home Depot, Inc., 11/17/2007 @ $32.50	3,200	1,760
Huntington Bancshares, Inc., 11/17/2007 @ $17.50	1,400	910
iShares Cohen & Steers Realty Majors Index Fund, 11/17/2007 @ $90.00	600	2,940
iShares Lehman 7-10 Year Treasury Bond Fund, 11/17/2007 @ $84.00	1,200	840
iShares Lehman 7-10 Year Treasury Bond Fund, 11/17/2007 @ $85.00	1,200	300
KeyCorp, 11/17/2007 @ $30.00	6,900	1,207
KeyCorp, 12/22/2007 @ $30.00	1,000	550
Manor Care, Inc., 11/17/2007 @ $65.00	1,000	1,750
National City Corp., 11/17/2007 @ $55.00 (a)	28,059	705
National City Corp., 11/17/2007 @ $25.00	8,200	3,280
National City Corp., 11/17/2007 @ $22.50	7,200	14,580
National City Corp., 12/22/2007 @ $25.00	1,000	900
National City Corp., 12/22/2007 @ $22.50	2,000	4,850
NAVTEQ Corp., 11/17/2007 @ $75.00	7,200	14,760
Plains Exploration & Production Co., 11/17/2007 @ $40.00	1,000	11,050
Plains Exploration & Production Co., 11/17/2007 @ $45.00	1,200	7,500
PNC Financial Services Group, Inc., 11/17/2007 @ $70.00	1,300	4,030
PNC Financial Services Group, Inc., 11/17/2007 @ $67.50	1,200	6,180
RF Micro Devices, Inc., 11/17/2007 @ $5.00	8,700	10,657
SLM Corp., 11/17/2007 @ $45.00	2,600	7,150
Spansion, Inc. - Class A, 11/17/2007 @ $7.50	24,700	2,470
Tribune Co., 11/17/2007 @ 11/17/2007 @ $25.00	800	4,280
Verizon Communications, Inc., 11/17/2007 @ $42.50	1,100	4,180
Wachovia Corp., 11/17/2007 @ $45.00	1,700	3,018
Wachovia Corp., 11/17/2007 @ $47.50	2,800	1,540
Wells Fargo & Co., 11/17/2007 @ $35.00	2,300	805
Wells Fargo & Co., 12/22/2007 @ $32.50	1,000	2,350

Total (Premiums Received $176,495)	171,259	$ 173,037

(a) Option contract adjusted from MAF Bancorp, Inc. acquisition on September 4, 2007 to 199 shares per contract.

*See accompanying notes which are an integral part of these financial statements.

QCM Absolute Return Fund
Schedule of Written Put Options
October 31, 2007

	Shares Subject
Written Put Options / Expiration Date @ Exercise Price	to Put	Value

Plains Exploration & Production Co., 11/17/2007 @ $45.00	300	$ 83

Total (Premiums Received $237)	300	83

QCM Absolute Return Fund
Schedule of Securities Sold Short
October 31, 2007

Securities Sold Short	Shares	Value

Banco Bilbao Vizcaya Argentina, S.A. (a)	10	$ 252
iShares Lehman 7-10 Year Treasury Bond Fund	6,300	532,791
KeyCorp	500	14,225
Manor Care, Inc.	1,200	79,896
Plains Exploration & Production Co.	3,400	173,230
PNC Financial Services Group, Inc.	700	50,512

Total (Proceeds Received $733,348)	12,110	$ 850,906

(a) American Depositary Receipt.

*See accompanying notes which are an integral part of these financial statements.

QCM Absolute Return Fund
Statement of Assets and Liabilities
October 31, 2007

Assets
Investments in securities, at value (Cost $8,911,852)	$ 8,910,971
Cash at broker (c)	1,252,883
Receivable for investments sold	286,847
Receivable due from Advisor (a)	46,724
Interest receivable	122
Dividends receivable	13,096
Prepaid expenses	1,409
Total assets	10,512,052

Liabilities
Call options written (Premiums Received $176,495)	173,037
Put options written (Premiums Received $237)	83
Securities sold short (Proceeds Received $733,348)	850,906
Payable for investments purchased	431,050
Payable for Fund shares repurchased	11,306
Payable for short security dividends	8,886
Accrued 12b-1 fees	1,914
Payable to administrator, fund accountant and transfer agent	15,984
Payable to trustees and officers	1,333
Other accrued expenses	31,901
Total liabilities	1,526,400

Net Assets	$ 8,985,652

Net Assets consist of:
Paid in capital	$ 8,874,635
Accumulated undistributed net investment income	31,540
Accumulated net realized gain from investment transactions	194,304
Net unrealized appreciation (depreciation) on:
Investment Securities	(881)
Options written	3,612
Securities sold short	(117,558)

Net Assets	$ 8,985,652

Shares outstanding (unlimited number of shares authorized)	870,911

Net Asset Value and offering price per share	$ 10.32

Redemption price per share (b) ($10.32 * 99%)	$ 10.22

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.
(c) Portion of cash at broker is pledged as collateral for options written and short positions.

*See accompanying notes which are an integral part of these financial statements.

QCM Absolute Return Fund
Statement of Operations
For the Fiscal Year ended October 31, 2007

Investment Income
Dividend income (net of foreign withholding tax of $116)	$ 207,213
Interest income	55,608
Total Investment Income	262,821

Expenses
Investment Advisor fee (a)	110,575
12b-1 expenses	22,115
Custodian expenses	41,426
Dividend expense on securities sold short	37,810
Legal expenses	34,796
Fund accounting expenses	31,959
Administration expenses	31,000
Transfer agent expenses	27,963
Interest expense	21,754
Auditing expenses	17,950
Registration expenses	17,477
Pricing expenses	6,910
CCO expenses	5,233
Trustee expenses	4,421
Printing expenses	1,558
Insurance expenses	929
Miscellaneous expenses	337
Total Expenses	414,213
Less: Fees Waived and Expenses Reimbursed by Advisor (a)	(196,731)
Net operating expenses	217,482
Net Investment Income	45,339

Realized & Unrealized Gain (Loss) on Investment Securities:
Net realized gain (loss) on:
Investment securities	319,015
Options written	876,473
Securities sold short	(628,500)
Change in unrealized appreciation (depreciation) on:
Investment securities	(62,458)
Options written	20,408
Securities sold short	(49,727)
Net realized and unrealized gain on investment securities	475,211
Net increase in net assets resulting from operations	$ 520,550

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

QCM Absolute Return Fund
Statements of Changes In Net Assets

	Year Ended	Period Ended
	October 31, 2007	October 31, 2006(a)
Increase in Net Assets due to:

Operations
Net investment income (loss)	$ 45,339	$ (27)
Net realized gain (loss) on:
Investment securities	319,015	(116,017)
Options written	876,473	459,255
Securities sold short	(628,500)	(45,566)
Change in unrealized appreciation (depreciation) on:
Investment securities	(62,458)	61,577
Options written	20,408	(16,796)
Securities sold short	(49,727)	(67,831)
Net increase in net assets resulting from operations	520,550	274,595

Distributions
From net investment income	(13,799)	(334)
From capital gains	(483,645)	(186,350)
Total distributions	(497,444)	(186,684)

Capital Share Transactions
Proceeds from Fund shares sold	4,818,621	8,067,988
Reinvestment of distributions	491,663	185,784
Amount paid for Fund shares repurchased	(3,772,009)	(917,412)
Net increase in net assets resulting
from capital share transactions	1,538,275	7,336,360

Total Increase in Net Assets	1,561,381	7,424,271

Net Assets
Beginning of year	7,424,271	-

End of year	$ 8,985,652	$ 7,424,271

Accumulated undistributed net investment income
included in net assets at end of period	$ 31,540	$ -

Capital Share Transactions
Shares sold	467,263	797,028
Shares issued in reinvestment of distributions	48,109	18,324
Shares repurchased	(369,392)	(90,421)
Net increase from capital share transactions	145,980	724,931

(a) For the period December 20, 2005 (the date the Fund commenced operations) through October 31, 2006.

*See accompanying notes which are an integral part of these financial statements.

QCM Absolute Return Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended	Period Ended
	October 31, 2007	October 31, 2006(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.24	$ 10.00
Income from investment operations:
Net investment income / (loss)	0.05	-	(b)
Net realized and unrealized gain	0.60	0.59
Total from investment operations	0.65	0.59

Less Distributions to Shareholders:
From net investment income	(0.02)	-	(c)
From net realized gain	(0.55)	(0.35)
Total distributions	(0.57)	(0.35)

Paid in capital from redemption fees (d)	-	-

Net asset value, end of period	$ 10.32	$ 10.24

Total Return (e)	6.54%	6.00%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 8,986	$ 7,424
Ratio of expenses to average net assets	2.46%	2.70%	(g)
Ratio of expenses to average net assets
before reimbursement	4.68%	6.56%	(g)
Ratio of net investment income to
average net assets	0.51%	0.00%	(g)
Ratio of net investment income (loss) to
average net assets before reimbursement	(1.71)%	(3.86)%	(g)
Portfolio turnover rate	861.71%	546.81%

(a) For the period December 20, 2005 (the date the Fund commenced operations) through October 31, 2006.
(b) Net investment income (loss) per share resulted in less than $0.005 per share.
(c) Distribution from net investment income resulted in less than $0.005 per share.
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.

*See accompanying notes which are an integral part of these financial statements.

QCM Absolute Return Fund

Notes to the Financial Statements

October 31, 2007

NOTE 1. ORGANIZATION

The QCM Absolute Return Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on August 29, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of each separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on December 20, 2005. The investment advisor to the Fund is Quixote Capital Management, LLC (the “Advisor”). The Fund seeks to achieve a positive return over a full market cycle, even during periods when stock and bond markets are falling.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board. The Advisor believes pricing options at their bid price for this Fund may result in the options being valued at below intrinsic value, therefore the Board approved the pricing of options at the mean of the closing bid and ask prices.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used if the options the Fund has written cease to have market quotations readily available due to low volume or imminent expiration.

Option writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an

QCM Absolute Return Fund

Notes to the Financial Statements – continued

October 31, 2007

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales – The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each funds relative net assets or other appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions - The Fund will typically distribute substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

QCM Absolute Return Fund

Notes to the Financial Statements – continued

October 31, 2007

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments, subject to the approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average net assets. For the fiscal year ended October 31, 2007, the Advisor earned fees of $110,575 from the Fund before the waiver and reimbursement described below. At October 31, 2007, the Fund was owed $46,724 by the Advisor.

The Advisor has contractually agreed through October 31, 2007, to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and feed and expenses of acquired funds, do not exceed 1.75% of the Fund’s average daily net assets. Prior to December 1, 2006, the Advisor had agreed to waive fees/reimburse expenses at 2.25% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2007, the Advisor waived fees and/or reimbursed expenses of $196,731. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the expenses occur provided that the Fund is able to make such repayment without exceeding the 1.75% expense limitation. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2007, are as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Huntington Bancshares, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2007, Unified earned fees of $31,000 for administrative services provided to the Fund. As of October 31, 2007, the Fund owed $5,000 to Unified for administration services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended October 31, 2007, Unified earned fees of $14,054 from the Fund for transfer agent services and $13,909 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended October 31, 2007, Unified earned fees of $31,959 from the Fund for fund accounting services. As of October 31, 2007, Unified was owed $5,210 for transfer agent services and reimbursement of out-of-pocket expenses and $5,774 for fund accounting services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor.

The Fund has adopted a distribution plan in accordance to Rule 12b-1 under the Investment Company Act of 1940 (the “12b-1 Plan”) under which the Fund will pay a distribution fee at a rate of .25% per annum of the average daily net assets to reimburse the Advisor for expenses in distributing shares and promoting sales of the Fund. For the fiscal year ended October 31, 2007, the Fund accrued $22,115 in 12b-1 fees. As of October 31, 2007, the Fund owed $1,914 to the Advisor under the terms of the 12b-1 Plan.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal underwriter and distributor of the Fund. There were no payments made by the Fund to Distributor for the fiscal year ended October 31, 2007. The Distributor and Unified are controlled by Huntington Bancshares, Inc.

QCM Absolute Return Fund

Notes to the Financial Statements – continued

October 31, 2007

NOTE 4. INVESTMENTS

For the fiscal year ended October 31, 2007, purchases and sales of investment securities (including options and short sales), other than short-term investments and short-term U.S. government obligations were as follows:

As of October 31, 2007, the net unrealized depreciation of investments (including options written and short sales) for tax purposes was as follows:

At October 31, 2007, the aggregate cost of investments for federal income tax purposes was $8,955,178. At October 31, 2007, the aggregate proceeds on short positions for federal income tax purposes were $678,864. Aggregate proceeds on options written for federal income tax purposes were $176,732.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. As of October 31, 2007, Fiserv Trust Company and Charles Schwab & Co., for the benefit of their customers, held 36.53% and 33.47%, respectively, of the outstanding shares of the Fund. As a result, they may be deemed to control the Fund. Quixote Partners, LLC, the parent company of the Advisor and as such, an affiliate of the Advisor, owns 2.98% of the Fund.

QCM Absolute Return Fund

Notes to the Financial Statements - continued

October 31, 2007

NOTE 7. OPTIONS WRITTEN

As of October 31, 2007, $654,833 in cash and portfolio securities valued at $1,316,223 were held by the broker as cover for call and put options written by the Fund. Such amounts held by the broker may not represent the Fund’s full exposure to market risk for call and put options written.

Transactions in written options during the period November 1, 2006 through October 31, 2007 were as follows (100 shares of common stock underly each option contract):

(a) The Fund wrote 141 call options that were adjusted to 199 underlying shares of common stock per contract on September 4, 2007 when National City Bancorp acquired MAF Bancorp.

NOTE 8. DISTRIBUTIONS

On December 28, 2006, the Fund paid an income distribution of $0.0185 per share to the shareholders of record on December 27, 2006. The Fund paid quarterly short-term capital gain distributions totaling $0.5537 per share.

The tax characterization of distributions for the fiscal year ended October 31, 2007 and period ended October 31, 2006 are as follows:

On December 28, 2007, the Fund paid an income distribution of $0.1140 per share, a short term capital gain distribution of $0.3974 per share, and a long term capital gain distribution of $0.0063 per share to shareholders of record on December 27, 2007.

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of October 31, 2007, the difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and constructive sales.

QCM Absolute Return Fund

Notes to the Financial Statements - continued

October 31, 2007

NOTE 9. LIQUIDATION EVENT

At the meeting of the Board of Trustees held on December 10, 2007, it was determined it was in the best interest of the QCM Absolute Return Fund (the “Fund”) shareholders to proceed with an orderly liquidation of the Fund. In reaching its decision to liquidate the Fund, the Board considered the small asset size of the Fund and limited opportunities for future growth. In accordance with the liquidation, Quixote Capital Management will continue to oversee the assets of the Fund and commence an orderly liquidation. As a result of the liquidation of the Fund’s portfolio, the Fund will no longer be able to pursue its investment objective.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Trustees of

QCM Absolute Return Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QCM Absolute Return Fund (the “Fund”), a series of Unified Series Trust, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QCM Absolute Return Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9 to the financial statements, the Board of Trustees of the QCM Absolute Return Fund approved a plan of liquidation for the Fund on December 10, 2007. As a result, the Fund changed its basis of accounting from the going concern basis to the liquidation basis effective December 10, 2007.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 26, 2 007

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 37 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 943-3863 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

J. Michael Landis, Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Quixote Capital Management, LLC

8000 E. Prentice Ave,, Suite C-5

Greenwood Village, CO 80111

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

US Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Annual Report

October 31, 2007

Fund Advisor:

SMI Advisory Services, LLC

422 Washington Street

Columbus, IN 47201

Toll Free (877) SMI-FUND

Dear Fellow Shareholders,

The stock market’s historical track record is clear: over the long-term it has rewarded patient investors, but the path to those rewards is often uncomfortable. These dueling aspects of the market’s personality were both on display this past year (11/1/06-10/31/07). Overall performance for the period was quite strong, but there were some frightening jolts along the way that tested the commitment level of stock investors. This pattern isn’t unusual, as the stock market typically follows a “two steps forward, one step back” path.

Returns for the 12 months ended 10/31/07 were above average for the Wilshire 5000 Index which posted a 15.29% return and S&P 500 Index which posted a 14.55% return. But they were much better for Upgraders utilizing The Sound Mind Investing Fund (SMIFX), as it raced to a 28.13% gain.

The Sound Mind Investing Managed Volatility Fund (SMIVX) has enjoyed similar success during its short life, gaining 18.50% from its 12/29/06 inception through 10/31/07. That compares very well with the 10.90% gain of the Wilshire 5000 Index and the 10.36% gain of the S&P 500 Index.

The protective measures employed by the SMI Managed Volatility Fund have played a significant role in that fund’s superior performance relative to the market indexes. During the market’s sharp dip in late February and especially during its nearly 10% drop from mid-July through mid-August, the Managed Volatility Fund’s “insurance” component paid off, limiting losses considerably. The Fund entered the July downturn slightly ahead of the market, but emerged from that market swoon with a sizeable lead that it never relinquished. So far the Fund has done what it is supposed to do, delivering competitive Upgrading returns while dramatically reducing volatility along the way. Over these first ten months of its life, the SMI Managed Volatility Fund has been 39% less volatile than the market as a whole (as measured by the Wilshire 5000) and 42% less volatile than the regular Sound Mind Investing Fund.

Identifying successful funds

The goal of our Upgrading investing strategy1 is to identify mutual funds whose strengths are being rewarded by the market right now. Once identified, these funds often continue to produce superior returns for an extended period of time. Looking at The Sound Mind Investing Fund’s portfolio category by category reveals several holdings that were part of the portfolio all year and contributed significantly to the Fund’s strong performance for the fiscal year (11/1/2006-10/31/2007): Janus Overseas (+50.3%), Blackrock International Opportunities (+41.8%), Kinetics Small Cap Opportunities (+39.0%), Aston Optimum Mid Cap (+27.4%), and Janus Contrarian (+36.1%).

The large-cap/growth portion of the SMIFX portfolio is the only one of our five risk categories that doesn’t contain a fund held the entire year. Ironically, that category has been responsible for some of the Fund’s greatest recent success.

See The Sound Mind Investing Funds prospectus for a fuller explanation of the Upgrading investment strategy.

CGM Focus (CGMFX), the largest holding in each of the SMI Fund portfolios, is an excellent example of a large-cap/growth fund that has contributed a great deal to the Funds’ recent success. CGM Focus is an aggressive, concentrated fund whose manager, Kenneth Heebner, has the latitude to both buy stocks “long” and sell them “short.” This means he can take positions in stocks he thinks will go up in value as well as take positions against stocks he thinks will decline in value. These short positions can pay off handsomely when he’s correct, as the fund’s recent short position in mortgage lender Countrywide Financial did when the stock dropped more than 50%. Mr. Heebner has not been shy about making significant sector bets or loading up the fund with his favorite ideas (more than 50% of the portfolio was recently allocated to the fund’s top ten holdings).

If this sounds like the profile of an unusually risky fund, it is. For most individuals maintaining their own Upgrading portfolio, it’s difficult to buy a fund like CGM Focus. For starters, it’s not even available for purchase through some of the most popular mutual fund supermarkets (like Fidelity). But more importantly, it’s simply too volatile for most people to be comfortable owning it as one of their five to ten portfolio holdings. Most individuals don’t have the resources or inclination to diversify beyond a small number of funds. As a result, big losses from a single volatile fund like CGM Focus, which has lost as much as 24% in a single month (January 2001), can torpedo the returns of their entire portfolio. That type of rapid loss is often what leads investors to make counterproductive changes at the worst possible times.

While it is completely appropriate for most individual investors to avoid a riskier fund like CGM Focus due to its high volatility, doing so comes at a cost. Over the years, Mr. Heebner has distinguished himself as a superior investment manager, racking up stunning annualized gains over the past 1-, 3-, 5-, and 10-year periods. When his market calls are right and his fund is in the market’s sweet spot, it can rack up exceptional gains in a short period of time.

Thankfully, within the sizeable and diversified portfolios of The Sound Mind Investing Funds, the high risk profile of a fund like CGM Focus is significantly diminished. As just one of several large/growth holdings in the portfolio, and one out of a few dozen positions overall, the risk of it severely depressing the overall portfolio’s performance is dramatically reduced. As a result, the risk/reward tradeoff for a fund like CGM Focus, which might seem unfavorable to an individual due to its risk, tilts solidly in favor of owning the fund at the SMI Funds level.

If this sounds as though we’re merely diluting the potential impact of any given fund in the portfolio, that’s only partially accurate. Remember, when Upgrading identifies funds for purchase, we have reason to believe they will do well. The long-term track record of CGM Focus confirms it has performed well much more often than it has performed poorly. So while we reduce risk through portfolio diversification, when a fund like this performs well its impact can still be significant. In the roughly five months after SMIFX started buying it (through 10/31), this fund raced to gains of more than 48%. In dollar terms within SMIFX, those profits were second only to our cumulative profits in Janus Overseas, despite the fact that CGM Focus was in the portfolio a much shorter time.

It’s unusual for us to discuss a single holding in detail like this, as the nature of Upgrading is to hold funds only as long as they are performing well relative to their peer group. Upgrading is “system focused” rather than “individual selection” focused, so we normally discuss system issues rather than specific holdings. The point of discussing CGM Focus at some length here is simply to highlight an important advantage The Sound Mind Investing Funds have over individuals in implementing the Upgrading strategy. Not only do the SMI Funds have access to funds that are unavailable to individuals, they are able to utilize some funds that could be dangerous for most individual investors to handle.

Two primary benefits of The Sound Mind Investing Funds are identifying funds that Upgrading indicates are delivering superior gains relative to their peers, and integrating these funds into a well diversified portfolio to reduce the disruptive impact of any single holding. This year, the full potential of both of these benefits has been on display.

Thank you for the opportunity to apply this exciting investment strategy on your behalf through the Sound Mind Investing Funds. We appreciate the confidence you have placed in us to be a faithful steward of your assets, even as you strive to be a faithful steward of His assets.

Sincerely,

Mark Biller

Senior Portfolio Manager

The Sound Mind Investing Funds

Past performance is no assurance of future results. The views expressed are those of the investment advisor as of October 31, 2007, and are not intended as a forecast or investment recommendations. The indices mentioned are not available for investment; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of these indices.

Performance Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Funds may be lower or higher than the performance quoted. Each Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-764-3863.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 2, 2005 (commencement of Fund operations) and held through October 31, 2007. The S&P 500 Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETF’s or other investment vehicles that attempt to tract the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on The Sound Mind Investing Fund and to obtain performance data current to the most recent month end, please call 1-877-764-3863. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 29, 2006 (commencement of Fund operations) and held through October 31, 2007. The S&P 500 Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETF’s or other investment vehicles that attempt to tract the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on The Sound Mind Investing Managed Volatility Fund and to obtain performance data current to the most recent month end, please call 1-877-764-3863. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

1As a percentage of net assets.

The Sound Mind Investing Fund seeks to achieve its objective by investing in a diversified portfolio of at least 20 other investment companies using a “fund upgrading” strategy. The fund upgrading investment approach is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of mutual funds, and standing ready to move assets into the funds deemed by the advisor to be most attractive at the time of analysis.

1As a percentage of net assets.

The Sound Mind Investing Managed Volatility Fund seeks to achieve its objective by investing in a diversified portfolio of other equity mutual funds using a “fund upgrading” strategy. The Fund seeks to achieve lower volatility through asset allocation across appropriate asset classes (represented by the underlying equity mutual funds) and the use of derivative transactions to hedge the Fund’s exposure to volatility with respect to underlying funds or the equity markets generally. In connection with its hedging strategy, the Fund may invest in futures contracts and options on futures contracts and may engage in short sales.

Availability of Portfolio Schedule – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Funds example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 through October 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

The Sound Mind Investing Fund	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period May 1, 2007 - October 31, 2007*
Actual	$1,000.00	$1,146.28	$6.44
Hypothetical **	$1,000.00	$1,019.20	$6.06

*Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

The Sound Mind Investing Managed Volatility Fund	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period May 1, 2007 - October 31, 2007*
Actual *	$1,000.00	$1,039.42	$7.91
Hypothetical **	$1,000.00	$1,017.81	$7.46

*Expenses are equal to the Fund’s annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments
October 31, 2007

Mutual Funds - 94.63%	Shares	Value

Mutual Funds Greater Than 1% of The Sound
Mind Investing Fund's Net Assets - 92.75%

Allianz NFJ International Value Fund - Institutional Class	114,213	$ 3,387,561
Allianz OCC Growth Fund - Institutional Class (a)	154,663	4,475,939
American Century Heritage Fund - Institutional Class	481,844	11,183,597
Artisan International Small Cap Fund - Investor Class	228,044	6,663,459
Aston Optimum Mid Cap Fund - Institutional Class	292,144	9,535,595
BlackRock International Opportunities Portfolio - Institutional Class	182,256	9,971,237
CGM Focus Fund	213,093	13,124,421
Excelsior Value and Restructuring Fund - Institutional Class	76,052	4,625,454
Fidelity Leveraged Company Stock Fund	270,173	9,418,243
Fidelity OTC Portfolio (a)	169,741	9,529,233
Gabelli Asset Fund - AAA Class	49,491	2,724,482
John Hancock Large Cap Equity Fund - Institutional Class (a)	351,393	10,436,373
ING International SmallCap Fund - Institutional Class	152,722	10,189,637
Janus Contrarian Fund	470,584	9,966,960
Janus Orion Fund	692,911	9,402,797
Janus Overseas Fund	185,002	11,658,828
Janus Research Fund	310,114	9,951,574
Janus Venture Fund	113,707	8,989,660
Kinetics Small Cap Opportunities Fund	296,510	10,383,769
Kinetics Paradigm Fund	319,730	10,723,749
Longleaf Partners Small-Cap Fund	265,180	9,077,103
Lord Abbett Developing Growth Fund, Inc. - Institutional Class	399,021	9,863,806
Nicholas-Applegate International Growth Opportunities Fund - Institutional Class (b)	35,548	2,620,255
Oppenheimer International Small Company Fund	283,575	10,758,825
Oppenheimer Small & Mid Cap Value Fund	168,590	7,278,012
TIAA-CREF Institutional Growth & Income Fund - Institutional Class (b)	913,824	9,796,191
Winslow Green Growth Fund - Investor Class (b)	150,246	3,729,116

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $190,159,283)		229,465,876

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 1.88%

Alger MidCap Growth Fund - Institutional Class	61,515	1,429,610
Allianz NFJ Dividend Value Fund - Institutional Class	200	3,694
Allianz NFJ Small-Cap Value Fund - Institutional Class	162	5,939
Artisan Small Cap Value Fund - Investor Class	273	4,944
Artisan International Value Fund - Investor Class	125	3,709
Berwyn Fund	100	2,954
Bridgeway Small Cap Growth Fund (a)	205	3,380
Bridgeway Small Cap Value Fund (a)	179	3,315
Columbia Small Cap Growth I Fund - Institutional Class	100	3,607
Delafield Fund, Inc.	60,175	1,695,140
Dreyfus Premier International Small Cap Fund - Institutional Class	100	3,277
Driehaus International Discovery Fund	4,942	281,030
DWS Dreman Small Cap Value Fund - Institutional Class	85	3,512
Fidelity Mid-Cap Stock Fund	100	3,224
Franklin Small Cap Value Fund - Advisor Class	100	4,727

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments - continued
October 31, 2007

Mutual Funds - 94.63% - continued	Shares	Value

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 1.88% - continued

Heartland Value Fund	100	$ 5,271
JPMorgan Small Cap Equity Fund - Class S	126	4,550
Keeley Small Cap Value Fund , Inc.	39,846	1,186,605
MainStay Small Cap Opportunity Fund - Institutional Class	48	912
Nationwide Small Cap Fund - Institutional Class	150	3,454
Oakmark International Small Cap Fund - Institutional Class	120	2,878
Oberweis Micro-Cap Fund	175	3,467
T. Rowe Price Small-Cap Value Fund	100	4,410

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $4,577,379)		4,663,609

TOTAL MUTUAL FUNDS (Cost $194,736,662)		234,129,485

Exchange-Traded Funds - 4.86%
Industrial Select Sector SPDR Fund	90,442	3,678,276
iShares Dow Jones U.S. Basic Materials Sector Index Fund	105,810	8,328,305

TOTAL EXCHANGE-TRADED FUNDS (Cost $11,437,213)		12,006,581

Money Market Securities - 0.52%
Fidelity Institutional Money Market Treasury Portfolio - Class I, 4.54% (c)	1,291,686	1,291,686

TOTAL MONEY MARKET SECURITIES (Cost $1,291,686)		1,291,686

TOTAL INVESTMENTS (Cost $207,465,561) - 100.01%		$247,427,752

Liabilities in excess of cash & other assets - (0.01)%		(16,554)

TOTAL NET ASSETS - 100.00%		$ 247,411,198

(a) Non-income producing.
(b) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.

(c) Variable rate securities; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Managed Volatility Fund
Schedule of Investments
October 31, 2007

Mutual Funds - 94.43%	Shares	Value

Mutual Funds Greater Than 1% of The Sound
Mind Investing Managed Volatility Fund's Net Assets - 92.43%

American Century Heritage Fund - Institutional Class	81,202	$ 1,884,703
Aston Optimum Mid Cap Fund - Institutional Class	40,340	1,316,706
BlackRock International Opportunities Portfolio - Institutional Class	21,353	1,168,196
CGM Focus Fund	32,615	2,008,742
Fidelity Leveraged Company Stock Fund	33,733	1,175,934
Fidelity OTC Portfolio (a)	25,494	1,431,257
Gabelli Asset Fund - AAA Class	24,371	1,341,643
John Hancock Large Cap Equity Fund - Institutional Class (a)	41,605	1,235,665
ING International SmallCap Fund - Institutional Class	15,559	1,038,120
Janus Contrarian Fund	72,173	1,528,633
Janus Overseas Fund	22,709	1,431,134
Janus Research Fund	43,598	1,399,058
Janus Venture Fund	12,937	1,022,810
Kinetics Small Cap Opportunities Fund	35,653	1,248,560
Kinetics Paradigm Fund	16,842	564,877
Longleaf Partners Small-Cap Fund	30,310	1,037,511
Lord Abbett Developing Growth Fund, Inc. - Institutional Class	50,926	1,258,880
Nicholas-Applegate International Growth Opportunities Fund - Institutional Class	19,460	1,434,425
Oppenheimer International Small Company Fund	34,505	1,309,127
Oppenheimer Small & Mid Cap Value Fund	20,911	902,707
Winslow Green Growth Fund - Investor Class	37,593	933,064

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND
MIND INVESTING MANAGED VOLATILITY FUND'S NET ASSETS (Cost $22,901,662)		26,671,752

Mutual Funds Less Than 1% of The Sound
Mind Investing Managed Volatility Fund's Net Assets - 2.00%

Alger Capital Appreciation Institutional Fund - Institutional Class (a)	5,070	112,913
Artisan International Small Cap Fund - Investor Class	150	4,383
Excelsior Value and Restructuring Fund - Institutional Class	4,717	286,855
Janus Orion Fund	4,062	55,118
Longleaf Partners Fund	137	5,292
Oakmark International Small Cap Fund - Institutional Class	120	2,878
TIAA-CREF Institutional Growth & Income Fund - Institutional Class	10,111	108,392

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND
MIND INVESTING MANAGED VOLATILITY FUND'S NET ASSETS (Cost $545,936)		575,831

TOTAL MUTUAL FUNDS (Cost $23,447,598)		27,247,583

Exchange-Traded Funds - 4.63%
iShares Dow Jones U.S. Basic Materials Sector Index Fund	16,965	1,335,315

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,157,297)		1,335,315

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Managed Volatility Fund
Schedule of Investments - continued
October 31, 2007

Money Market Securities - 0.65%	Shares	Value

Fidelity Institutional Money Market Treasury Portfolio - Class I, 4.54% (b)	189,378	$ 189,378

TOTAL MONEY MARKET SECURITIES (Cost $189,378)		189,378

TOTAL INVESTMENTS (Cost $24,794,273) - 99.71%		$ 28,772,276

Cash & other assets less liabilities - 0.29%		83,060

TOTAL NET ASSETS - 100.00%		$ 28,855,336

(a) Non-income producing.
(b) Variable rate securities; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Managed Volatility Fund
Schedule of Investments - continued
October 31, 2007

	Number of	Underlying Face	Unrealized
	(Short)	Amount at	Appreciation
Short Futures Contracts	Contracts	Market Value	(Depreciation)

E-Mini MSCI EAFE Index Futures Contract December 2007 (a)	(11)	$ (1,320,055)	$ (29,855)
E-Mini S&P 500 Futures Contract December 2007 (b)	(44)	(3,420,780)	(33,430)
E- Mini Russell 2000 Mini Futures Contract December 2007 (c)	(39)	(3,245,970)	4,520

Total Short Futures Contracts			$ (58,765)

(a) Each E-Mini MSCI EAFE Index Futures contract has a multiplier of 50 shares.
(b) Each E-Mini S&P 500 Futures contract has a multiplier of 50 shares.
(c) Each E-Mini Russell 2000 Mini Futures contract has a multiplier of 100 shares.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Assets and Liabilities
October 31, 2007
		The Sound Mind
	The Sound Mind	Investing Managed
Assets	Investing Fund	Volatility Fund
Investments in securities:
At cost	$ 207,465,561	$ 24,794,273
At value	$ 247,427,752	$ 28,772,276

Cash	388	-
Cash held at broker (a)	-	326,623
Receivable for Fund shares sold	630,500	18,435
Receivable for investments sold	-	35,000
Interest receivable	4,682	2,467
Prepaid expenses	20,693	17,706
Total assets	248,084,015	29,172,507

Liabilities
Payable for investments purchased	297,420	35,000
Payable for Fund shares redeemed	78,704	118,981
Payable for net variation margin on futures contracts	-	110,460
Payable to Advisor (b)	199,870	13,596
Payable to administrator, fund accountant and transfer agent	60,231	15,005
Payable to custodian	9,145	3,497
Payable to trustees and officers	1,333	1,333
Other accrued expenses	26,114	19,299
Total liabilities	672,817	317,171

Net Assets	$ 247,411,198	$ 28,855,336

Net Assets consist of:
Paid in capital	$ 191,645,575	$ 24,925,937
Accumulated undistributed net investment income (loss)	-	-
Accumulated net realized gain from investment transactions	15,803,432	10,161
Net unrealized appreciation (depreciation) on:
Investment Securities	39,962,191	3,978,003
Futures Contracts	-	(58,765)

Net Assets	$ 247,411,198	$ 28,855,336

Shares outstanding (unlimited number of shares authorized)	17,840,483	2,435,279

Net Asset Value and offering price per share	$ 13.87	$ 11.85

Redemption price per share (c) (NAV * 98%)	$ 13.59	$ 11.61

(a) Cash used as collateral for futures contract transactions.
(b) See Note 3 in the Notes to the Financial Statements.
(c) The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Operations
For the fiscal year ended October 31, 2007
		The Sound Mind
	The Sound Mind	Investing Managed
	Investing Fund	Volatility Fund(a)

Investment Income
Dividend income	$ 3,117,959	$ 33,784
Interest income	68,396	26,794
Total Investment Income	3,186,355	60,578

Expenses
Investment Advisor fee (c)	2,000,824	171,320
Administration expenses	150,050	21,329
Transfer agent expenses	117,136	39,636
Fund accounting expenses	60,017	18,769
Custodian expenses	47,037	16,806
Registration expenses	32,726	23,126
Printing expenses	31,564	2,327
Legal expenses	18,265	12,261
Auditing expenses	11,574	11,625
Insurance expenses	10,985	-
CCO expenses	5,260	4,457
Trustee expenses	4,642	3,742
Pricing expenses	4,414	2,846
Miscellaneous expenses	2,876	2,154
24f-2 expenses	-	775
Total Expenses	2,497,370	331,173
Advisor fees waived (c)	-	(73,032)
Other expense reductions (b)	(53,653)	(4,230)
Net Expenses	2,443,717	253,911
Net Investment Income (Loss)	742,638	(193,333)

Realized & Unrealized Gain (Loss) on Investments
Capital gain dividends from investment companies	6,603,263	41,507
Net realized gain (loss) on:
Investment Securities	13,753,214	422,390
Futures Contracts	-	(453,736)
Change in unrealized appreciation (depreciation) on:
Investment Securities	30,084,754	3,978,003
Futures Contracts	-	(58,765)
Net realized and unrealized gain on investments	50,441,231	3,929,399
Net increase in net assets resulting from operations	$ 51,183,869	$ 3,736,066

(a) For the period December 29, 2006 (commencement of operations) through October 31, 2007.
(b) Certain funds the Funds invest in rebate back a portion of the distribution fee charged.
(c) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Changes In Net Assets
The Sound Mind Investing Fund

	Year ended	Period ended
	October 31, 2007	10/31/2006(a)
Increase in Net Assets due to:
Operations
Net investment income (loss)	$ 742,638	$ (749,504)
Capital gain dividends from investment companies	6,603,263	287,975
Net realized gain (loss) on investment securities	13,753,214	(4,203,014)
Change in unrealized appreciation (depreciation) on investment securities	30,084,754	9,877,437
Net increase in net assets resulting from operations	51,183,869	5,212,894

Distributions:
From net investment income	(1,380,644)	-
From return of capital	-	(6,329)
Total distributions	(1,380,644)	(6,329)

Capital Share Transactions
Proceeds from Fund shares sold	82,080,920	175,353,043
Reinvestment of distributions	1,334,830	6,028
Amount paid for Fund shares repurchased	(51,976,869)	(14,470,675)
Proceeds from redemption fees collected (b)	35,332	38,799
Net increase in net assets resulting
from capital share transactions	31,474,213	160,927,195

Total Increase in Net Assets	81,277,438	166,133,760

Net Assets
Beginning of year	166,133,760	-

End of year	$ 247,411,198	$ 166,133,760

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	6,818,318	16,601,332
Shares issued in reinvestment of distributions	117,814	603
Shares repurchased	(4,320,550)	(1,377,034)

Net increase from capital share transactions	2,615,582	15,224,901

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statement of Changes In Net Assets

The Sound Mind
Investing Managed
Volatility Fund

Period ended
10/31/2007(a)
Increase in Net Assets due to:
Operations
Net investment (loss)	$ (193,333)
Capital gain dividends from investment companies	41,507
Net realized gain (loss) on:
Investment Securities	422,390
Futures contracts	(453,736)
Change in unrealized appreciation (depreciation) on:
Investment Securities	3,978,003
Futures Contracts	(58,765)
Net increase in net assets resulting from operations	3,736,066

Capital Share Transactions
Proceeds from Fund shares sold	32,492,998
Reinvestment of distributions	-
Amount paid for Fund shares repurchased	(7,388,161)
Proceeds from redemption fees collected (b)	14,433
Net increase in net assets resulting
from capital share transactions	25,119,270

Total Increase in Net Assets	28,855,336

Net Assets
Beginning of period	-

End of period	$ 28,855,336

Accumulated undistributed net investment income
included in net assets at end of period	$ -

Capital Share Transactions
Shares sold	3,119,694
Shares issued in reinvestment of distributions	-
Shares repurchased	(684,415)

Net increase from capital share transactions	2,435,279

(a) For the period December 29, 2006 (the date the Fund commenced operations) through October 31, 2007.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)

	The Sound Mind Investing Fund

	Year ended		Period Ended
	October 31, 2007		October 31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.91		$ 10.00

Income from investment operations:
Net investment income (loss) (b)	0.05		(0.05)
Net realized and unrealized gain	3.00		0.96
Total from investment operations	3.05		0.91

Less Distributions to Shareholders:
From net investment income	(0.09)		-	(c)
Total distributions	(0.09)		-

Paid in capital from redemption fees (d)	-		-

Net asset value, end of year	$ 13.87		$ 10.91

Total Return (e)	28.13%		9.14%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 247,411		$ 166,134
Ratio of expenses to average net assets (g)	1.25%	(h)	1.43%	(j)
Ratio of net investment income (loss) to
average net assets (b) (g)	0.37%	(i)	(0.82)%	(j)
Portfolio turnover rate	115.48%		177.47%

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.

(b) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c) Distributions to shareholders resulted in less than $0.005 per share. See Note 7 in the Notes to the Financial Statements.

(d) Redemption fees resulted in less than $0.005 per share.

(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(f) Not annualized.

(g) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(h) This ratio is 1.22% net of the other expenses refunded by the underlying Funds in which the Fund invests.

(i) This ratio is presented net of the other expenses refunded by the underlying Funds in which the Fund invests.

(j) Annualized.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)

	The Sound Mind Investing Managed Volatility Fund

	Period Ended
	October 31, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment (loss) (b)	(0.08)
Net realized and unrealized gain	1.92
Total from investment operations	1.84

Paid in capital from redemption fees	0.01

Net asset value, end of period	$ 11.85

Total Return (c)	18.50%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 28,855
Ratio of expenses to average net assets (e)	1.50%	(f) (g)
Ratio of expenses to average net assets
before waiver and reimbursement (e)	1.92%	(f)
Ratio of net investment income to
average net assets (b) (e)	(1.12)%	(f) (h)
Ratio of net investment income to average net assets before waiver and reimbursement (b) (e)	(1.54)%	(f)

Portfolio turnover rate	118.04%

(a) For the period December 29, 2006 (the date the Fund commenced operations) through October 31, 2007.

(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(f) Annualized.

(g) This ratio is 1.47% net of the other expenses refunded by the underlying Funds in which the Fund invests.

(h) This ratio is presented net of the other expenses refunded by the underlying Funds in which the Fund invests.

*See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds

Notes to the Financial Statements

October 31, 2007

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (the “SMI Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on August 29, 2005. The Sound Mind Investing Managed Volatility Fund (the “Managed Volatility Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006 (collectively with the SMI Fund, the “Funds” or each a “Fund”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Board. The SMI Fund commenced operations on December 2, 2005 and the Managed Volatility Fund commenced operations on December 29, 2006. The investment advisor to each Fund is SMI Advisory Services, LLC (the “Advisor”). The Funds invest solely in shares of other investment companies. The Sound Mind Investing Fund seeks to provide long-term capital appreciation. The Sound Mind Investing Managed Volatility Fund seeks to provide long-term capital appreciation with less volatility than broad U.S. equity markets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Mutual funds are valued at the daily redemption value as reported by the underlying fund. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing also is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. For example, an underlying fund in which a Fund invests may fail to calculate its NAV as of the NYSE close. Also, investments in derivatives, such as futures contracts and options on futures contracts, are more likely to trigger fair valuation than investments in other securities.

Futures Contracts – The Managed Volatility Fund may enter into futures contracts to manage its exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2007

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss.

Short Sales – Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their net investment income and net realized capital gains. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions – The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in each Fund unless shareholders request cash distributions on their application or through a written request.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2007

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. For the fiscal year ended October 31, 2007, net investment loss of $193,333 for the Managed Volatility Fund was reclassified to paid-in-capital and short-term capital gains of $638,005 for the SMI Fund were used to offset distributions in excess of net investment income.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreements on behalf of each Fund (each an “Agreement”), manages each Fund’s investments. As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on the Fund’s average daily net assets as follows:

For the fiscal year ended October 31, 2007, the Advisor earned fees of $2,000,824 from the SMI Fund. For the period December 29, 2006 (commencement of operations) through October 31, 2007, the Advisor earned fees of $171,320 from the Managed Volatility Fund before the reimbursement described below. At October 31, 2007 $199,870 and $13,596 was owed to the Advisor from the SMI Fund and the Managed Volatility Fund, respectively.

The Advisor has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by a Fund), at 1.50% of each Fund’s average daily net assets though October 31, 2007 for the SMI Fund, and through October 31, 2008 for the Managed Volatility Fund. The contract for the SMI Fund has been extended through October 31, 2008. For the fiscal year ended October 31, 2007, the Adviser did not waive any fees for the SMI Fund. For the period December 29, 2006 (commencement of operations) through October 31, 2007, the Advisor waived fees of $73,032 for the Managed Volatility Fund. Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation. As of October 31, 2007, $73,032 for the Managed Volatility Fund is available for repayment by the Managed Volatility Fund to the Advisor no later than October 31, 2010.

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2007, Unified earned fees of $150,050 for administrative services provided to the SMI Fund. For the period December 29, 2006 (commencement of operations) through October 31, 2007, Unified earned fees of $21,329 for administrative services provided to the Managed Volatility Fund. As of October 31, 2007, $27,103 and $4,250 was owed to Unified from the SMI Fund and Managed Volatility Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2007, the Custodian earned fees of $47,037 for custody services provided to the SMI Fund. For the period December 29, 2006 (commencement of operations) through October 31, 2007, the Custodian earned fees of $16,806 for custody services provided to the Managed Volatility Fund. As of October 31, 2007, the

Custodian was owed $9,145 and $3,497 from the SMI Fund and Managed Volatility Fund, respectively, for custody services.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2007

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (continued)

The Funds have entered into an agreement with the Trust’s custodian, whereby the custodian receives distribution fees from the underlying security holdings of the Funds and forwards a portion of these fees back to the appropriate Fund. The Funds use the fees received to reduce gross expenses of the fund.

Huntington National Bank also acts as a broker to each of the Funds. For the fiscal year ended October 31, 2007, Huntington National Bank earned commissions of $73 and $0 for the SMI Fund and the Managed Volatility Fund, respectively, for brokerage services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide the Funds with fund accounting services. For the fiscal year ended October 31, 2007, Unified earned fees of $73,905 from the SMI Fund for transfer agent services and $43,231 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the period December 29, 2006 (commencement of operations) through October 31, 2007, Unified earned fees of $15,368 from the Managed Volatility Fund for transfer agent services and $24,268 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. As of October 31, 2007, Unified was owed $13,000 and $2,724 from the SMI Fund and Managed Volatility Fund, respectively, for transfer agent services and $9,172 and $4,281 in reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 2007, Unified earned fees of $60,017 from the SMI Fund for fund accounting services. For the period December 29, 2006 (commencement of operations) through October 31, 2007, Unified earned fees of $18,769 from the SMI Managed Volatility Fund for fund accounting services. As of October 31, 2007, Unified was owed $10,956 and $3,750 from the SMI Fund and the Managed Volatility Fund, respectively, for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of each Fund. There were no payments made to the Distributor by either Fund for the fiscal year ended October 31, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

NOTE 4. INVESTMENTS

For the fiscal year ended October 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of October 31, 2007, the net unrealized appreciation of investments for tax purposes, excluding futures contracts was as follows:

At October 31, 2007, the aggregate cost of securities for federal income tax purposes was $207,465,622 and $24,802,837 for the SMI Fund and the Managed Volatility Fund, respectively.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2007

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2007, National Financial Securities Corporation (“NFSC”), for the benefit of others, held 26.58% and 30.34% of the outstanding shares of the SMI Fund and the Managed Volatility Fund, respectively. As a result, NFSC may be deemed to control each of the Funds.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

SMI Fund. On December 29, 2006, the SMI Fund paid an income distribution of $0.089 per share to shareholders of record on December 28, 2006.

The tax characterization of distributions for the year ended October 31, 2007 and the period ended October 31, 2006 was as follows:

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of October 31, 2007, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $61.

The Sound Mind Investing Funds

Notes to the Financial Statements - continued

October 31, 2007

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS – (continued)

Managed Volatility Fund. There were no distributions made by the Managed Volatility Fund during the period December 29, 2006 (commencement of operations) to October 31, 2007.

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of October 31, 2007, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $8,564 and the mark-to-market on futures contracts in the amount of $58,765.

NOTE 8. CAPITAL LOSS CARRYFORWARD

At October 31, 2007, the Managed Volatility Fund has available for federal tax purposes an unused capital loss carryforward of $40,040, which is available for offset against future taxable net capital gains. This loss carryforward expires on October 15, 2015. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

The Sound Mind Investing Funds

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of The Sound Mind Investing Funds (the “Funds”), comprising The Sound Mind Investing Fund and The Sound Mind Investing Managed Volatility Fund, each a series of the Unified Series Trust, as of October 31, 2007, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two periods then ended for The Sound Mind Investing Fund and the statement of changes in net assets for the period December 29,2006 ( commencement of operations) through October 31, 2007 for The Sound Mind Investing Managed Volatility Fund, and the financial highlights for each of the two periods in the period then ended for The Sound Mind Investing Fund and the financial highlights for the period then ended for The Sound Mind Investing Managed Volatility Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Sound Mind Investing Funds as of October 31, 2007 and the results of their operations for the period then ended, and the changes in their net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 27, 2007

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 60) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

James M. Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 61) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 37 series.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 764-3863 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

The continuation of the Management Agreement of The Sound Mind Investing Fund (the “SMI Fund”) was approved by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the Independent Trustees and each an “Independent Trustee”) at an in-person meeting held on May 20, 2007. The Trustees were directed to the Board materials provided at the meeting, which were compiled to assist them in their decision-making as required by Section 15(c) of the Investment Company Act, as amended. Legal counsel to the Independent Trustees reviewed the materials with the Trustees, noting that the Adviser reported its affiliate had ceased operations of its hedge fund in order to focus on the SMI Fund and the newly launched Sound Mind Investing Managed Volatility Fund. The Trustees also reviewed a memorandum prepared by counsel to the Independent Trustees outlining the Trustees’ duties and factors to be considered in renewing the Agreement.

The Board discussed the Fund’s performance since inception, noting that the Adviser reported that it does not manage other private accounts using a similar “fund upgrading” strategy. They also discussed that the Fund has acquired significant assets in the 18 months since it commenced operations and that its total expense ratio had declined below its expense cap; as a result, the Fund is now reimbursing the Adviser for fees waived/expenses paid by the adviser during its initial period of operations. The Trustees considered the profitability of the Fund’s advisory agreement to the Adviser, and noted that the profit was shown on a gross basis without deducting any overhead expense or salaries of portfolio managers. The Board then considered the profitability of the Adviser and determined that although the Adviser made a profit from the Fund, the profit was not so great as to be considered excessive. The Trustees also noted that the management agreement contains fee breakpoints, and that the Fund is approaching the first breakpoint of $250 million, at which point the fee for assets in excess of that amount will drop by 0.10% annually.

In considering the Management Agreement on behalf of the SMI Fund, the Trustees primarily considered that: (1) although the Fund’s one-year return as of March 31, 2007 lagged its index and peer group, its performance since inception and year-to-date return substantially exceeded the returns of both its benchmark and peer group for the same periods; (2) the Fund’s management fee is higher than the average fee for its peer group, although its total expense ratio, after fee waiver and reimbursement of operating expenses, is comparable to the average total expense ratio for most equity mutual funds; (3) the Adviser has agreed to continue waiving its fees and reimbursing operating expenses for an additional year; (4) the Management Agreement yielded a reasonable profit to the Adviser; (5) the Management Agreement contains a fee breakpoint, pursuant to which the management fee will be reduced once Fund assets reach $250 million, which will assist the Fund in achieving economies of scale; and (6) the Adviser does not engage in soft dollar arrangements pursuant to which the Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit the Adviser.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and SMI Advisory Services, LLC is in the best interests of the Sound Mind Investing Fund and its shareholders.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

James M. Landis, Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

SMI Advisory Services, LLC

422 Washington Street

Columbus, IN 47201

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Marathon Value Portfolio:	FY 2007	$11,000
	FY 2006	$10,195

QCM Absolute Return Fund:	FY 2007	$17,000
	FY 2006	$14,000

Sound Mind Investing Funds:	FY 2007	$21,250
	FY 2006	$11,285

Becker Value Funds:	FY 2007	$21,250
	FY 2006	$20,865

Dreman Funds:	FY 2007	$60,000
	FY 2006	$31,615

(b)	Audit-Related Fees

Registrant
Marathon Value Portfolio:	FY 2007	$0
	FY 2006	$0

QCM Absolute Return Fund:	FY 2007	$0
	FY 2006	$0

Sound Mind Investing Funds:	FY 2007	$0
	FY 2006	$0

Becker Value Funds:	FY 2007	$0
	FY 2006	$0

Dreman Funds:	FY 2007	$0
	FY 2006	$0

(c)	Tax Fees

Registrant
Marathon Value Portfolio:	FY 2007	$1,950
	FY 2006	$1,950

QCM Absolute Return Fund:	FY 2007	$1,950
	FY 2006	$0

Sound Mind Investing Funds:	FY 2007	$3,900
	FY 2006	$1,950

Becker Value Funds:	FY 2007	$15,125
	FY 2006	$5,850

Dreman Funds:	FY 2007	$22,250
	FY 2006	$11,700

(d)	All Other Fees

Registrant
Marathon Value Portfolio:	FY 2007	$0
	FY 2006	$0

QCM Absolute Return Fund:	FY 2007	$0
	FY 2006	$0

Sound Mind Investing Funds:	FY 2007	$0
	FY 2006	$0

Becker Value Funds:	FY 2007	$0
	FY 2006	$0

Dreman Funds:	FY 2007	$0
	FY 2006	$0

(e) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2007	$ 0	$ 0
FY 2006	$ 0	$ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of December 11, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith
(a)(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ Anthony Ghoston
Anthony Ghoston, President

Date	1/4/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Anthony Ghoston
Anthony Ghoston, President

Date	1/4/2008

By	/s/ James M. Landis
James M. Landis, Treasurer

Date	1/4/2008